UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

VeriFone Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 9, 2017

Dear Fellow Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of VeriFone Systems, Inc. (“Verifone”). We will hold the meeting on Thursday, March 23, 2017 at 9:30 a.m., local time, at Verifone’s principal offices located at 88 W. Plumeria Drive, San Jose, CA 95134. We hope that you will be able to attend.

Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of 2017 Annual Meeting of Stockholders (the “Notice of Annual Meeting”) and Proxy Statement. As a stockholder, you will be asked to vote on a number of important matters. We encourage you to vote on all matters listed in the enclosed Notice of Annual Meeting. The Board of Directors recommends a vote FOR the proposals listed as proposals 1, 2, 3, 4 and 5 in the Notice of Annual Meeting.

Board Oversight. As a Board of Directors, we are actively engaged in the oversight of Verifone. As directors, each of us makes a commitment to the extensive time and rigor required to serve on the Board. During 2016, a number of the Board’s discussions focused on the company’s long-term strategy and, in particular, on the company’s goals to both deliver strong financial results and expand its services revenues and offerings. Towards this end, Verifone is investing significantly in next-generation devices that will be launched into the market in the upcoming quarters that will support Verifone’s strategy of expanding its services.

Engaging with Stockholders. We continued our focus on stockholder engagement in 2016. We engaged with stockholders representing over 50% of our outstanding shares of common stock with respect to executive compensation issues and instituted a number of meaningful changes to our compensation programs in response to this stockholder feedback in order to further align our short-term and long-term compensation programs with the views of our stockholders. We also engaged with our stockholders on corporate governance matters. In December 2016, as part of our continuing efforts to reflect corporate governance “best practices,” we adopted a “proxy access” amendment to our bylaws which will enable stockholders meeting certain requirements to include their own director nominees in our proxy materials.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. In addition to voting in person, stockholders of record may vote via a toll-free telephone number or over the Internet. Stockholders who received a paper copy of the Proxy Statement and Annual Report by mail may also vote by completing, signing and mailing the enclosed proxy card promptly in the return envelope provided.

On behalf of our Board of Directors, thank you for your continued support of Verifone.

Sincerely,

Alex W. (Pete) Hart Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY SUBMIT YOUR PROXY BY INTERNET, PHONE OR MAIL.

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2017 Annual Meeting of Stockholders of VeriFone Systems, Inc. (“Verifone”) will be held on Thursday, March 23, 2017 at 9:30 a.m., local time, at Verifone’s principal offices located at 88 W. Plumeria Drive, San Jose, CA 95134, to conduct the following items of business:

1.	Election of eight directors to our Board of Directors for one-year terms;

2.

Approval of the amendment and restatement of the Verifone 2006 Equity Incentive Plan (the “2006 Equity Plan”) to, among other things, increase the number of shares of common stock that may be issued thereunder and provide a maximum annual limit on non-employee director compensation;

3.	An advisory vote to approve the compensation of our named executive officers;

4.	An advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers;

5.	Ratification of the selection of Ernst & Young LLP as Verifone’s independent registered public accounting firm for our fiscal year ending October 31, 2017; and

6.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing business items are described more fully in the Proxy Statement accompanying this Notice of Annual Meeting.

All holders of record of our common stock as of 5:00 p.m. Eastern Standard Time on January 27, 2017, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Verifone’s principal offices located at 88 W. Plumeria Drive, San Jose, CA 95134, as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To enter the meeting, you will need to provide proof of ownership of Verifone stock as of 5:00 p.m. Eastern Standard Time on January 27, 2017, as well as an acceptable form of personal photo identification. If you hold your shares in your own name, your proof of ownership is your proxy card. If you hold your shares through a broker, trustee or nominee, you must bring either a copy of the voting instruction card provided by your broker or nominee or a recent brokerage statement confirming your ownership as of 5:00 p.m. Eastern Standard Time on January 27, 2017. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice of Internet Availability of Proxy Materials or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

Paul Galant	Albert Liu
Chief Executive Officer	Corporate Secretary

February 9, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 23, 2017: This Notice of Annual

Meeting, the Proxy Statement and the Annual Report are available on the Internet at www.proxyvote.com.

The Securities and Exchange Commission (“SEC”) has adopted a “Notice and Access” rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to stockholders in lieu of a paper copy of the proxy statement, related materials and the company’s annual report to stockholders.

The Notice of Internet Availability provides instructions as to how stockholders can access the proxy materials online, contains a listing of matters to be considered at the meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online, or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.

2017 Proxy Statement i

VERIFONE SYSTEMS, INC.

88 W. PLUMERIA DRIVE

SAN JOSE, CA 95134

PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL INFORMATION

General

VeriFone Systems, Inc. (“Verifone,” the “Company,” “we” or “our”) is furnishing this Proxy Statement to the holders of its common stock, par value $0.01 per share, in connection with the solicitation by its Board of Directors of proxies to be voted at its 2017 Annual Meeting of Stockholders on Thursday, March 23, 2017 at 9:30 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Verifone’s principal offices located at 88 W. Plumeria Drive, San Jose, CA 95134.

The Notice of Annual Meeting, Proxy Statement and form of proxy are first being provided to our stockholders on or about February 9, 2017.

All stockholders are cordially invited to attend the Annual Meeting in person. To attend the Annual Meeting, you will need to provide proof of ownership of Verifone stock as of 5:00 p.m. Eastern Standard Time on January 27, 2017, as well as an acceptable form of personal photo identification. If you hold your shares in your own name, your proof of ownership is your proxy card. If you hold your shares through a broker, trustee or nominee, you must bring either a copy of the voting instruction card provided by your broker or nominee or a recent brokerage statement confirming your ownership as of 5:00 p.m. Eastern Standard Time on January 27, 2017.

Notice Regarding the Availability of Proxy Materials

We have adopted the “notice and access” rule of the U.S. Securities and Exchange Commission (the “SEC”). As a result, we furnish proxy materials primarily via the Internet instead of mailing a printed copy of the proxy materials. Stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail which provides the website and other information on how to access and review the Proxy Statement and proxy materials over the Internet. The Notice of Internet Availability will be mailed on or about February 9, 2017.

As of the date of the mailing of the Notice of Internet Availability, stockholders will be able to access all of the proxy materials over the Internet as instructed in the Notice of Internet Availability. The proxy materials will be available free of charge. The Notice of Internet Availability will provide instructions on how to vote over the Internet or by phone.

If you received a Notice of Internet Availability and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

Record Date; Voting Rights

Only stockholders of record as of 5:00 p.m. Eastern Standard Time on January 27, 2017 will be entitled to vote at the Annual Meeting. As of that date, there were 111,576,880 shares of our common stock outstanding, each of which is entitled to one vote for each matter to be voted on at the Annual Meeting, held by 77 stockholders of record. For information regarding security ownership by executive officers and directors and by beneficial owners of more than 5% of Verifone’s common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

2017 Proxy Statement	1

Voting Procedures

If you are a stockholder of record as of the record date, you may vote your shares over the Internet or by telephone by following the instructions set forth on the Notice or the proxy card mailed to you, or by mailing in a completed proxy card. Your shares will be voted at the Annual Meeting in the manner you direct. The Internet voting procedures are designed to authenticate each stockholder’s identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card. Stockholders voting via the Internet should understand that there may be costs associated with voting in these manners, such as usage charges from Internet service providers that must be borne by the stockholder.

Votes submitted by mail, telephone or via the Internet must be received by 11:59 p.m., Eastern Daylight Time, on March 22, 2017. Submitting your vote by mail, telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you will receive instructions from your bank or brokerage firm that must be followed in order for the record holder to vote the shares per your instructions. Banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the phone, as well as instructions for requesting a hard copy of the proxy materials and proxy card.

Quorum

The holders of a majority of the outstanding shares of common stock as of 5:00 p.m. Eastern Standard Time on January 27, 2017, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” are treated as present for quorum purposes.

Broker Non-Votes

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to that particular proposal. “Broker non-votes” are treated as present for purposes of determining a quorum but are not counted as withheld votes, votes against the matter in question, or as abstentions, nor are they counted in determining the number of votes present for a particular matter.

Under rules of the New York Stock Exchange (“NYSE”), which apply to us, the election of directors (Proposal 1), the approval of the amendment and restatement of the 2006 Equity Plan (Proposal 2), the advisory vote to approve the compensation of our fiscal 2016 named executive officers (the “NEOs”) (Proposal 3) and the advisory vote on the frequency of future advisory votes to approve the compensation of the NEOs (Proposal 4) are matters on which a broker may not vote without your instructions. Therefore, if you do not provide instructions to the record holder of your shares with respect to these proposals, your shares will not be voted on these “non-routine” matters. The ratification of the appointment of our independent registered public accounting firm (Proposal 5) is a routine item under NYSE rules. As a result, brokers who do not receive instructions as to how to vote on that matter generally may vote on that matter in their discretion.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

2	2017 Proxy Statement

Voting Requirements

The number of votes required to approve each of the proposals that are scheduled to be presented at the meeting is as follows:

Proposal	Required Vote
• Election of directors.

•       A vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) is required for the election of each director. Abstentions will have no effect on the election of directors.

• Amendment and restatement of the 2006 Equity Plan.	• The affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against” the matter.
• Advisory vote to approve the compensation of our NEOs.	• The affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against” the matter.
• Advisory vote on the frequency of future advisory votes to approve the compensation of our NEOs.

•       For the advisory vote regarding the frequency of future advisory votes to approve the compensation of our NEOs, you may vote “Every Year,” “Every Two Years,” “Every Three Years,” or “Abstain.” If you elect to abstain from voting on this proposal, the abstention will not have any effect on the advisory vote.

• Ratification of appointment of Ernst & Young LLP as Verifone’s independent registered public accounting firm.	• The affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against” the matter.

Proxy Solicitation

Verifone will pay the costs of soliciting proxies. In addition to the use of mails, proxies may be solicited by personal or telephone conversation, facsimile, electronic communication, posting on Verifone’s website, http://www.verifone.com, and by the directors, officers and employees of Verifone, for which they will not receive additional compensation. Verifone also expects to retain MacKenzie Partners, Inc. to aid in the distribution and solicitation of proxies for an estimated fee of $15,000, plus its reasonable out-of-pocket expenses. Verifone may reimburse brokerage firms and other owners representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

Proxies and ballots will be received and tabulated by the inspector of election for the Annual Meeting. The inspector of election will treat shares of common stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining or withholding on any or all matters.

Revocation of Proxies

The shares represented by valid proxies received and not revoked will be voted at the Annual Meeting. If you execute and return the enclosed proxy card but do not give instructions, your shares will be voted as follows: “FOR” the election of all of our director nominees (Proposal 1), “FOR” the approval of the amendment and restatement of the 2006 Equity Plan (Proposal 2), “FOR” the advisory vote to approve the compensation of our

2017 Proxy Statement	3

NEOs (Proposal 3), “EVERY YEAR” for the advisory vote on the frequency of the future advisory votes to approve the compensation of our NEOs (Proposal 4), “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2017 (Proposal 5) and otherwise in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting and any adjournments or postponements thereof.

A proxy may be revoked at any time before it is voted by (i) delivering a written notice of revocation to our Secretary at c/o VeriFone Systems, Inc., 88 W. Plumeria Drive, San Jose, CA 95134, (ii) subsequently submitting a duly executed proxy bearing a later date than that of the previously submitted proxy (including by submission over the Internet), or (iii) attending the Annual Meeting and voting in person. Attending the Annual Meeting without voting will not revoke your previously submitted proxy.

Stockholder Proposals for the 2018 Annual Meeting

Our stockholders may submit proposals that they believe should be voted upon at our 2018 Annual Meeting of Stockholders.

In the event a stockholder wishes to have a proposal considered for presentation at our 2018 Annual Meeting and included in our proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded to our Secretary so that it is received no later than October 12, 2017, which is the date 120 calendar days prior to the anniversary of the mailing date of the proxy statement for the 2017 Annual Meeting. Any such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Proxy Access to Include Nominees in our 2018 Proxy Statement.    Under our new proxy access bylaw, if a stockholder (or a group of up to 20 stockholders) owning at least 3% of the number of outstanding shares of common stock continuously for at least three years, and meeting the other requirements specified in our bylaws, wishes to include director nominees (up to the greater of two nominees or 20% of the Board) in our proxy statement and form of proxy used in connection with the 2018 Annual Meeting, notice must be received by our Secretary at our principal offices, no later than October 12, 2017, which is the date 120 days prior to the anniversary of the mailing date of the proxy statement for the 2017 Annual Meeting and no earlier than September 12, 2017, which is the date 150 days prior to the anniversary of the mailing date of the proxy statement for the 2017 Annual Meeting. However, in the event that the date of the 2018 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days from such anniversary date, notice by the stockholder, to be timely, must be so delivered no later than the close of business on the later of the 180th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such notice must comply with the requirements set out in our bylaws.

Nominees or Proposals not for Inclusion in our 2018 Proxy Statement.    Under our bylaws, if a stockholder, rather than including a proposal in the proxy statement as discussed above, seeks to propose business for consideration at the 2018 Annual Meeting, notice must be received by our Secretary at our principal offices, no later than December 23, 2017, which is the date 90 days prior to the first anniversary of the 2017 Annual Meeting and no earlier than November 23, 2017, which is the date 120 days prior to the first anniversary of the 2017 Annual Meeting. However, in the event that the date of the 2018 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days from such anniversary date, notice by the stockholder, to be timely, must be so delivered no later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made and no earlier than 120 days prior to such annual meeting. Any such notice must comply with the requirements set out in our bylaws.

The mailing address for our Secretary is our principal offices at 88 W. Plumeria Drive, San Jose, CA 95134.

4	2017 Proxy Statement

DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE

Director Independence

For a member of our Board to be considered independent under NYSE rules, our Board must determine that the director does not have a material relationship (as described below) with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities).

Our Board has undertaken a review of our directors’ independence in accordance with standards that our Board and our Corporate Governance and Nominating Committee have established to assist our Board in making independence determinations. Any relationship listed under the heading “Material Relationships” below will, if present, be deemed material for the purposes of determining director independence. If a director has any relationship that is considered material, the director will not be considered independent. Any relationship listed under the heading “Immaterial Relationships” below will, if present, be considered categorically immaterial for the purpose of determining director independence. Multiple “Immaterial Relationships” will not collectively create a material relationship that would cause the director to not be considered independent. In addition, the fact that a particular relationship is not addressed under the heading “Immaterial Relationships” will not automatically cause a director to not be independent. If a particular relationship is not addressed under the standards established by our Board, our Board will review all of the facts and circumstances of the relationship to determine whether or not the relationship, in our Board’s judgment, is material.

Our Board has determined that Mr. Alspaugh, Ms. Austin, Mr. Hart, Mr. Henske, Mr. Raff, Mr. Schwartz and Ms. Thompson are independent under NYSE rules. Former director Wenda Harris Millard, whose Board service ended May 21, 2016, had been determined by our Board to be independent.

Material Relationships

Any of the following shall be considered material relationships that would prevent a director from being determined to be independent:

Auditor Affiliation.    The director is a current partner or employee of our internal or external auditor; a member of the director’s immediate family (including the director’s spouse; parents; children; siblings; mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law; and anyone who shares the director’s home, other than household employees) is a current employee of such auditor who participates in the firm’s audit, assurance, or tax compliance (but not tax planning) practice or a current partner of such auditor; or the director or an immediate family member of the director was a partner or employee of such a firm and personally worked on our audit within the last five years.

Business Transactions.    The director is an employee of another entity that, during any one of the past five years, received payments from us, or made payments to us, for property or services that exceeded the greater of $1 million or 2% of the other entity’s annual consolidated gross revenues, or a member of the director’s immediate family has been an executive officer of another entity that, during any one of the past five years, received payments from us, or made payments to us, for property or services that exceeded the greater of $1 million or 2% of the other entity’s annual consolidated gross revenues.

Employment.    The director was our employee at any time during the past five years or a member of the director’s immediate family was one of our executive officers in the prior five years. However, the employment of a director on an interim basis as Chairman of the Board, Chief Executive Officer or other executive officer of Verifone shall not disqualify a director from being considered independent following that employment.

Interlocking Directorships.    During the past five years, the director or an immediate family member of the director was employed as an executive officer by another entity where one of our current executive officers served at the same time on the compensation committee (or similar committee) of that company.

Other Compensation.    A director or an immediate family member of a director received more than $100,000 per year in direct compensation from us, other than director and committee fees, in the past five years.

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Investment Banking or Consulting Services.    A director is a partner or officer of an investment bank or consulting firm that performs substantial services to us on a regular basis.

Immaterial Relationships

The following relationships shall be deemed immaterial and will not be considered for purposes of determining director independence:

Affiliate of Stockholder.    A relationship arising solely from a director’s status as an executive officer, principal, equity owner, or employee of an entity that is one of our stockholders.

Certain Business Transactions.    A relationship arising solely from a director’s status as an executive officer, employee or equity owner of an entity that has made payments to or received payments from Verifone for property or services shall not be deemed a material relationship or transaction that would cause a director not to be independent so long as the payments made or received during any one of such other entity’s last five fiscal years are not in excess of the greater of $1 million or 2% of such other entity’s annual consolidated gross revenues.

Director Fees.    The receipt by a director from us of fees for service as a member of our Board and committees of our Board.

Other Relationships.    Any relationship or transaction that is not covered by any of the standards listed above in which the amount involved does not exceed $25,000 in any fiscal year shall not be deemed a material relationship or transaction that would cause a director not to be independent.

Notwithstanding the foregoing, no relationship shall be deemed categorically immaterial as described above to the extent that it is required to be disclosed in SEC filings under Item 404 of the SEC’s Regulation S-K.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that provide the framework within which our Board directs our corporate governance. Our Corporate Governance and Nominating Committee reviews these guidelines annually and recommends changes to our Board for approval as appropriate. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, http://ir.verifone.com, and are available in print to any stockholder who requests it.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which is available on the Investor Relations section of our website, http://ir.verifone.com, and is available in print to any stockholder who requests it. The Code of Business Conduct and Ethics applies to all of our employees, officers and directors, unless prohibited by law or union agreement. We will post any amendments to or waivers from a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the “code of ethics” definition set forth in Item 406(b) of the SEC’s Regulation S-K at http://ir.verifone.com.

Director Attendance at Meetings

Although our Board recognizes that scheduling conflicts may occasionally prevent a director from attending a Board or stockholder meeting, our Board expects each director to make every reasonable effort to keep such absences to a minimum. During fiscal 2016, each of our directors attended not less than 75% of the total number of meetings of our Board and the committees of our Board on which such director served. At the 2016 Annual Meeting of Stockholders, all of our directors then in office were in attendance. In fiscal 2016, our Board held a total of five meetings.

Executive Sessions

Non-employee directors meet in executive session without any management directors or employees present at each regularly scheduled Board meeting. The presiding director at these meetings is Mr. Hart, the Chairman of the Board.

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Communications with Directors

Any interested party may direct communications to individual directors, including the Chairman of the Board, a board committee, the independent directors as a group or our Board as a whole, by addressing the communication to the named individual, to the committee, the independent directors as a group or our Board as a whole c/o Secretary, VeriFone Systems, Inc., 88 W. Plumeria Drive, San Jose, CA 95134. Our Secretary or an Assistant Secretary will review all communications so addressed and will relay to the addressee(s) all communications determined to relate to our business, management or governance.

Committees of our Board of Directors

Our Board has an Audit Committee, a Compensation and Leadership Development Committee and a Corporate Governance and Nominating Committee.

Audit Committee

Our Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Board has adopted an Audit Committee charter, which is available on the Investor Relations section of our website at http://ir.verifone.com, and is available in print to any stockholder who requests it, and defines our Audit Committee’s duties and responsibilities to include:

•	Appointment, compensation, retention and oversight of the work of our independent registered public accounting firm;

•	Pre-approving all audit and non-audit services provided by our independent registered public accounting firm;

•	Reviewing the appointment, replacement, reassignment or dismissal of the Chief Audit Executive, who is vested with oversight of and responsibility for our global internal audit activities;

•

Discussing with our independent registered public accounting firm the overall scope and plans for their audits and regularly reviewing with our independent registered public accounting firm, and discussing with management, and if appropriate, the Chief Audit Executive, any difficulties encountered during the course of the audit work;

•	Discussing at least annually with the Chief Audit Executive the overall scope and plans for internal audits and any difficulties encountered in the course of internal audits;

•	Reviewing and discussing the financial statements, including with management and our independent registered public accounting firm;

•	Reviewing and discussing with management, the internal auditors and our independent registered public accounting firm the assessment of the effectiveness of internal control over financial reporting;

•	Discussing with appropriate counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or our business;

•	Reviewing and approving related party transactions;

•	Reviewing our compliance systems with respect to legal and regulatory requirements; and

•	Discussing our policies with respect to risk assessment and risk management.

Our Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of our Audit Committee. Our Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided that any pre-approvals made under delegated authority are presented to our Audit Committee at its next scheduled meeting.

In fiscal 2016, our Audit Committee met eight times, and met in executive session without management present at each such meeting. Our Board and our Corporate Governance and Nominating Committee have determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC.

The report of our Audit Committee is included in this Proxy Statement under “Report of the Audit Committee.”

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Compensation and Leadership Development Committee

Our Board has adopted a Compensation and Leadership Development Committee charter, which is available on the Investor Relations section of our website at http://ir.verifone.com, and is available in print to any stockholder who requests it, which defines our Compensation and Leadership Development Committee’s purposes and responsibilities to include:

•

Reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by our Board), determining and approving our CEO’s compensation based on this evaluation;

•

Determining and approving non-CEO executive officer compensation, making recommendations to our Board with respect to incentive compensation plans and equity-based plans, including the VeriFone Bonus Plan and the 2006 Equity Plan, administering these plans, and discharging any responsibilities imposed on our Compensation and Leadership Development Committee by any of these plans;

•	Approving any new equity-based plan or any material change to an existing plan where stockholder approval has not been obtained;

•

Overseeing, in consultation with management, regulatory compliance with respect to compensation matters, including overseeing our policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the U.S. Internal Revenue Code (the “IRC”);

•

Reviewing and approving any severance or similar arrangements proposed to be made to the CEO and any of the non-CEO executive officers, including arrangements for compensation following a change in control of the Company;

•	Preparing an annual Report of our Compensation and Leadership Development Committee for inclusion in our annual proxy statement;

•

Annually assessing the risks associated with our compensation programs, policies and practices applicable to employees to determine whether the risks arising from such programs, policies and practices are appropriate or reasonably likely to have a material adverse effect on the Company; and

•

Overseeing the development and review of succession plans for the CEO’s direct reports and other key executive positions identified by management, periodically reviewing such plans with our Board and overseeing the development of executive leadership of the Company.

Our Compensation and Leadership Development Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to such standing or ad hoc subcommittees as it may determine to be necessary or appropriate for the discharge of its responsibilities, as long as the subcommittee contains at least the minimum number of directors necessary to meet any regulatory requirements.

In fiscal 2016, our Compensation and Leadership Development Committee met four times, and met in executive session without management present at each such meeting.

Our Board and our Corporate Governance and Nominating Committee have determined that each member of our Compensation and Leadership Development Committee is “independent” within the meaning of the rules of both the NYSE and the SEC.

The annual report of our Compensation and Leadership Development Committee is included in this Proxy Statement under “Report of the Compensation and Leadership Development Committee.”

8	2017 Proxy Statement

Corporate Governance and Nominating Committee

Our Board has adopted a Corporate Governance and Nominating Committee charter, which is available on the Investor Relations section of our website at http://ir.verifone.com and is available in print to any stockholder who requests it. Our Corporate Governance and Nominating Committee charter defines our Corporate Governance and Nominating Committee’s purposes and responsibilities to include:

•

Making recommendations to our Board from time to time as to changes that our Corporate Governance and Nominating Committee believes to be desirable as to the size of our Board or any committee thereof;

•

Identifying individuals believed to be qualified to become Board members, consistent with criteria approved by our Board, and selecting, or recommending to our Board, the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders;

•	Developing and recommending to our Board standards to be applied in making determinations as to the absence of material relationships between Verifone and a director;

•

Identifying Board members qualified to fill vacancies on any committee of our Board (including our Corporate Governance and Nominating Committee) and recommending that our Board appoint the identified member or members to the respective committee;

•	Establishing procedures for our Corporate Governance and Nominating Committee to exercise oversight of the evaluation of our Board;

•	Reviewing periodically and making recommendations to our Board with respect to non-employee director compensation;

•	Developing and recommending to our Board a set of corporate governance principles applicable to Verifone and reviewing those principles at least once a year;

•	Assisting management in the preparation of the disclosure in our annual proxy statement regarding the operations of our Corporate Governance and Nominating Committee;

•	Recommending ways to enhance communications and relations with our stockholders; and

•	Reviewing proposals by our stockholders and proposed responses.

Our Corporate Governance and Nominating Committee has not established specific minimum education, experience, or skill requirements for potential members, but, in general, expects that qualified candidates will have high-level managerial experience in a complex and global organization, and will be able to represent the interests of the stockholders as a whole and not just certain special interest groups or constituencies. Our Corporate Governance and Nominating Committee considers each candidate’s judgment, skill, diversity and professional experience with businesses and other organizations of comparable size in the context of the needs of our Board, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board. At this stage of our development, relevant experiences include, among other things, large-company CEO experience, senior management experience in the payments industry, senior-level experience at multi-national companies with oversight over international operations and financial and accounting expertise and executive-level experience relevant to our key strategic initiatives, such as expertise in the payments industry, information technology and enterprise system security, mobile payments, e-commerce, software and services. In addition, each candidate is expected to contribute positively to the existing chemistry and collaborative culture among Board members and must have the time and ability to make a constructive contribution to our Board. Our Corporate Governance and Nominating Committee also values work ethic, leadership, problem-solving skills and diversity in selecting nominees to serve on our Board, and is committed to actively seeking out highly qualified individuals to contribute to the diversity of the pool from which Board nominees are chosen. Although our Corporate Governance and Nominating Committee does not have a formal policy on diversity, our Corporate Governance and Nominating Committee broadly construes diversity to mean a variety of opinions, perspectives, expertise, personal and professional experiences and backgrounds (including gender, race and ethnicity), as well as other differentiating characteristics. Our Board and each of the committees of our Board engage in an annual self-evaluation that includes an evaluation of diversity of our Board, and our Corporate Governance and Nominating Committee discusses the value of diversity during its annual review of Board composition.

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Our Corporate Governance and Nominating Committee has generally identified nominees based upon suggestions by directors, management, outside consultants, including third-party search firms, and stockholders. Before considering any nominee, our Corporate Governance and Nominating Committee makes a preliminary determination as to the need for additional members of our Board. If a need is identified, members of our Corporate Governance and Nominating Committee discuss and evaluate possible candidates in detail and suggest individuals to explore in more depth. Once a candidate is identified for further consideration, members of our Corporate Governance and Nominating Committee, as well as other members of our Board and management as appropriate, interview the nominee. After completing this evaluation, our Corporate Governance and Nominating Committee makes a recommendation and refers the nominee to the full Board for consideration. Our Corporate Governance and Nominating Committee will consider candidates recommended by stockholders in the same manner as other candidates. Stockholders may nominate candidates for director in accordance with the advance notice and other procedures contained in our bylaws.

Our Corporate Governance and Nominating Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of our Corporate Governance and Nominating Committee.

In fiscal 2016, our Corporate Governance and Nominating Committee met five times, and met in executive session without management present at each such meeting.

Our Board and our Corporate Governance and Nominating Committee have determined that each member of our Corporate Governance and Nominating Committee is “independent” within the meaning of the rules of both the NYSE and the SEC.

The annual report of our Corporate Governance and Nominating Committee is included in this Proxy Statement under “Report of the Corporate Governance and Nominating Committee.”

Director Stock Ownership Guidelines

In December 2015, our Board adopted revised stock ownership guidelines for our non-employee directors to increase their required level of common stock ownership. These revised stock ownership guidelines require each non-employee director to own a minimum number of shares of our common stock valued at four times the director’s annual cash retainer. Any non-employee director who fails to meet or maintain these ownership requirements by the required time frame will be required to retain all shares of our common stock acquired upon the exercise of stock options or vesting of restricted stock or restricted stock unit (“RSU”) awards, net of shares withheld for taxes and payment of the exercise price, if any, until such ownership guidelines are satisfied.

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OUR BOARD OF DIRECTORS

Board Leadership Structure

Under our current Corporate Governance Guidelines, our Board is free to select its Chairman and our CEO in the manner it considers to be in our best interests at any given point in time. Since 2008 the positions of Chairman of the Board and CEO have been held by separate persons. Our Board believes that this structure is appropriate for us because it allows our CEO to focus his time and energy on leading our key business and strategic initiatives while our Board focuses on oversight of management, overall enterprise risk management and corporate governance. Our Board and its committees meet throughout the year on a set schedule, usually at least once a quarter, and also hold special meetings from time to time. Agendas and topics for Board and committee meetings are developed through discussions between management and members of our Board and its committees. Information and data that are important to the issues to be considered are distributed in advance of each meeting. Board meetings and background materials focus on key strategic, operational, financial, enterprise risk, governance and compliance matters applicable to us, including the following:

•	Reviewing quarterly our business, operations and performance;

•	Reviewing progress of strategic initiatives and longer-term strategic and business plans;

•	Reviewing key product, market, industry and competitive issues;

•	Reviewing and approving material investments or acquisitions, strategic transactions and other significant transactions that are not in the ordinary course of business;

•	Overseeing our compliance with legal and regulatory requirements;

•	Reviewing our financial results;

•	Overseeing overall insurance structure and policies, including director and officer insurance levels;

•	Overseeing our enterprise risk management strategy and evaluating our risk exposure and ways to mitigate that risk;

•	Reviewing our management succession plan for the CEO and other executive officers;

•

Evaluating the performance of our Board and reviewing and determining the qualifications of directors and mix of expertise and other attributes of directors, including the financial expertise of members of our Audit Committee;

•	Reviewing and determining the independence of our directors, the appointment of the Chairman of the Board and the selection of Board committee members;

•	Selecting and approving director nominees; and

•	Reviewing and approving director compensation, executive compensation and overall compensation plans.

Board’s Role in Risk Oversight

Our Board executes its risk management responsibility directly and through its committees. As set forth in its charter and annual work plan, our Audit Committee has primary responsibility for overseeing our enterprise risk management process. Our Audit Committee receives updates and discusses individual and overall risk areas during its meetings, including financial risk assessments, operations risk management policies, major financial risk exposures, exposures related to compliance with legal and regulatory requirements, and management’s actions to monitor and control such exposures. Our Vice President of Internal Audit reviews with our Audit Committee our annual operational risk assessment results and at least once each quarter the results of internal audits, including the adequacy of internal controls over financial reporting. Our Vice President of Internal Audit and Chief Information Officer report regularly to our Audit Committee on information systems controls, information security and cybersecurity. Throughout each fiscal year, our Audit Committee invites appropriate members of management to its meetings to provide enterprise-level reports relevant to our Audit Committee’s oversight role, including adequacy and effectiveness of management reporting and controls systems used to monitor adherence to policies and approved guidelines, information systems and security over systems and data, treasury, insurance structure and coverage, tax structure and planning, disaster recovery planning and the overall effectiveness of our operations risk management policies. Our Audit Committee is generally scheduled to meet at least twice a

2017 Proxy Statement	11

quarter, and generally covers one or more areas relevant to its risk oversight role in at least one of these meetings. At least once a quarter our Audit Committee meets with our independent registered public accounting firm separately in executive session. At each meeting, our Audit Committee also reviews with our General Counsel and Chief Compliance Officer any significant compliance matters, including matters raised through internal audit reviews and our alert line.

Our Compensation and Leadership Development Committee monitors the risks associated with our compensation programs, policies and practices with respect to executive compensation and executive recruitment and retention, as well as compensation generally. In establishing and reviewing our executive compensation program, our Compensation and Leadership Development Committee consults with its independent compensation consultant and seeks to structure the program so as to not encourage unnecessary or excessive risk taking. Our executive compensation program utilizes a mix of base salary and short-term and long-term incentive awards designed to align our executive officers’ compensation with our success, particularly with respect to financial performance and increasing stockholder value. Our Compensation and Leadership Development Committee sets the amount of our executive officers’ base salaries at the beginning of each fiscal year. A substantial portion of our executive officers’ annual bonus opportunities are tied to overall corporate performance and increasing stockholder value. The target total direct compensation opportunities of our executive officers also include a substantial portion in the form of long-term equity awards that help align their interests with those of our stockholders over the longer term. In general, cash bonus opportunities may be reduced at the discretion of our Compensation and Leadership Development Committee based on individual performance. Our Compensation and Leadership Development Committee believes that our annual bonus opportunities and long-term equity awards provide an effective and appropriate mix of incentives to help ensure our performance is focused on long-term stockholder value creation and do not encourage short-term risk taking at the expense of long-term results. Our Compensation and Leadership Development Committee has concluded that our executive compensation program does not encourage unnecessary or excessive risk. Our Compensation and Leadership Development Committee has also reviewed our compensation programs for employees generally and has concluded these programs do not create risks that are reasonably likely to have a material adverse effect on Verifone.

Our Corporate Governance and Nominating Committee oversees risks related to our overall corporate governance, including development of corporate governance principles applicable to us, evaluation of federal securities laws and regulations with respect to our insider trading policy, development of standards to be applied in making determinations as to the absence of material relationships between us and a director and formal periodic evaluations of our Board and management. Our Corporate Governance and Nominating Committee seeks to align our governance practices with best practices among peer companies and considers recommendations by shareholder advisory organizations with respect to corporate governance.

Reports delivered by all of our committee chairmen on at least a quarterly basis keep our Board abreast of its committees’ risk oversight and other activities.

Majority Voting Provision

Our bylaws and the Corporate Governance Guidelines provide that, in an uncontested election of directors, each director shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee), and in a contested election, each director shall be elected by a plurality of the votes cast (meaning that the eight nominees receiving the highest number of votes “for” will be elected even if any such nominee receives less than a majority of the votes cast). A contested election is defined as an election for which our Corporate Secretary determines that the number of director nominees exceeds the number of directors to be elected as of the date that is ten days preceding the date we first mail our notice of meeting for such meeting to stockholders.

Under our Corporate Governance Guidelines, any nominee in an uncontested election who receives a greater number of “against” votes than “for” votes shall promptly tender his or her resignation following certification of the vote. Our Corporate Governance and Nominating Committee shall consider the resignation offer and shall recommend to our Board the action to be taken. In considering whether to recommend accepting or rejecting the tendered resignation, our Corporate Governance and Nominating Committee will consider all factors that it deems relevant including, but not limited to, any reasons stated by stockholders for their “against” or “withheld” votes for election of the director, the length of service and qualifications of the director, our Corporate

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Governance Guidelines and the director’s overall contributions as a member of our Board. Our Board will consider these and any other factors it deems relevant, as well as our Corporate Governance and Nominating Committee’s recommendation, when deciding whether to accept or reject the tendered resignation. Any director whose resignation is under consideration shall not participate in our Corporate Governance and Nominating Committee deliberation and recommendation or Board deliberation and action regarding whether to accept the resignation. Our Board shall take action within 90 days following certification of the vote, unless a longer period of time is necessary in order to comply with any applicable NYSE or SEC rule or regulation, in which event our Board shall take action as promptly as is practicable while satisfying such requirements. We will promptly disclose the decision and the reasons therefor in a Current Report on Form 8-K furnished to the SEC.

Proxy Access

In December 2016, our Board adopted “proxy access” amendments to our bylaws, enabling a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to two nominees or 20% of our Board, whichever is greater, provided that the stockholder(s) and nominee(s) satisfy the requirements set forth in our bylaws.

Biographical Information Regarding Our Director Nominees

Certain biographical information regarding our director nominees is set forth below. In each individual’s biography we have highlighted specific experience, qualifications, and skills that led our Board to conclude that each individual should serve or continue to serve as a director of our Board. In addition to these specific attributes, all of our director nominees have public company leadership experience, significant expertise in one or more areas of importance to our business and strategy, and have high-level managerial experience in relatively complex organizations or are accustomed to dealing with complex problems. We believe all of our director nominees are individuals of high character and integrity, are able to work well with others, and have sufficient time to devote to the affairs of our company.

Robert W. Alspaugh.    Mr. Alspaugh, age 69, has served as a director since September 2008. From 2002 to 2006, Mr. Alspaugh served as CEO of KPMG International and from 1998 to 2002, Mr. Alspaugh served as Deputy Chairman and Chief Operating Officer of KPMG’s U.S. Practice. He joined KPMG in 1969 and was elected partner in 1978. In addition to providing more than ten years of service on the management committee and four years on the board of directors of KPMG, Mr. Alspaugh served on the board of KPMG International and was responsible for implementing the strategy of the global organization, which included member firms in 150 countries and more than 100,000 employees. Mr. Alspaugh holds a BBA degree (summa cum laude) in accounting from Baylor University. Mr. Alspaugh is currently a member of the boards of directors of Ball Corp., a supplier of metal and plastic packaging for beverages, food and household products, and of aerospace technologies and services to defense and civilian government agencies, and Autoliv, Inc., a developer, manufacturer and supplier of safety systems to the automotive industry. Mr. Alspaugh also serves on the boards of directors of DSGI Technologies, Inc. and Triton Container International, Ltd., both privately-held companies. Among other skills and qualifications, Mr. Alspaugh brings to our Board substantial global financial management and accounting expertise which is relevant to our business and has led our Board to determine that he is an “audit committee financial expert” as defined by the SEC. Additionally, Mr. Alspaugh’s extensive global management and leadership experience is relevant to his oversight role on our Audit Committee given the global nature of our operations and the related complexities. Mr. Alspaugh serves as the Chairman of our Audit Committee and also serves on our Corporate Governance and Nominating Committee. Mr. Alspaugh serves as the chairman of the audit committees of Triton Container, Autoliv and Ball Corp. He also serves on the compliance committee for Autoliv and the finance committee for Ball Corp.

Karen Austin.    Ms. Austin, age 55, has served as a director since June 2014. Ms. Austin has served as Senior Vice President and Chief Information Officer of Pacific Gas & Electric Company, a natural gas and electric utilities company headquartered in California, since June 2011. Before joining PG&E, Ms. Austin served as Senior Vice President and President of Consumer Electronics of Sears Holdings Corporation from January 2009 to May 2011 and as its Executive Vice President and Chief Information Officer from March 2005 to January 2009. Ms. Austin joined Kmart Corporation in 1984 and served, before its merger with Sears, Roebuck and Co. in 2005, as its Senior Vice President and Chief Information Officer from April 2002 to March 2005 and Vice President,

2017 Proxy Statement	13

Applications from January 2000 to April 2002. Ms. Austin brings to our Board her strong expertise in information technology, change management, engineering, enterprise system security and technical operations, with extensive experience in retail operations and deep knowledge of technology company operating environments. Such experience and qualifications provide unique and valuable insight on our Board’s oversight of our business strategy, and, in particular, our transformation initiatives. Ms. Austin serves on our Audit Committee and Corporate Governance and Nominating Committee. Ms. Austin holds a B.S. degree in Computer Science from Trine University.

Paul Galant.    Mr. Galant, age 49, has served as our CEO and a director since October 2013. Prior to joining Verifone, Mr. Galant served as the CEO of Citigroup Inc.’s Enterprise Payments business since 2010. In this role, Mr. Galant oversaw the design, marketing and implementation of global business-to-consumer and consumer-to-business digital payments solutions. From 2009 to 2010, Mr. Galant served as CEO of Citi Cards, heading Citigroup’s North American and International Credit Cards business. From 2007 to 2009, Mr. Galant served as CEO of Citi Transaction Services, a division of Citi’s Institutional Clients Group. From 2002 to 2007, Mr. Galant was the Global Head of the Cash Management business, one of the largest processors of payments globally. Mr. Galant joined Citigroup, a multinational financial services corporation, in 2000. Prior to joining Citigroup, Mr. Galant held positions at Donaldson, Lufkin & Jenrette, Smith Barney, and Credit Suisse. Mr. Galant holds a Bachelor’s degree from Cornell University where he graduated a Phillip Merrill Scholar. Mr. Galant currently serves on the board of directors of APX Group Holdings, Inc., a home automation services provider, and Conduent Inc., a business process services provider. Mr. Galant brings to our Board, among other skills and qualifications, leadership and expertise with respect to global payments solutions, broad knowledge of the payments and financial services industries, and leadership and management of complex, global organizations.

Alex W. (Pete) Hart.    Mr. Hart, age 76, has served as a director since July 2006 and the Chairman of the Board since June, 2014. Mr. Hart has been an independent consultant to the financial services industry since November 1997. From August 1995 to November 1997, he served as CEO and from March 1994 to August 1995 as Executive Vice Chairman of Advanta Corporation, a diversified financial services company. From 1988 to 1994, he was President and CEO of MasterCard International, the worldwide payment service provider. Mr. Hart holds a bachelor degree in social relations from Harvard University. He is currently a member of the board of directors of Mitek Systems, Inc., a mobile video technology company. Mr. Hart also serves as a director and member of the compensation committee for Solicore, Inc., a private company that develops and manufactures embedded power solutions. From April 2001 until April 2012, Mr. Hart served as Chairman of the Board and a director of SVB Financial Group. Mr. Hart also previously served on the board of directors and compensation committee of Fair Isaac Corporation, a predictive software company. From February 2001 to November 2015, Mr. Hart also served as a director of Global Payments, Inc., a provider of payment technology services. Among other skills and qualifications, Mr. Hart has been an active participant in the payments and financial services industry for more than 40 years including as senior executive, director and consultant, and further, Mr. Hart’s payments industry experience ranges from executive roles at banks, issuers, acquirers and card associations, all of which provide unique insight into our business operations and strategy. The wide spectrum of Mr. Hart’s business and professional experience within the payments industry strongly complements the attributes of our other directors. Mr. Hart is the Chairman of our Corporate Governance and Nominating Committee. He also serves as the chairman of the compensation committee and as a member of the governance committee of Mitek.

Robert B. Henske.    Mr. Henske, age 55, has served as a director since January 2005. Mr. Henske served as a Managing Director at Hellman & Friedman LLC from July 2007 through 2014, and as a Senior Advisor from 2014 to 2016. From May 2005 until July 2007, he served as Senior Vice President and General Manager of the Consumer Tax Group of Intuit Inc. He was Intuit’s CFO from January 2003 to September 2005. Prior to joining Intuit, he served as Senior Vice President and CFO of Synopsys, Inc., a supplier of electronic design automation software, from May 2000 until January 2003. From January 1997 to May 2000, Mr. Henske was a partner at Oak Hill Capital Management, a Robert M. Bass Group private equity investment firm. Prior to that he was a Partner at Bain & Company. He holds a B.Sc. degree in Chemical Engineering from Rice University and an M.B.A. (with distinction) in Finance and Strategic Management from The Wharton School at the University of Pennsylvania. Mr. Henske was previously a member of the boards of directors of Applied Systems, Inc., Ellucian (formerly Datatel, Inc.) (as chairman), Associated Materials LLC, Goodman Global, Inc., Activant Solutions (as chairman), Iris Software Ltd. (as chairman), OpenLink Financial (as chairman), SSP Holdings (as chairman), Williams Scotsman, Grove Worldwide, Reliant Building Products and American Savings Bank. In addition to other skills and qualifications, Mr. Henske brings to our Board significant finance and accounting experience through his

14	2017 Proxy Statement

former roles as CFO of large, global companies in the high technology industry. Mr. Henske’s leadership and management experiences, including his service as a director and committee member on the boards of a number of companies, provide valuable insight on dynamics and operation of our Board, particularly in its oversight role. Mr. Henske is Chairman of our Compensation and Leadership Development Committee, serves on our Audit Committee and is one of our Audit Committee financial experts.

Eitan Raff.     Mr. Raff, age 75, has served as a director since October 2007. Mr. Raff currently serves as a financial consultant to Wolfson Clore Mayer Ltd. and as a senior advisor to Morgan Stanley. Mr. Raff also serves on the board of directors of Alon USA Partners GP, LLC, a Delaware limited liability company that is owned by Alon USA Energy, Inc. and general partner of Alon USA Partners, LP, a Delaware limited partnership that owns and operates a crude oil refinery and markets and distributes petroleum products. Mr. Raff is also on the board of Youth Leading Change, a non-profit association, and previously served as the Accountant General (Treasurer) in the Israeli Ministry of Finance. Mr. Raff holds a B.A. and M.B.A. from the Hebrew University of Jerusalem and, in 2012, received a Doctor Philosophiae Honoris Causa from the Hebrew University of Jerusalem. Mr. Raff served on the boards of directors of Israel Corp. Ltd. until 2015. Mr. Raff previously served as chairman of the board of directors of Bank Leumi le-Israel B.M., Bank Leumi USA and Bank Leumi UK plc from 1995 until 2010. Mr. Raff brings to our Board, among other skills and qualifications, extensive and in-depth experience within the financial services industry, as well as global and cultural aspects of operations and business management relevant to our strategic development. Additionally, Mr. Raff provides unique perspectives on corporate governance and administration based on his long tenure with Bank Leumi. Mr. Raff is a member of our Corporate Governance and Nominating Committee. He served until March 2015 on the investment and capital structure committee of Israel Corp. He currently serves as the Chairman of the audit committee of Alon USA Partners GP, LLC. While serving on the Bank Leumi le-Israel B.M. board, Mr. Raff served on a number of committees of the board of directors, including the committees on credit, finance, administration, conflicts of interest and risk management.

Jonathan I. Schwartz.    Mr. Schwartz, age 51, has served as a director since June 2014. Mr. Schwartz has served as the CEO and President of Care Zone Inc., an Internet service for family caregivers, since April 2010. From 1996 to February 2010, Mr. Schwartz served in various capacities at Sun Microsystems, Inc. prior to its acquisition by Oracle Corporation, including from April 2006 to February 2010 as CEO and a member of the board of directors. Prior to Sun, Mr. Schwartz was the founder, President and CEO of Lighthouse Design, Ltd., which was ultimately acquired by Sun in 1996, and began his career with McKinsey & Company, Inc. Mr. Schwartz serves on our Audit Committee and Compensation and Leadership Development Committee. Mr. Schwartz also serves on the board of directors of Silver Spring Networks, Inc., a provider of smart grid products, and is a member of its compensation committee. Mr. Schwartz brings to our Board proven operational and strategic expertise, with a strong background in technology and solutions. His experience as chief executive officer of a number of high-tech companies, as well as board and committee member of other high-tech public and private companies, provides our Board an important perspective in overseeing our business operations and strategy. Mr. Schwartz holds a B.A. in Mathematics and Economics from Wesleyan University.

Jane J. Thompson.    Ms. Thompson, age 65, has served as a director since March 2014. She is the founder and CEO of Jane J. Thompson Financial Services LLC, a management consulting firm advising businesses focused on payments and serving the financial services needs of mass-market consumers (including large corporations, top management consulting firms, private equity firms and start-ups). From May 2002 to June 2011, Ms. Thompson served as President of Walmart Financial Services, a division of Wal-Mart Stores, Inc. that provides money services, products and solutions to Walmart customers. Previously, she led the Sears Credit, Sears Home Services, and Sears Online groups within Sears, Roebuck & Company, and was a partner with McKinsey & Company, Inc. advising consumer companies. Ms. Thompson serves on our Compensation and Leadership Development Committee and our Corporate Governance and Nominating Committee. Ms. Thompson also serves on the board of directors of Blackhawk Network Holdings, a prepaid payment network company, and its compensation committee; on the board of directors of On Deck Capital, Inc., an online lender to small businesses, and its risk management and audit committees; and on the board of directors of Navient Corporation, a loan management, servicing and asset management company, and its compensation and finance/operations committees. From 1995 to 1999, she served on the board of directors of ConAgra Foods, Inc., a packaged food company, and its audit committee, and from 2012 to 2016 she served on the board of directors of Fresh Market, Inc., a specialty food retailer, and its audit and nominating committees. Ms. Thompson brings to our board of directors extensive management experience leading multi-billion dollar organizations in the financial services, home services, retail and e-commerce industries, with expertise in the evolving relationship between retailers and

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consumers, as well as experience driving strategy and growth for large corporations. Ms. Thompson received a Master’s in Business Administration from Harvard Business School, where she was a Baker Scholar, and a Bachelor’s of Business Administration (summa cum laude) in Marketing from the University of Cincinnati.

There are no family relationships among any director nominees or executive officers of Verifone.

Committee Membership

The table below summarizes membership information for each of our Board committees:

Director	Audit Committee	Compensation and Leadership Development Committee	Corporate Governance and Nominating Committee
Robert W. Alspaugh	✓(Chairman)	—	✓
Karen Austin	✓	—	✓
Alex W. (Pete) Hart	—	—	✓(Chairman)
Robert B. Henske	✓	✓(Chairman)	—
Wenda Harris Millard(1)	—	✓	—
Eitan Raff	—	—	✓
Jonathan I. Schwartz	✓	✓	—
Jane J. Thompson(2)	—	✓	✓

✓ = Member

(1)	Ms. Millard resigned as a member of our Board and Compensation and Leadership Development Committee, effective May 21, 2016.

(2)	Ms. Thompson joined the Corporate Governance and Nominating Committee, effective September 2016.

Audit Committee Financial Expert

Our Board has determined that each of Robert W. Alspaugh and Robert B. Henske is qualified as an Audit Committee financial expert within the meaning of SEC regulations. In making this determination, our Board considered the following qualifications: (a) understanding of United States generally accepted accounting principles (“GAAP”) and financial statements; (b) ability to assess the general application of GAAP to accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be raised by our financial statements, or experience actively supervising persons engaged in these activities; (d) understanding of internal control over financial reporting; and (e) understanding of Audit Committee functions.

Director Compensation

Our Corporate Governance and Nominating Committee regularly reviews the compensation of our non-employee directors.

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Each non-employee director was entitled to receive an annual cash retainer for service on our Board and Board committees during fiscal 2016 as follows:

Annual cash retainer	$70,000
Chairman of the Board cash retainer(1)	$100,000
Annual committee chair cash retainers(2):
Audit Committee	$20,000
Compensation and Leadership Development Committee	$10,000
Corporate Governance and Nominating Committee	$10,000
Annual committee member cash retainers:
Audit Committee	$14,000
Compensation and Leadership Development Committee	$10,000
Corporate Governance and Nominating Committee	$8,000
(1)	The Chairman of the Board cash retainer is in addition to the annual cash retainer.

(2)	The committee chair cash retainers are in addition to the committee member cash retainers.

If our Board and/or a standing Board committee requires a greater than typical number of meetings in a given year, the non-employee directors will be compensated an additional $2,000 per meeting. For this purpose, a “greater than typical number of meetings” is defined as greater than 10 meetings in a given year for both our Board or our Audit Committee or greater than eight meetings in a given year for both our Compensation and Leadership Development Committee or our Corporate Governance and Nominating Committee. From time to time, our Board may establish non-standing, limited purpose committees. Retainer and meeting fees for these committees are determined on a case by case basis.

In addition, each non-employee director is entitled to receive an annual equity award in the form of an RSU award for shares of our common stock with a target value of $165,000, with such awards granted following the election of directors at each annual meeting. The grant date of these equity awards is the first trading day in the month following our annual meeting. The number of shares of our common stock subject to the RSU award is determined based on the 60-calendar-day average closing price of shares of our common stock as of the date of grant, in each case rounded up to the nearest whole share. The annual equity awards vest in full on the first anniversary of the grant date.

Our Board has also adopted the VeriFone Systems, Inc. Director Deferred Compensation Plan to permit our non-employee directors to convert all or a portion (in 25% increments) of their annual cash retainer and committee cash retainers into fully vested deferred stock units (“DSUs”). For each such payment of fully vested DSUs, the number of stock units credited to an electing director is determined by dividing the product of the applicable percentage of the cash retainer payment elected to be converted and the applicable cash retainer payment by the closing price of shares of our common stock on the last trading day prior to the date the cash retainer payment would otherwise have been paid. The plan also permits our non-employee directors to defer all or a portion (in 25% increments) of their annual grant of RSU awards, subject to satisfaction of any applicable vesting conditions. Amounts under the plan are generally payable between the second and tenth anniversaries of grant for the deferred amounts (or earlier for death, disability or separation from service) based on the participating director’s deferral election.

2017 Proxy Statement	17

The following table sets forth a summary of the compensation paid to and earned by our non-employee directors for services in fiscal 2016:

Fiscal 2016 Director Compensation Table

Name	Cash Fees	Option Awards	Stock Awards(1),(2),(3)	All Other Compensation	Total
Robert W. Alspaugh	$112,000	$—	$184,879	$—	$296,879
Karen Austin(4)	$15,333	$—	$239,706	$—	$255,039
Alex W. (Pete) Hart	$188,000	$—	$184,879	$—	$372,879
Robert B. Henske	$104,000	$—	$184,879	$—	$288,879
Wenda Harris Millard(5)	$60,000	$—	$184,879	$—	$244,879
Eitan Raff	$78,000	$—	$184,879	$—	$262,879
Jonathan I. Schwartz	$94,000	$—	$184,879	$—	$278,879
Jane J. Thompson	$81,000	$—	$184,879	$—	$265,879
(1)

During fiscal 2016, each non-employee director who was a director after the close of our Annual Meeting of Stockholders on March 24, 2016 was granted an RSU award that could be settled for 6,556 shares of our common stock. Amounts shown in these columns reflect the aggregate fair value of each award as of the grant date of such award computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 and do not reflect whether the recipient has actually realized a financial benefit from the awards. Pursuant to SEC rules, the amounts reported exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the assumptions used for the calculation of the grant date fair value of these awards, see Note 4, Employee Benefit Plans, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended October 31, 2016.

(2)

As of October 31, 2016, the aggregate number of shares of our common stock subject to outstanding stock options held by each of our non-employee directors was as follows: Mr. Alspaugh, 34,500; Ms. Austin, 11,000; Mr. Hart, 34,500; Mr. Henske, 34,500; Mr. Raff, 29,000; Mr. Schwartz, 11,000; and Ms. Thompson, 12,500.

(3)

As of October 31, 2016, the aggregate number of shares of our common stock for which outstanding RSU awards held by each of our non-employee directors could be settled upon vesting was as follows: Mr. Alspaugh, 17,056; Ms. Austin, 9,036; Mr. Hart, 6,556; Mr. Henske, 13,556; Mr. Raff, 6,556; Mr. Schwartz, 6,556; and Ms. Thompson, 6,556.

(4)

Stock awards column reflects annual RSU awards of $184,879 and a portion of her cash retainer ($54,826) converted to stock units pursuant to the VeriFone Systems, Inc. Director Deferred Compensation Plan.

(5)	Ms. Millard resigned as a member of our Board and Compensation and Leadership Development Committee, effective May 21, 2016.

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OUR EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board and serve at the discretion of our Board. Our current executive officers and their ages as of February 9, 2017 are as follows:

Name	Age	Position
Paul Galant	49	Chief Executive Officer
Vin D’Agostino	53	Executive Vice President, Chief Strategy Officer
Albert Liu	44	Executive Vice President, Corporate Development & General Counsel
Glen Robson	48	Executive Vice President, Global Head of Solutions
Marc Rothman	52	Executive Vice President and Chief Financial Officer

Biographical information for Mr. Galant is set forth above.

Vin D’Agostino.     Mr. D’Agostino joined Verifone in January 2014. As Executive Vice President and Chief Strategy Officer, Mr. D’Agostino is responsible for developing, communicating and executing Verifone’s strategy with our CEO, as well as sustaining corporate strategic initiatives. Additionally, Mr. D’Agostino leads business development activities related to large-scale partnerships. Prior to joining Verifone, Mr. D’Agostino was at JP Morgan Chase since 1985. In his most recent role there, he was responsible for the payment business’ enterprise strategy, corporate development activities and the Payment Steering Committee. Prior to these roles, he held various leadership positions in finance, product management, and operations management at JP Morgan Chase. Mr. D’Agostino holds a Bachelor of Science degree and MBA in Finance from St. John’s University.

Albert Liu.     Mr. Liu serves as our Executive Vice President, Corporate Development and General Counsel. Mr. Liu joined Verifone in October 2008, as Senior Vice President, General Counsel and Corporate Secretary, and was named Executive Vice President, Corporate Development in August 2011. Mr. Liu is responsible for overseeing corporate development, legal and management of our China business. He also serves as the Company’s corporate secretary and chief compliance officer. Prior to joining Verifone, he was Vice President, Legal and Corporate Development, and Company Secretary for NETGEAR, Inc., a provider of networking solutions, since October 2004. Mr. Liu also previously served as General Counsel, Director of Human Resources and Secretary of Turnstone Systems, Inc., a supplier of digital subscriber line testing equipment and General Counsel and Secretary for Yipes Enterprise Services, a provider of Ethernet connectivity services. Mr. Liu began practicing law with the firm of Sullivan & Cromwell. Before entering the legal field, he was a software engineer at Tandem Computers. He holds dual degrees in Computer Science and Political Science from Stanford University, and a J.D. (magna cum laude) from the University of California, Hastings College of the Law. He is a member of the State Bar of California.

Glen Robson.     Mr. Robson has served as our Executive Vice President, Global Head of Solutions since January 2015. Mr. Robson is responsible for delivering innovative solutions built around world-class security products, payment and commerce solutions, differentiated value-added services, and a groundbreaking portfolio of payment systems. Mr. Robson is responsible for overseeing our global engineering, product management and marketing organizations. Prior to joining Verifone, Mr. Robson spent 10 years with Dell, Inc. as a leader in its engineering organization, has served as General Manager and Vice President for Dell’s SMB and Consumer Product Group and most recently as Chief Technology Officer for Dell’s Client’s Product Group. Prior to Dell, Mr. Robson held various engineering management positions at Sun Microsystems. Mr. Robson holds a Bachelor of Arts in Public Policy from the University of Northumbria and a Masters of Science in Computer Science from the University of Kent.

Marc Rothman.     Mr. Rothman has served as our Executive Vice President and Chief Financial Officer since February 2013. Mr. Rothman oversees our finance, information technology and real estate organizations. Prior to joining Verifone, Mr. Rothman served as CFO of Motorola Mobility, Inc., where he oversaw global financial strategy, financial analysis and reporting, regulatory financial compliance, restructuring activities, and mergers and acquisitions, including leading Motorola Mobility’s spin-off transaction from its former parent company, Motorola, Inc., as well as the sale of the company to Google in May 2012. At Motorola, he also held a number of senior finance leadership positions across the company, including serving as chief financial officer in several of its business segments (Public Safety, Networks and Enterprise, and Mobile Devices). Mr. Rothman joined Motorola,

2017 Proxy Statement	19

Inc. through the acquisition of General Instrument in 2000, and at that time he was vice president and corporate controller. He began his career at Deloitte & Touche LLP. Mr. Rothman is a Certified Public Accountant (inactive) in the State of California and graduated from Richard Stockton College with a Bachelor’s degree in Business.

20	2017 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program and discusses the compensation for our fiscal 2016 named executive officers (our “NEOs”). Our fiscal 2016 NEOs are:

•	Paul Galant, our Chief Executive Officer (our “CEO”)

•	Marc Rothman, our Executive Vice President and Chief Financial Officer

•	Vin D’Agostino, our Executive Vice President, Chief Strategy Officer

•	Albert Liu, our Executive Vice President, Corporate Development and General Counsel

•	Glen Robson, our Executive Vice President, Global Head of Solutions

•	Alok Bhanot, our former Executive Vice President, Engineering and Chief Technology Officer, who resigned from the Company effective August 15, 2016

Overview

In this CD&A, we begin by outlining our interaction with stockholders related to our executive compensation program, and the many changes we have made in response to their feedback during fiscal 2016. We also provide highlights of our business performance in 2016, which serve as critical context for the compensation decisions made under our executive compensation program. Second, we review the structure of our executive compensation program and our philosophy of aligning pay with performance, supported by recent compensation outcomes demonstrating how strongly our program aligns realized pay with performance. Third, we provide the decisions made about compensation for our NEOs for fiscal 2016. Finally, we provide supplementary information on several aspects of our program.

Stockholder Advisory Vote on Executive Compensation and Stockholder Outreach

At our 2016 Annual Meeting of Stockholders, we conducted a non-binding stockholder advisory vote on the fiscal 2015 compensation of the named executive officers (commonly known as a “Say-on-Pay” vote). Approximately forty-four percent of the votes were voted in favor of our named executive officer compensation.

In response to the stockholder vote, we reached out to stockholders representing over 50% of our outstanding shares of common stock to obtain feedback on our executive compensation practices to assist our Board in better understanding our stockholders’ views and determining whether changes to our executive compensation program were warranted. Members of management, including our CEO and CFO, investor relations, legal and human resources participated in in-person and telephonic discussions with stockholders in the spring and fall of 2016. The feedback from these discussions was collected and communicated to our Board and the Compensation and Leadership Development Committee (the “Committee”).

Based on the feedback from our stockholders, the Board and the Committee took the following actions described below:

WHAT WE HEARD	HOW WE HAVE RESPONDED
Retain focus on alignment of pay with performance and long-term stockholder interests	• Long-term performance-based equity awards will generally continue to comprise at least 50% of each NEO’s total equity award value.

Too much discretion in annual cash incentive program

•    Beginning in fiscal 2016, we have eliminated the potential for subjective upwards discretion in the form of qualitative adjustments of up to 20% that previously could increase short-term incentive payouts.

•    Beginning in fiscal 2017, we have replaced the individual performance portion of the short-term incentive plans with objective, quantitative corporate strategic goals that will be established at the beginning of each fiscal year.

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Place a cap on “relative TSR” performance-based restricted stock unit awards in the event of negative TSR performance

•    Beginning in fiscal 2017, we have placed a cap on the payout of our performance-based restricted stock unit awards (which are earned based on relative TSR) at target, in the event of negative absolute TSR performance over the three-year performance period.

Consider linking long-term performance awards to additional objective financial metrics

•    Our stockholders had a variety of opinions about metrics for our performance-based restricted stock unit awards (“P-RSU”) with some favoring the current total stockholder return metric and others favoring the use of the total stockholder return metric in combination with additional objective financial metrics.

•    The Board discussed the advantages and disadvantages of expanding the number of metrics that may be used in the P-RSU metrics from just total stockholder return (TSR), as suggested by some stockholders. For fiscal 2017, the Board determined to retain TSR as the sole metric, as a continued focus on TSR is appropriate given the Company’s current position and industry fundamentals. The Board also noted that a significant number of stockholders supported the alignment between stockholder returns and executive compensation created by P-RSUs focused on TSR. In addition, those stockholders who requested adding additional objective financial metrics also largely supported the current relative TSR metric.

•    The Board also noted the use of objective financial metrics with respect to short-term incentive awards.

•    The Board will continue to solicit and consider stockholder feedback on this topic and continue to evaluate whether further changes are appropriate in light of the Company’s strategic goals.

Cap on NEO cash and equity compensation

•    Beginning in fiscal 2016, we adopted a limit, or “cap,” on the maximum payout of any short-term incentive award of 200% of an executive officer’s target short-term incentive compensation opportunity.

•    We set a maximum payout level for the P-RSU awards at 150% of target. We have also imposed a limit, or “cap,” on the dollar amount that may be paid out for such P-RSU awards equal to four times the grant date fair value of any such award.

NEO compensation based on grant date values was perceived as too large in relation to performance

•    Our program strongly aligns realized compensation and performance:

•    Over 80% of total compensation to our named executive officers is variable pay that is at risk.

•    Short-term incentive targets are set on the basis of challenging but realizable goals with minimum thresholds of achievement required for any payout.

•    At least 50% of the value of the long-term incentive is in the form of TSR-based P-RSU awards whose vesting is determined on the basis of our performance over a three-year period.

22	2017 Proxy Statement

•    Recent compensation outcomes demonstrate how our program effectively aligns realized compensation against our performance:

•    No short-term incentive compensation was paid to any NEO or executive in fiscal 2016 due to the Company not achieving the threshold for the Non-GAAP EPS established in the short-term incentive plan.

•    The upfront P-RSU award grant in the target amount of 200,000 shares granted to our CEO as part of his new-hire award in 2013 delivered no shares upon vesting in 2016.

•    Based on our share-price performance through October 31, 2016, the P-RSU awards granted to our NEOs in 2015 and 2016 would not have been earned assuming measurement through that date.

We value the insights gained from our discussions with our stockholders and find them to be critically important as the Committee considers and adopts policies affecting our executive compensation program and governance. We will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received through our stockholder engagement activities, to understand their views on our executive compensation philosophy, program, policies and practices, when making compensation decisions for our executive officers. We also engaged with our stockholders on various corporate governance matters. In December 2016, as part of our continuing efforts to reflect corporate governance best practices, we adopted a “proxy access” amendment to our bylaws which will enable stockholders meeting certain requirements to include their own director nominees in our proxy materials.

Consistent with the recommendation of our Board at this Annual Meeting regarding Proposal 4 on the frequency of future Say-on-Pay votes and the preference of our stockholders as reflected in the advisory vote on the frequency of future Say-on-Pay votes conducted at our 2011 Annual Meeting of Stockholders (commonly known as a “Say-When-on-Pay” vote), our Board has adopted a policy providing for annual Say-on-Pay votes to approve the compensation of the named executive officers. Accordingly, it is expected that the next Say-on-Pay vote will take place at our 2018 Annual Meeting of Stockholders. In continuing to have an annual policy, our Board will review the outcome of Proposal 4.

Fiscal 2016 Business Highlights—Executing our Long-Term Strategy

The following business highlights contain critical context for the executive compensation awarded in fiscal 2016. In fiscal 2016, we continued to make significant progress on our broad multi-year transformation of our business, which initiative was launched when our CEO, Mr. Galant, joined us in October 2013. Since Mr. Galant joined us, we have shifted our business strategy from that of primarily a hardware provider of traditional electronic payment terminals to that of a payment and services provider. We believe that this multi-year transformation to a payment and services provider is our most critical mission. Mr. Galant and our management team have made crucial steps toward this mission by embarking on a company-wide restructuring, overhauling our business strategy, improving our product development process and introducing several new products, improving our supply chain and recruiting key employees across our business lines. As part of this transformation, we seek to help our clients navigate current market forces such as:

•	acceleration away from cash to electronic payments;

•	proliferation of POS solutions;

•	increasing complexity of consumer payments;

•	convergence of payments and commerce; and

•	growing expectations for omni-channel experiences.

2017 Proxy Statement	23

Although we experienced a decline in our revenue and earnings-per-share in fiscal 2016 after a record year with respect to revenue in fiscal 2015, we began our most comprehensive product update in over a decade, which will launch a new set of products over the upcoming year that we believe will enable us to significantly enhance the services offerings that we provide our clients. We believe that, under our CEO’s leadership, our management team has made significant progress in positioning us for a critical role in the future evolution and growth of our industry. At the same time, in response to stockholder outreach and feedback in fiscal 2016, we have enhanced our compensation structure to ensure it is robust and rigorous and that our compensation award decisions, as well as any value ultimately realized by our NEOs, is closely tied to our performance. We believe that the results of this compensation structure in fiscal 2016 demonstrate this rigor and alignment with stockholder interests, as illustrated in the next section.

Mr. Galant’s and our management team’s efforts enabled Verifone to achieve the following business highlights in fiscal 2016:

•	Strong Top-Line Results. Consolidated total net revenues of approximately $2.0 billion;

•	Strong Cash Flow. Net cash provided by operating activities of $194 million and free cash flow of $88 million;

•

New Product Launches.    Continued the rollout of our next-generation product lines to support our transition to a payment and services provider, including launches of Engage, Carbon and mPOS solutions in new markets and segments;

•	Modest Strategic Acquisitions. Completed acquisitions of InterCard and AJB Software Design to expand our services business;

•	Maintained Strong Liquidity Position to Support Growth. $148 million of cash and approximately $300 million of undrawn revolver capacity as of the end of fiscal 2016 to support our transformation; and

•

Return of Capital.    Completed $150 million of share repurchases as of October 31, 2016 as part of our first-ever capital return program, which was initiated in September 2015 when our Board authorized a $200 million share repurchase program.

Please see Appendix A for a reconciliation of free cash flow, a non-GAAP financial measure, to net cash provided by operating activities.

Our Executive Compensation Program

Objectives

We believe that highly talented, dedicated, and results-oriented management is critical to our growth and long-term success. Our executive compensation program, which is subject to the oversight of our Board and the Committee, is designed to:

•

Align our executive officers’ interests with long-term stockholder value by providing for a significant portion of management’s compensation in the form of long-term incentive awards, such as stock options, RSUs, and other stock-based awards, with a combination of time-based and performance-based vesting schedules, the value of which depends upon the performance of our common stock;

•

Tie each executive officer’s compensation to our success during the most recent fiscal year, measured in large part by our financial and operational performance, using targets that are aligned with our business strategy and operational plan as approved by our Board, and any variations in stockholder value during that period;

•	Attract, motivate, and retain management talent of high quality in an intensely competitive market; and

•

Ensure that each executive officer’s compensation is at appropriate and competitive levels relative to each other and to senior executives at companies that we have identified as peer group companies, or other appropriate surveyed companies, including certain of our competitors.

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Executive Compensation Elements

Element	Description	Considerations and Rationale	Clawback and Forfeiture Provisions
Base Salary	• Fixed annual cash amount • Paid periodically throughout the year	• Provides a competitive fixed rate of pay recognizing different levels of responsibility and performance	—
Short-Term Incentive Compensation (“SIP”)	• Variable annual performance-based cash incentive awards (“SIP”) • The maximum level of payout is 200% of target	• Incentivizes achievement of important short-term corporate and financial objectives as reflected in our annual plan	✓
Long-Term Incentive Compensation (“LTI”)
Time-based	• Restricted stock unit awards with time-based vesting

•   Realizable compensation based upon the intrinsic value of our stock which vests over time. Retains executives through vesting over a multi-year period

•   Ties a substantial amount of an executive’s overall compensation to our long-term performance

✓
Performance- based

•   Performance restricted stock unit awards (P-RSU) based on achievement of shareholder return compared to the S&P North American Technology Sector Index, measured over a three-year performance period.

•   If our company TSR falls below the 25th percentile for the three year measurement period, then there would be no payout on the awards. The maximum payout level for the P-RSU awards is 150% of target for achievement of 75th percentile or greater performance for the three year performance period.

•   Motivates executives and rewards the achievement of superior TSR performance over a three-year performance period

•   Ties a substantial amount of an executive officer’s overall compensation to our relative long-term stock performance

✓

2017 Proxy Statement	25

The foregoing elements combine to promote the compensation objectives that we have outlined above. The Committee believes that a mix of both short-term cash incentives and long-term equity incentives are appropriate to implement our overall compensation program. The percentage that these elements represent of compensation granted in fiscal 2016 to our CEO and our other NEOs is reflected below:

2016 NEO Compensation Mix

The Committee considers long-term equity awards as the most effective component of our executive compensation program for attracting and retaining executive talent, and incentivizing long-term performance that aligns with the interests of our stockholders. Accordingly, in setting executive compensation, the Committee has generally allocated executive compensation opportunities heavily toward long-term equity awards. Moreover, in any particular performance period, assuming strong company and/or individual performance, the Committee may use equity awards for retention purposes or to incentivize performance in cases where the nature of an executive’s future performance goals merits a higher award commensurate with higher target achievements for the performance period.

The Committee evaluates base salaries and short-term and long-term incentive awards as tools to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate for the NEOs. The Committee is also cognizant of the importance of investing in executive talent to help achieve our corporate strategies and goals, particularly during times of corporate transformation. We believe the most important indicator of whether our compensation objectives are being met is whether we have structured our compensation elements to incentivize delivery of superior performance, particularly with respect to our financial performance and strategic initiatives, as well as long-term growth and profitability, and overall stockholder return.

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals. The following policies and practices were in effect during fiscal 2016:

•

Direct Communication with Board of Directors.    We provide a direct line of communication for our stockholders with our Board, as described under “Director Independence and Corporate Governance—Communications with Directors” above.

•	Independent Compensation and Leadership Development Committee. The Committee is comprised solely of independent directors.

•

Independent Compensation and Leadership Development Committee Advisors.    The Committee engaged its own compensation consultant to assist with its fiscal 2016 compensation responsibilities. This consultant performed no consulting or other services for us during fiscal 2016.

•

Annual Executive Compensation Review.    The Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes.

26	2017 Proxy Statement

•

Executive Compensation Policies and Practices.    Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

•	Annual Stockholder Advisory Vote to Approve Named Executive Officer Compensation. We provide our stockholders with an annual non-binding advisory vote to approve the compensation of our NEOs.

•	No Material Perquisites. We do not provide material perquisites to our NEOs.

•	No Excise Tax Gross-ups. We do not provide excise tax gross-up payments in connection with executive severance or change in control payments.

•

“Double-Trigger” Change-of-Control Arrangements.    All change-of-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change-of-control of the Company plus a qualifying termination of employment before payments and benefits are paid).

•

Stock Ownership Guidelines.    We require our CEO, CFO and other executive officers to own a minimum number of shares of our common stock valued at five, four or three times annual base salary, respectively. We maintain stock ownership guidelines for our NEOs, as further described in “Executive Stock Ownership Guidelines” below.

•

Compensation Recovery Policy.    We maintain a compensation recovery policy that provides for the recoupment of annual cash and equity incentive compensation from our NEOs in the event of a financial restatement, as further described in “Adjustment or Recovery of Awards; Compensation Recovery (Clawback) Policy” below.

•	Hedging and Pledging Prohibited. We prohibit our employees, including our NEOs, and our non-employee directors from hedging or pledging our securities.

•	No Stock Option Repricings. We do not reprice outstanding stock options (where the exercise price is below the then-current market price of our common stock) without stockholder approval.

•

Increased Alignment on Short-term Incentive Awards.    Beginning in fiscal 2017, short-term incentive awards will be earned based 75% on corporate financial performance measures (revenue, non-GAAP EPS and free cash flow for fiscal 2017) and 25% on strategic objectives (services revenue and new product revenue for fiscal 2017), without the discretion to increase earned payout amounts.

•

Limit on Short-term Incentive Awards.    We have imposed a limit, or “cap,” on the maximum payout of any short-term incentive award of 200% of an executive officer’s target short-term incentive compensation opportunity.

•	Long-term Incentive Compensation. We maintain a policy requiring that generally half of the value of the long-term incentive compensation granted to our executive officers must be performance-based.

•

Performance-based Equity Awards.    Consistent with the foregoing policy in fiscal 2016, we granted P-RSU awards providing that such awards will be earned based on our total stockholder return (“TSR”) compared to the TSR of the S&P North American Technology Sector Index, measured over a three-year performance period. These P-RSU awards also provide for threshold, target, and maximum performance levels which will result in at-target, below-target, and above-target earn-outs based on our actual TSR performance for the performance period. If our Company TSR falls below the 25th percentile for the three-year measurement period, then there would be no payout on the P-RSU awards. For example, if our fiscal 2016 P-RSU awards had been granted with a one-year measurement period ending at the end of fiscal 2016, there would have been no payout on those awards.

•

Payout Limits for Performance-based Equity Awards.    The maximum payout level for the P-RSU awards is 150% of target. We have also imposed a limit, or “cap,” on the dollar amount that may be paid out for such P-RSU awards equal to four times the grant date fair value of any such award.

2017 Proxy Statement	27

•

Additional Cap on Performance-based Equity Awards.    As discussed above, beginning in fiscal 2017, no incremental payouts will be made under our P-RSU awards above target unless we achieve a positive absolute TSR.

•

Peer group selection methodology.    We use a formula-based approach, based on objective, quantitative criteria, for selecting companies for our compensation peer group that places us at approximately the average of the range of market capitalization and revenue of our peer group companies.

Role of Compensation and Leadership Development Committee in Determination of Executive Compensation

The Committee reviews our executive compensation program, policies and practices annually. The Committee analyzes all existing elements of compensation (including base salary, annual cash incentive awards and long-term incentive compensation) for each executive officer. The Committee evaluates each component of our compensation program to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate.

In determining the compensation of each executive officer, including each NEO, the Committee considers the following factors:

•	The contribution, expertise and experience of the executive officer;

•	The scope and importance of such executive officer’s responsibilities;

•	Competitive market data, based on peer group data and other analyses prepared by the Committee’s compensation consultant, as described below;

•	Whether the short-term and long-term elements of the compensation package, in absolute as well as relative terms, assure that appropriate recognition, incentives and retention value are maintained;

•	Our stock price performance over a multi-year period compared against relevant market indices;

•

Our financial performance during the fiscal year as measured against projections of our financial performance approved by our Board at the beginning of the fiscal year, including projections in respect of non-GAAP net revenues, non-GAAP EPS and free cash flow;

•	The compensation package received by the executive officer in prior fiscal years;

•	The compensation package of the individual executive officer as compared with each other as well as our other officers; and

•	With respect to our executive officers other than our CEO, the recommendation of our CEO based on his evaluation of the individual’s performance.

The Committee’s goal in its deliberations is to award compensation that is reasonable in relation to the objectives of our executive compensation program when all elements of potential compensation are considered. The Committee uses the compensation data and market trends described below as an important factor in setting the compensation of our executive officers. This data is one of a number of factors in the Committee’s decisions regarding compensation and pay practices, and it generally uses such data and trends as a reference point rather than as a strict benchmarking tool in making decisions as to whether the contributions and responsibilities of each NEO are properly reflected in his or her compensation. Where an executive officer’s role with Verifone comprises more than one function or area of responsibility, the Committee consults with its compensation consultant to evaluate additional data and recommendations in adjusting such executive officer’s compensation to reflect his or her role.

As part of its annual process to set executive compensation, the Committee considers a number of factors and data points relevant to each executive officer, including competitive compensation levels for each compensation element based on peer group companies and competitive market data. Assessments are made on an executive-by-executive basis, with consideration of the size and complexity of each executive officer’s business unit or function, as well as their individual roles and responsibilities. The Committee places substantial weight on whether the compensation will incentivize superior performance as well as on the overall competitiveness and retention value

28	2017 Proxy Statement

of an executive officer’s compensation. With respect to executive officers other than the CEO, the Committee also places substantial weight on performance reviews measuring objective standards of such executive officers that are made by the CEO. The Committee evaluates the competitiveness within our industry for executive talent of the caliber that we desire and also gives consideration to organizational factors that may impact retention of our executives. Several of our recent management changes have included the addition of executive officers with extensive executive leadership experience and a level of expertise at organizations that are larger in scale and complexity than ours and our peer group companies. The Committee takes into consideration the value to Verifone of such individual’s experience and level of expertise in setting compensation.

Our current arrangements with our NEOs relate in part to terms that we negotiated with each NEO when he was hired. The pay levels and awards reflected in the employment arrangements for these executive officers were a result of extensive negotiations with each of them, taking into account the totality of the circumstances and the competitiveness in our industry for executive talent. Negotiated terms at the time of hire are intended to be specific only to the new hire compensation for the executive officer. Ongoing compensation will be determined based on performance and the principles of our executive compensation program. On an ongoing basis, the Committee would continue to give significant weight to an executive’s experience, background and demonstrated leadership in evaluating whether an executive’s total compensation is competitive and sufficient to retain an executive. For more information on the compensation terms provided to our NEOs, see the discussion under “Employment Agreements and Offer Letters” below.

Role of Compensation Consultant

The Committee retains and consults with a compensation consultant on overall compensation program strategy and the competitiveness of our executive compensation program, and considers the input of the compensation consultant in making compensation decisions. The Committee also considers information from its compensation consultant regarding the compensation levels of companies within our industry and other industries that compete for the same talent. We also subscribe to third-party compensation survey and advisory services that allow us and the Committee to access reports and compensation survey data for comparative purposes. In determining compensation policies and practices for our NEOs, the Committee also considers the executive compensation policies periodically published by the major proxy advisory firms.

Neither we nor the Committee has maintained any long-term contractual relationship with any compensation consultant, but in recent years the Committee has retained Compensia, a national compensation consulting firm, to provide relevant competitive market data and compensation advisory services in connection with its review and determination of compensation for our NEOs. During fiscal 2016, neither Compensia nor any of its affiliates provided any services to us other than the services provided to the Committee. During fiscal 2016, the Committee conducted an independence evaluation of Compensia pursuant to SEC rules and the NYSE listing standards, including a consideration of any potential conflict of interests, prior to its engagement of Compensia and concluded that Compensia was independent. Compensia reports directly to the Committee and may be terminated or replaced at any time at the Committee’s sole discretion.

Competitive Data

The Committee considers compensation-related market and peer group data, as well as additional survey data in making executive compensation decisions. Our peer group consists of companies that were selected using a “formula-based” approach. Near the end of fiscal 2016, we adjusted the formula for peer company selection in fiscal 2016 to more closely match the approach used at that time by Institutional Shareholder Services. This formula-based approach identifies companies with the following company characteristics:

•	Principal business generally in high-technology;

•	Comparable in market capitalization (using companies with four-tenths to four times our market capitalization);

•	Comparable in revenues (using companies with one-half to two times our annual revenues);

•	Comparable in terms of market capitalization as a multiple of revenue (using companies with a multiple of one to four times revenue); and

•	Having annual revenue growth exceeding 5%.

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Our formula-based approach also seeks to develop a peer group that places us at approximately the average of the range of market capitalization and revenue of our peer group companies.

Verifone’s position as compared to the companies in the peer group based on market capitalization and revenues is set forth below:

The following companies made up the peer group for fiscal 2016, with changes from fiscal 2015 resulting in six companies being added (Belden Inc., Blackhawk Network Holdings, Inc., CoreLogic, Inc., Cypress Semiconductor Corporation, SunPower Corporation and Synaptics, Inc.) and six companies being removed (Cree, Inc., EchoStar Corporation, Sapient Corporation, Take-Two Interactive Software, Inc., Trimble Navigation, Ltd. and ViaSat Inc.) based on the application of the formula-based approach:

Belden Inc.	Blackhawk Network Holdings, Inc.	Broadridge Financial Solutions, Inc.
Cadence Design Systems, Inc.	Cardtronics, Inc.	Ciena Corporation
CoreLogic, Inc.	Cypress Semiconductor Corporation	Euronet Worldwide, Inc.
Genpact Limited	Global Payments Inc.	MAXIMUS, Inc.
Microsemi Corporation	NeuStar, Inc.	SunPower Corporation
Synaptics, Inc.	Synopsys, Inc.	Teradyne, Inc.
Total System Services, Inc.	Vantiv Inc.

Where additional market data is needed for the evaluation of compensation for our executive officers, including when there is insufficient peer company information available, the Committee uses compensation survey data for companies generally with the same characteristics noted above, and that are likely to compete with us for executive talent. For fiscal 2016, additional competitive market data was provided from the Radford Global Technology Compensation Survey of companies with annual revenues in the range of $1.0 billion to $3.0 billion.

The competitive data reviewed by the Committee includes analyses of base salary, total cash compensation, long-term incentive value and total direct compensation of our peer group companies and additional competitive market data prepared by its compensation consultant. In preparing for its annual review of executive compensation, the Committee seeks advice from its compensation consultant with respect to the individual elements of executive compensation, as well as the competitiveness of our executive compensation program compared to the peer group and competitive market data, and taking into account any changes to the competitive environment for executive talent in our markets. In evaluating executive compensation and our executive compensation program, the Committee takes into account our one-year and three-year financial performance based on parameters such as net revenues, operating income trend, net income trend, market capitalization growth and TSR, compared to the peer group and competitive market data.

Role of CEO in Determining Executive Compensation for NEOs

Our CEO completes an annual performance evaluation with each of our executive officers, including each of the other NEOs, and provides recommendations to the Committee with respect to the determination of their

30	2017 Proxy Statement

compensation; however, our CEO does not make a recommendation as to his own compensation. While the Committee uses this information and values our CEO’s recommendations, it ultimately exercises its own judgment in setting each NEO’s compensation. Our CEO was not present at any Committee discussions regarding his own compensation.

Employment-Related Agreements with the NEOs

We may enter into written agreements with one or more of our executive officers related to specific employment or compensation terms. The Committee makes the determination as to the terms and conditions of our agreements with our executive officers. In general, the Committee considers whether an agreement is necessary to obtain a measure of assurance as to the executive officer’s continued employment in light of prevailing market competition for the particular position held by the individual and the importance of the particular position to our operations and strategic plan, or if the Committee determines that an employment agreement is necessary and appropriate to attract, motivate, and retain executive talent in light of market conditions, the prior experience of the individual, or our practices with respect to other similarly situated employees.

Employment agreements and offer letters for our NEOs are summarized in the section “Employment Agreements and Offer Letters” below.

Fiscal 2016 Executive Compensation Decisions

Summary of 2016 Executive Compensation Actions

Over the past four years, we have made significant changes to our senior management team, including the appointment of Mr. Rothman as our Chief Financial Officer in February 2013, Mr. Galant as our CEO in October 2013, Mr. D’Agostino as our Chief Strategy Officer in December 2013, and, most recently, the appointment of Mr. Robson as our Executive Vice President, Global Head of Solutions in January 2015. In hiring these individuals, our Board sought new executive talent with substantial experience aligned with our transformation and strategy, such as experience in the financial technology industry and technical expertise relevant to our systems and solutions. They also sought executives with demonstrated leadership and success at organizations with greater scale or complexity than ours in order to position ourselves for growth.

For fiscal 2016, the Committee took the following key compensation actions with respect to the compensation of our NEOs:

•

Base Salaries—Maintained their fiscal 2016 base salaries at their fiscal 2015 levels, with no raises since at least fiscal 2013 other than for Mr. D’Agostino, whose base salary was increased by $40,000 to reflect his promotion from Senior Vice President to Executive Vice President and his expanded role. Base salaries for all NEOs other than Mr. Bhanot, who resigned in fiscal 2016, have continued at the same level for fiscal 2017.

•

Short-Term Incentive Compensation—Mr. Galant’s short-term incentive compensation target for fiscal 2016 was increased by $200,000 from $1,200,000 to $1,400,000. Given the multi-year transformation, emphasis on the importance of achieving objective, critical short-term goals associated with our transformation plans, the decision to keep Mr. Galant’s base salary flat since his hiring in order to focus on “at-risk” rather than “fixed” compensation and in order to retain Mr. Galant, the Board increased Mr. Galant’s target opportunity by $200,000. Messrs. Rothman, D’Agostino, Liu, Robson and Bhanot maintained their short-term cash incentive target for fiscal 2016 at the fiscal 2015 level. The individual performance component was also eliminated in fiscal 2017.

•

Long-Term Incentive Compensation—Granted long-term incentive compensation opportunities in the form of performance-based and time-based restricted stock unit awards. The P-RSU awards are to be earned based on our total stockholder return performance compared to the total stockholder return of the S&P North American Technology Sector Index measured over a three-year performance period. The equity awards were granted with a grant date fair value of $4,976,693 to our CEO and in amounts ranging from a grant date fair value of $894,774 to $1,739,814 to our other NEOs.

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Our Pay-for-Performance Philosophy in Action

Despite our management team’s focus on key strategic and financial goals and the progress outlined in the previous section, we did not meet the non-GAAP EPS threshold for our short-term incentive plan, as set by the Committee. As a result, each NEO and our entire executive leadership team was paid only their base salary as cash compensation; no cash incentive awards were paid. Furthermore, although the values ultimately realized under our P-RSU awards will depend on the value of our stock price as of the end of a three-year performance period, if the fiscal 2016 P-RSU awards granted as part of the LTI in January 2016 were measured from their grant date to October 31, 2016 and paid as of October 31, 2016, no payouts would have been made under these P-RSU awards.

In addition, the relative TSR metric in our P-RSU fell short of the performance targets and thresholds set by the Committee. As illustrated in the table below, the realizable compensation for our CEO over the last three fiscal years (2014-2016) is significantly less than the total compensation amounts disclosed in the Fiscal 2016 Summary Compensation Table and demonstrates an effective “pay-for-performance” when we have not performed to our expectations.

(1)

“Granted Pay Opportunity” equals the sum of, for all of the three prior fiscal years: (i) base salary, (ii) target value of short-term cash incentives granted and bonus earned, and (iii) the grant date fair-value of long-term incentive awards in fiscal 2015 and 2016. Mr. Galant was not granted a long-term incentive award in fiscal 2014.

(2)

“Realizable Pay” equals the sum of, for all of the three prior fiscal years: (i) actual base salary paid, (ii) actual short-term cash incentives and bonus earned, (iii) an assumed realizable value of long-term incentive awards for P-RSU awards granted during the three prior fiscal years based on the methodolgy described below, (iv) the value as of their vesting date of time-based awards granted in fiscal 2015 and 2016 that vested prior to October 31, 2016, and (v) an assumed realizable value for unvested time-based long-term incentive awards granted in fiscal 2015 and 2016 based on the fair market value of our common stock on October 31, 2016 of $15.48. Mr. Galant was not granted a long-term incentive award in fiscal 2014. Under the terms of our P-RSU awards, no shares will be delivered if our total stockholder return compared to the total stockholder return of the S&P North American Technology Sector Index, measured over a three-year P-RSU period, is below the 25th percentile on a stack-ranked basis. We have assumed that neither of the P-RSU

32	2017 Proxy Statement

awards granted to our CEO in fiscal year 2015 and 2016 will vest based on the closing market stock price of $15.48 as of October 31, 2016 in light of our stock price performance as compared against the S&P North American Technology Sector Index from the respective dates these awards were granted through October 31, 2016. The values ultimately realized on these P-RSU awards will depend on our share price as of the end of the three-year performance periods for these awards.

Detailed Review of Compensation Decisions

Base Salary

The Committee reviewed the base salary for our NEOs at the beginning of fiscal 2016 and decided to maintain the same annual base salary for fiscal 2016 as for fiscal 2015 for Messrs. Galant, Rothman, Liu, Robson and Bhanot. Mr. D’Agostino’s base salary was increased by $40,000 in fiscal 2016 to reflect his promotion from Senior Vice President to Executive Vice President and his expanded role, increased responsibilities and appropriate compensation for that role relative to external and internal benchmarks. The base salaries of Messrs. Galant, Rothman, Liu, Robson and Bhanot have remained flat since at least fiscal 2013. The following table sets forth the annual base salaries for fiscal 2016 for our NEOs:

NEOs	Fiscal 2016
Paul Galant	$800,000
Marc Rothman	$450,000
Vin D’Agostino	$400,000
Albert Liu	$400,000
Glen Robson	$450,000
Alok Bhanot	$400,000

Base salaries (for all but Mr. Bhanot, who resigned) have continued at the same level for fiscal 2017.

Short-Term Incentive Compensation

The Committee uses the short-term incentive plan to incentivize achievement of certain short-term corporate objectives as reflected in our annual operating plan. The performance measures and related target levels are established at the beginning of each fiscal year based on our annual operating plan as approved by our Board at that time and at or above our announced guidance. On an individual basis, each NEO is given a set of performance objectives that are aligned with our annual operating plan, strategic goals, and transformation initiatives, which are set out in the form of a “scorecard.” The fiscal 2016 corporate financial performance objectives and our actual achievement versus such objectives are discussed in further detail below under “Fiscal 2016 Short-Term Incentive Compensation.”

In selecting the performance measures and related target levels for our short-term incentive compensation opportunities, the Committee balances the consideration of the likelihood of achieving such performance objectives with the effectiveness of such objectives in incentivizing our NEOs’ performance, consistent with similar considerations when management prepares our annual operating plans. The Committee aims to set company-wide financial performance target levels that are expected to be attainable with meaningful effort. On a year-over-year basis, we typically plan for a certain growth rate in each of the financial performance measures when setting the related target levels, after taking into account growth opportunities, strategic initiatives and market position as well as any countervailing considerations. Therefore, in general, unless there are unusual or unexpected factors affecting our business in general, our key markets or a key business unit or region, or if an NEO fails to adequately execute on planned initiatives, it is probable, though not certain, that the target levels will be achieved with meaningful effort. It is important to the Committee that the achievement of these target levels is subject to a certain level of risk, including the risk that there will be no payout as a result of failure to meet the threshold requirement.

For fiscal 2016, our NEOs’ short-term incentive compensation opportunity consisted of an annual cash bonus target. Consistent with our compensation philosophy, 75% of that opportunity was to be determined based on pre-established company-wide performance measures, consisting of corporate financial performance metrics. The other 25% of that opportunity was based on achievement of individual performance objectives based on each

2017 Proxy Statement	33

NEO’s individual scorecard metrics. In fiscal 2016, we eliminated the 20% discretionary adjustment component with respect to our NEOs’ short-term incentive compensation opportunity. Each NEO’s short-term incentive compensation bonus was based on the actual percentage achievement for each financial performance measure and the individual scorecard, subject to the calculation methodology and adjustment described below. The maximum short-term incentive bonus attainable for each individual based on both the company-wide performance measures and the individual performance objectives is further capped at 200% of the individual’s short-term incentive compensation opportunity.

Fiscal 2016 Cash Bonus Target

NEOs	Fiscal 2016
Paul Galant	$1,400,000
Marc Rothman	$450,000
Vin D’Agostino	$400,000
Albert Liu	$400,000
Glen Robson	$450,000
Alok Bhanot	$500,000

Fiscal 2016 Performance Measures for Short-Term Incentive Plan

Company Financial Performance Measures

The Committee views our overall financial performance as the most important factor in determining an NEO’s short-term incentive compensation. For fiscal 2016, the Committee selected non-GAAP net revenues, non-GAAP EPS and free cash flow, which directly supported our fiscal 2016 business priorities as the company financial performance measures. The Committee also determined that we had to achieve at least 80% of the pre-established target level for both the non-GAAP net revenues and non-GAAP EPS measures (before applying the decelerator/accelerator factor described below) for there to be a bonus payout. Failure to meet this threshold level for either goal results in no bonus payout. The effect of these thresholds can be seen in the fiscal 2016 actual incentive payment result. In addition, the maximum payout under each performance measure was capped at 200%. The relative weighting among these three performance measures for fiscal 2016 reflects a focus on revenues to emphasize the importance of revenue attainment and growth to the value of Verifone. All fiscal 2016 financial measure target levels were set higher than the actual results achieved for the same measures in fiscal 2015 and at or above our announced guidance near the beginning of the fiscal year.

1. Non-GAAP net revenues (weighted 40%)

We consider growth in revenues to be an essential component of our long-term success and viability. We use non-GAAP net revenues in addition to our GAAP revenues to evaluate our overall performance. For fiscal 2016, non-GAAP net revenues were calculated by adding back to our GAAP net revenues the fair value decrease (step-down) in deferred services revenues at acquisition from acquired entities. We refer to this measure as “non-GAAP net revenues” in reporting our financial results in current reports on Form 8-K. Please see Appendix A for a reconciliation of our non-GAAP net revenues to our GAAP net revenues for fiscal 2016.

For purposes of calculating the performance achievement for our non-GAAP net revenue, the Committee applied a decelerator/accelerator factor that provided for every percentage point that we underachieved or overachieved versus the pre-established target level for fiscal 2016, the deemed achievement percentage for this measure would be reduced or increased by five percentage points. For example, if we achieved 99% of the target level for non-GAAP net revenues, for the purposes of the short-term incentive compensation we will be deemed to have achieved 95% of this measure. Similarly, if we achieved 101% of the target level of this measure, we will be deemed to have achieved 105% of this measure.

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2. Non-GAAP EPS (weighted 25%)

We consider growth in non-GAAP EPS to be an indicator of our ability to generate returns on our operations and fund future growth. We use this performance measure to evaluate our performance and compare our current results with those for prior periods, as well as with the results of other companies in our industry. This non-GAAP performance measure has also been used by investment analysts to evaluate our performance. For fiscal 2016, non-GAAP EPS was calculated by excluding the following GAAP items from GAAP net income (loss) as reported: amortization of step-down in deferred services revenue at acquisition; amortization of purchased intangible assets; other merger, acquisition, and divestiture related expenses; restructuring charges; stock-based compensation; cost of debt refinancing; certain other charges and income that we believe may limit the comparability of our ongoing operations with prior and future periods, such as litigation settlement and loss contingency expense; certain costs incurred in connection with senior executive management changes, such as separation payments, non-compete arrangement fees, legal fees and recruiter fees; and the income tax effect of non-GAAP exclusions. For this purpose, non-GAAP diluted shares include additional shares for non-GAAP purposes in periods where we have non-GAAP net income and a GAAP net loss. We refer to this measure as “non-GAAP net income per diluted share” in reporting our financial results in current reports on Form 8-K. Please see Appendix A for a reconciliation of our non-GAAP net income (loss) to our GAAP net income (loss) and our non-GAAP EPS to GAAP EPS for fiscal 2016.

As with non-GAAP net revenues, for purposes of calculating the performance achievement for our non-GAAP EPS, the Committee applied a decelerator/accelerator factor that provided for every percentage point that we underachieved or overachieved versus the pre-established target level for fiscal 2016, the deemed achievement percentage for this measure would be reduced or increased by five percentage points. For example, if we achieved 99% of the target level for non-GAAP EPS, for the purposes of the short-term incentive compensation we will be deemed to have achieved 95% of this measure. Similarly, if we achieved 101% of the target level of this measure, we will be deemed to have achieved 105% of this measure.

3. Free cash flow (weighted 10%)

Free cash flow is a non-GAAP financial measure. We determine free cash flow as net cash provided by operating activities less capital expenditures, in each case as determined in accordance with GAAP. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing our ability to fund our activities, including the financing of acquisitions, debt service and repurchases of our common stock. Please see Appendix A for a reconciliation of our free cash flow to our GAAP net cash provided by operating activities for fiscal 2016.

4. Individual Performance Measures (weighted 25%)

For fiscal 2016, a portion of each NEO’s short-term incentive compensation was based on attainment of pre-established individual performance objectives set at the beginning of the year. For fiscal 2016, individual performance objectives were established using a “scorecard” system. The scorecards have a maximum of five high-level goals, related to achieving our strategic plan and annual business plan, and linked to the overall financial metrics. Within each high-level goal, critical elements are identified and include either a clear performance metric that is linked to our primary corporate metrics, or measurable milestones for delivery of critical large-scale initiatives. Our CEO’s scorecard incorporated performance goals measured at a company-wide level and each other NEO’s scorecard set out performance goals tied to his or her business unit or functional group. The targets for these metrics and milestones are agreed at the beginning of the fiscal year. Our CEO’s scorecard measures were set based on the corporate scorecard approved by our Board, and our CEO reviewed and set the scorecard measures for each executive officer who was a direct report, including Messrs. Rothman, D’Agostino, Liu, Robson and Bhanot. At the end of the year, the CEO evaluates actual results on these scorecard metrics and key milestones, and merges them into an aggregate score for individual scorecard performance. After the end of the fiscal year, the Committee met with our CEO to review whether he had achieved the pre-established performance objectives in his scorecard and to provide him with an opportunity to present what he believed were his significant contributions to the Company for the fiscal year. The Committee also reviewed the individual scorecard of each other NEO with our CEO. In determining the overall individual performance of each of the other NEOs, the Committee placed substantial weight on our CEO’s recommendations and subsequent discussions with him.

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Fiscal 2016 Short-Term Incentive Compensation Results

The short-term incentive compensation performance measures and related target levels and actual short-term incentive awards for fiscal 2016 are summarized in the table below.

Performance Metrics—Fiscal 2016					Paul Galant		Marc Rothman		Vin D’Agostino		Albert Liu		Glen Robson		Alok Bhanot(2)
	Target	Actual	% Achievement(1)	Weight	Target	Award	Target	Award	Target	Award	Target	Award	Target	Award	Target	Award
Financial and Corp. Performance Metrics (in millions, except per share numbers and percentages)(1)(3)				75%
Non-GAAP net revenues	$2,167	$2,006	92.6%	40%	$560,000	$—	$180,000	$—	$144,000	$—	$160,000	$—	$180,000	$—	$200,000	$—
Non-GAAP EPS	$2.24	$1.66	74.1%	25%	$350,000	$—	$112,500	$—	$90,000	$—	$100,000	$—	$112,500	$—	$125,000	$—
Free cash flow	$175	$88	50%	10%	$140,000	$—	$45,000	$—	$36,000	$—	$40,000	$—	$45,000	$—	$50,000	$—
Individual Scorecard Metrics				25%	$350,000	$—	$112,500	$—	$90,000	$—	$100,000	$—	$112,500	$—	$125,000	$—

Total				100%	$1,400,000	$—	$450,000	$—	$360,000	$—	$400,000	$—	$450,000	$—	$500,000	$—

(1)

The achievement percentages indicated in the table above for non-GAAP net revenues and non-GAAP EPS reflect the actual achievement levels without applying the accelerator/decelerator factors to each such measure. Because we failed to achieve 80% of the pre-established target level for the Non-GAAP EPS measure, no annual cash bonus payments were made to any NEO for fiscal 2016.

(2)	Alok Bhanot resigned during fiscal 2016 and did not receive any short-term incentive compensation for fiscal 2016.

(3)	See Appendix A to this Proxy Statement for a reconciliation of our non-GAAP financial performance measures to our GAAP financial performance measures for fiscal 2016.

Because we failed to attain the threshold performance level for non-GAAP EPS for fiscal 2016, no annual cash bonus payments were made to any NEO or any other executive for fiscal 2016.

Long-Term Incentive Compensation

The Committee determines, on an annual basis, whether to provide long-term incentive compensation in the form of equity awards to our executive officers, including our NEOs, subject to any pre-existing contractual obligations. The Committee believes that equity awards encourage a strong ownership stake in the Company and align the interests of our NEOs with those of our stockholders. In addition, these equity awards are intended to serve as incentives for our NEOs to remain with us, continue performance at levels consistent with our corporate objectives and tie a substantial amount of their overall target total direct compensation to our long-term stock performance and profitability. As a result, our executive compensation program generally has been weighted more toward long-term incentive compensation rather than cash compensation.

Equity Award Mix

Typically, the Committee grants equity awards in the form of RSU awards that may be settled for shares of our common stock and/or options to purchase shares of our common stock. Stock options offer our NEOs the right to purchase the stated number of shares of our common stock at an exercise price per share determined on the date of grant. Stock options have value only to the extent the price of our shares on the date of exercise exceeds the applicable exercise price. The exercise price is the fair market value of our common stock based on the stock closing price, as traded on the NYSE, on the grant date. Stock option awards have a term of seven years from the date of grant. For RSU awards, upon vesting, shares of our common stock are deliverable on a one-for-one basis.

The Committee believes that a significant portion of the equity awards granted to our executive officers, including our NEOs, should be performance-based. Consequently, P-RSU awards have generally comprised at least 50% of each NEO’s total equity award value, with the remainder to be subject to time-based vesting requirements, subject to any pre-existing contractual obligations. In fiscal 2016, 60% of our CEO’s long-term incentive compensation consisted of P-RSU awards.

P-RSU awards are earned upon the achievement of one or more pre-established performance measures and related target levels over a multi-year performance period. For the performance-based equity awards granted to our NEOs in fiscal 2016, the Committee selected total stockholder return relative to the S&P North American Technology Sector Index, measured over a three-year performance period, as the performance objective. The shares of our common stock subject to such award will be earned at the end of the three-year performance period based on our actual percentile achievement on a stack-ranked basis, subject to a minimum achievement

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threshold at the 25th percentile, below which there would be no payout, and a maximum payout of 150% for achievement at the 75th percentile or above. In addition, beginning in fiscal 2017, if our absolute level of total shareholder return is negative, then the payout of our P-RSU awards will be capped at 100% regardless of our percentile achievement. Our P-RSU awards are also subject to a maximum payout cap (calculated as of the awards’ earnout date) equal to four times the grant date fair market value. In selecting a relative performance measure, the Committee believes that a benchmark against an industry performance index is appropriate to control for factors, such as overall economic conditions, that are outside of our NEOs’ control.

Changes to Long-Term Incentive Compensation beginning in Fiscal 2017.    Beginning in fiscal 2017, our P-RSU awards will be subject to a maximum payout cap of 100% if the total stockholder return over the three-year performance period is negative. The Committee believes it is important to limit long-term compensation in the event our total stockholder return over a performance period is negative. The Committee believes that the introduction of a payout cap at target in the event of a negative total shareholder return over the performance period of a P-RSU award ensures that payouts received by our NEOs remain appropriately aligned to the total shareholder return realized by our stockholders, balanced with an earning opportunity to meet the retention objectives during our multi-year transformation.

Accounting Considerations.    All equity awards are accounted for in accordance with FASB ASC Topic 718, Share-Based Payment. The Committee considers the stock-based compensation charges that would be recorded for financial reporting purposes for stock options and RSU awards granted to our NEOs as part of its evaluation of our long-term incentive compensation.

Equity Grant Practices.    Equity awards, including annual awards and awards for new hires, are generally approved by the Committee during one of its scheduled quarterly meetings. Generally, our executive officers are considered for equity awards on an annual basis, which are generally approved by the Committee at its meeting in the first quarter of a fiscal year. In general, the Committee places significant weight on a value-based approach for equity awards and, as noted above, weights executive compensation more heavily toward long-term incentive compensation.

Fiscal 2016 Equity Awards

As outlined above, the Committee believes that equity awards encourage a strong ownership stake in the Company and align the interests of our NEOs with those of our stockholders. In addition, these equity awards are intended to serve as incentives for our NEOs to remain with us, continue performance at levels consistent with our corporate objectives and tie a substantial amount of their overall target total direct compensation to our long-term stock performance and profitability. In determining the fiscal 2016 equity awards for our NEOs, the Committee took into consideration the compensation mix specified in our program design, competitive market data, peer group data, each NEO’s individual performance and growth potential, the scope and impact of their role relative to our strategy, and the retention value of the reward.

In January 2016, each of our NEOs employed at that time was granted a performance-based RSU award and a time-based RSU award. The P-RSU awards were granted with a measurement target based on our company TSR relative to the S&P North American Technology Sector Index, measured over a three-year performance period. Such awards are earned at the end of the three-year performance period with payout scaled at actual percentile achievement on a stack-ranked basis, subject to a minimum achievement threshold at the 25th percentile below which there would be no payout, and a maximum payout of 150% for achievement at or above the 75th percentile. There is no payout on such awards if the minimum achievement threshold is not met. This further highlights that when the Company does not perform above the 25th percentile of the S&P North American Technology Sector Index, the NEOs will not realize any consideration under the P-RSU awards and that realized compensation of the NEOs will ultimately be significantly impacted by the Company’s relative stock price performance. The restricted stock unit awards granted with four-year time-based vesting vest as to 25% of the grant approximately one year after the grant date and as to the remainder in equal quarterly installments over the following three years.

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The equity awards granted to our NEOs in fiscal 2016 were as follows:

Named Executive	Performance- Based Restricted Stock Unit Award (Shares)	Restricted Stock Unit Award with Time- Based Vesting (Shares)
Paul Galant	108,187	71,001
Marc Rothman	28,850	28,401
Alok Bhanot	30,653	30,176
Albert Liu	29,301	28,844
Glen Robson	31,555	31,063
Vin D’Agostino	16,228	15,976

Health and Welfare Benefits

We have established a tax qualified Section 401(k) retirement plan for all employees based in the United States who satisfy certain eligibility requirements, including requirements relating to age and length of service. We intend for the plan to qualify under Section 401(a) of the IRC so that contributions by employees to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the plan.

In addition, we provide other benefits to our executive officers, including our NEOs. These benefits include medical, dental, and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Our NEOs in the United States generally receive the same health and welfare benefits as our other exempt employees.

We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

We provide limited perquisites and other personal benefits to our NEOs as described in this section and in the Fiscal 2016 Summary Compensation Table when we believe it is appropriate to assist an individual in the performance of his or her duties and for recruitment and retention purposes. With the exception of these items, we do not provide perquisites or other personal benefits to our NEOs.

We provide our CEO with certain fringe benefits, including storage expenses and travel reimbursement in connection with business and personal travel. We provide Mr. Rothman with certain benefits consisting of housing near our corporate offices and reimbursement of commuting expenses between Mr. Rothman’s residence in San Diego, California and our corporate offices in San Jose, California, in each case without a tax gross-up. We provided Mr. Robson with certain relocation benefits, including moving and housing expenses, in connection with his relocation to our headquarter offices in San Jose, California.

Additional Details of our Compensation Policies, Practices and Awards

Executive Stock Ownership and Holding Requirements Policy

We maintain stock ownership guidelines as approved by our Board that require our CEO to own a minimum number of shares of our common stock valued at five times his annual base salary, our CFO to own a minimum number of shares of our common stock valued at four times his annual base salary and the other NEOs to own a minimum number of shares of our common stock valued at three times his or her annual base salary.

Under these guidelines, unvested restricted stock awards and RSU awards and owned shares of our common stock count toward satisfying the ownership level. Executive officers appointed prior to the effectiveness of the original guidelines in March 2010 had until March 17, 2015, the fifth year anniversary of the original effective date of the policy, to achieve the relevant stock ownership levels. An executive officer who was appointed after the adoption of the guidelines has five years from his or her first appointment to comply with the

38	2017 Proxy Statement

guidelines. Executive officers who subsequently get promoted to a higher level must achieve their previous target shares within the initial five-year period, but will have until five years from the date of their promotion to achieve the incremental ownership requirement. Any executive officer who fails to meet or maintain these ownership requirements by the required time frame will be required to retain all shares of our common stock acquired upon exercise of stock options or vesting of restricted stock or RSU awards, net of shares withheld for taxes or to pay the exercise price, until such ownership guidelines are attained. Executive stock ownership is reviewed quarterly by the Committee. As of October 31, 2016, all executive officers who have reached the five-year required time frame for compliance have been and are currently compliant with the executive ownership guidelines.

Adjustment or Recovery of Awards; Compensation Recovery (Clawback) Policy

The Committee has adopted a compensation recovery policy which provides that in the event of a financial restatement, any incentive-based compensation in the form of cash awards paid to an executive officer (which includes all NEOs) in the three-year period preceding the restatement that would not have been paid to such executive officer based on the restated financial results will be returned to the Company. Such return may be in the form of: (1) a cash payment to the Company; (2) an agreement to withhold an appropriate amount from the executive officer’s base salary over a 12 month period; (3) the reduction of future incentive-based compensation payouts; and/or (4) cancellation of unvested equity awards, as may be agreed between Verifone and such executive officer. Further, all forms of incentive-based compensation (cash and equity) paid or awarded to an executive officer (which includes all NEOs) in the three fiscal years preceding any fraud or gross misconduct will be returned to Verifone in the event such executive officer is determined by our Board (in its sole discretion) to have committed such fraud or gross misconduct, with the terms of such return to be set by our Board in its sole discretion. Although waivers of the compensation recovery policy may be made at our Board’s sole discretion, we anticipate waiver would occur only on a rare and exceptional basis.

The Committee intends to evaluate this policy at such time as the SEC adopts final rules implementing the requirements of Section 954 of the Dodd-Frank Act.

Policy Prohibiting Derivative Transactions and Pledging or Hedging

In accordance with our insider trading policy, we do not permit any employee, including any executive officer, or any non-employee director to enter into derivative transactions on our securities (including short-sales, market options, or other transactions on derivatives of our securities) or to pledge our securities.

Post-Employment Compensation Arrangements

The Committee believes that it is in our best interests to provide certain severance payments and benefits to our executive officers, including our NEOs, in the event of a “change-in-control” of Verifone, to both retain talent and maintain a stable management team leading up to, and during, a change in control event. The Committee also believes that it is in our best interests to provide certain severance payments and benefits to our executive officers, including our NEOs in connection with a “qualifying termination of employment” (generally defined to mean a termination of employment by us other than for cause or a termination by the executive officer for good reason) in situations not involving a change in control, to provide specificity and certainty, both for our executive officers and us, as it will not only promote executive retention and provide leadership stability, but also enable us to develop our business plans with more clarity as to executive retention costs.

Our post-employment compensation arrangements with our executive officers, including our NEOs, are generally implemented through our Executive Severance Plan, as described in greater detail below. We also have entered into severance arrangements with certain of our executive officers (typically in connection with their hire), including Mr. Galant and Mr. Rothman through their employment agreement and offer letter, respectively.

Executive Severance Plan

On September 18, 2016, our previous Executive Severance Policy expired in accordance with its terms. Effective September 19, 2016, the Committee approved, and we adopted, the Executive Severance Plan. The Executive Severance Plan provides severance benefits to employees designated as participants by the Committee upon certain qualifying terminations and also specifies the treatment of performance-based equity

2017 Proxy Statement	39

awards granted after September 19, 2016 upon a change in control of Verifone. All payments and other benefits under the Executive Severance Plan are subject to the participant’s execution of a release and compliance with certain non-competition, non-solicitation, confidentiality and non-disparagement covenants. The Executive Severance Plan will terminate on October 31, 2020. All of the NEOs participate in the Executive Severance Plan, but Mr. Galant participates on a more limited basis due to his individual arrangements. The Executive Severance Plan only applies to Mr. Galant with respect to the change in control treatment of his performance-based equity awards.

Non-Change in Control Severance Benefits

Under the terms of the Executive Severance Plan, during any period of time that is not a period beginning three months prior to and extending 12 months after a change in control of Verifone (a “CIC Protection Period”), in the event of a termination of a participant’s employment by us other than for “cause” or by the participant for “good reason” (in each case, as defined in the Executive Severance Plan), the participant will be entitled to receive (i) a lump sum cash payment equal to 12 months’ base salary; and (ii) 12 months’ health and life insurance benefits continuation coverage, subject to certain exceptions (“Benefits Continuation Coverage”), each as described in the Executive Severance Plan.

In addition, Mr. Galant’s employment agreement provides for certain severance benefits upon a qualifying termination. These terms are described in greater detail under “Potential Payments Upon Termination or Change in Control” below.

Change in Control Severance Benefits

Under the terms of the Executive Severance Plan, in the event of a termination of a participant’s employment during a CIC Protection Period by us other than for “cause” or by the participant for “good reason” (in each case, as defined in the Executive Severance Plan), the participant will be entitled to receive (i) a lump sum cash payment equal to 12 months’ base salary; (ii) a lump sum cash payment equal to the participant’s target annual cash bonus for the year in which his or her termination occurs; and (iii) Benefits Continuation Coverage, all as described in the Executive Severance Plan.

In addition, the employment agreement we have entered into with Mr. Galant includes terms that provide for certain severance payments and benefits upon a qualifying termination of employment in connection take takes place during a CIC Protection Period. These terms are described in greater detail under “Potential Payments Upon Termination or Change in Control” below.

We do not provide tax gross-ups or other reimbursements for potential excise or other taxes on any payments or benefits that are paid in connection with a change in control event.

Treatment of Equity Awards Upon a Change in Control

Acceleration of Equity Awards upon a CIC Termination

Our long-term incentive equity awards granted to certain NEOs, and our Executive Severance Plan, provide for full vesting of all outstanding and unvested equity-based awards in the event of a qualifying termination during a CIC Protection Period. The Committee believes that these benefits are consistent with general competitive practices and that they help maximize executive retention, which is one of our objectives in making these awards.

Treatment of Performance-Based Equity Awards upon a Change in Control

The Executive Severance Plan also provides for the treatment of outstanding performance-based equity awards upon a change in control, unless the relevant award agreement provides for alternative treatment. Upon a change in control, each outstanding performance-based equity award held by a participant (including each NEO) that was granted after September 19, 2016 will be deemed earned at the actual performance level as of the date of the change in control with respect to all open performance periods. As specified in the Executive Severance Plan, a pro rata portion of the earned award will be payable upon the change in control, based on the number of days elapsed from the beginning of the performance period to the change in control; the remainder of the award will continue to be subject to time-based vesting following the change in control in accordance with the original performance period (subject to the double-trigger protection described above).

40	2017 Proxy Statement

Income Tax Considerations

Section 162(m) of the IRC places a limit on the tax deduction for compensation in excess of $1 million paid to certain “covered employees” of a publicly held corporation. “Covered employees” generally refers to the company’s chief executive officer and its next three most highly compensated executive officers (other than the chief financial officer) in the year that the compensation is paid. This limitation does not apply to compensation that is considered “qualified performance-based compensation” under the rules of Section 162(m).

The Committee generally seeks to qualify the performance-based incentive compensation paid or awarded to the NEOs for the “performance-based compensation” exemption from the deductibility limit of Section 162(m) to the extent that we determine it to be in the best interests of Verifone and our stockholders. In addition, in approving the amount and form of compensation for the NEOs, the Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m).

However, the Committee believes that it is important to retain the flexibility to motivate superior performance through plans and awards that do not satisfy all of the conditions of an exemption from Section 162(m). The Committee believes that the benefit to Verifone from these awards outweighs the potential benefit of ensuring the tax deductibility of the remuneration realized by the NEOs from these awards. Accordingly, from time to time, the Committee may, in its judgment, approve compensation for the NEOs that does not comply with an exemption from the deductibility limit when it believes that such compensation is in the best interests of Verifone and our stockholders.

Summary Compensation Table

The following table sets forth information regarding compensation of our NEOs for fiscal 2016, 2015 and 2014.

	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(3)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Comp Earnings ($)	All Other Compensation ($)	Total ($)
Paul Galant(4) CEO	2016	800,000	—	4,976,693	—	—	—	165,018	5,941,711
	2015	800,000	—	6,095,840	—	1,713,600	—	18,583	8,628,023
	2014	800,000	500,000	—	—	1,390,135	—	393,030	3,083,165
Marc Rothman(5) EVP and CFO	2016	450,000	—	1,590,694	—	—	—	67,223	2,107,917
	2015	450,000	—	2,127,944	—	479,250	—	71,974	3,129,168
	2014	450,000	—	—	—	532,550	—	67,993	1,050,543
Alok Bhanot(6) Former EVP, Engineering and Chief Technology Officer	2016	327,436	—	1,690,108	—	—	—	17,208	2,034,752
	2015	400,000	—	2,127,944	—	501,250	—	15,140	3,044,334
	2014	366,667	—	2,413,202	2,708,384	689,275	—	14,565	6,192,093
Albert Liu(7) EVP Corporate Development & General Counsel	2016	400,000		1,615,534	—		—	18,502	2,034,036
	2015	400,000	—	2,127,944	—	426,000	—	16,307	2,970,251
	2014	400,000	—	—	—	483,420	—	14,417	897,837
Glen Robson(8) EVP, Global Head of Solutions	2016	450,000	—	1,739,814	—	—	—	17,912	2,207,726
	2015	354,807	1,600,000	2,635,920	—	334,875	—	40,972	4,966,574
Vin D’Agostino(9) EVP, Chief Strategy Officer	2016	393,333	—	894,774	—	—	—	19,039	1,307,146
	2015	—	—	—	—	—	—	—	—
	2014	—	—	—	—	—	—	—	—
(1)

Amounts shown reflect the total fair value of the stock awards at the date of grant, also referred to as grant date fair value, as computed in accordance with FASB ASC Topic 718. These amounts reflect the accounting expense to be recorded for the award and do not reflect the actual value that may be recognized by an NEO or whether the NEO has actually realized a financial benefit from the awards (such as by vesting in an RSU award). The fair value for time-based RSUs is estimated using the closing price of our common stock on the date of grant. The fair value of P-RSUs is estimated based on a Monte-Carlo simulation of each award as of the date of grant. For information on the valuation and valuation assumptions of these awards, see Note 4, Employee Benefit Plans, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended October 31, 2016. If we assume that the highest level of performance conditions will be achieved with respect to the P- RSUs (and thus the maximum number of shares will be issued under the RSUs), using the fair value of our common stock on the grant date for such shares, the fiscal 2016 stock awards would

2017 Proxy Statement	41

be as follows: $6,476,706 for Mr. Galant; $1,990,700 for Mr. Rothman; $2,115,111 for Mr. Bhanot; $2,021,792 for Mr. Liu; $2,177,324 for Mr. Robson; and $1,119,776 for Mr. D’Agostino.

(2)

Amounts shown reflect the aggregate grant date fair value of stock options as computed in accordance with FASB ASC Topic 718. These amounts reflect the accounting expense to be recorded for the award and do not reflect the actual value that may be recognized by an NEO or whether the NEO has actually realized a financial benefit from the awards (such as by exercising stock options). The fair value is estimated using the Black-Scholes-Merton option pricing model as of the date of grant in accordance with FASB ASC Topic 718. Pursuant to SEC rules, amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions used for the calculation of these awards, see Note 4, Employee Benefit Plans, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended October 31, 2016.

(3)	For additional information on the equity awards granted to the NEOs for fiscal 2016, see “Fiscal 2016 Equity Awards” and “Grants of Plan-Based Awards for Fiscal 2016” of this CD&A.

(4)

No Non-Equity Incentive Plan Compensation was paid to Mr. Galant in fiscal 2016 in light of our financial performance. Fiscal 2015 Non-Equity Incentive Plan Compensation amount represents a performance-based cash bonus of $828,000 for the corporate component earned at 92%, $600,000 for the individual scorecard component earned at 200% and $285,600 representing a 20% discretionary increase to the cash bonus achievement. Fiscal 2014 Non-Equity Incentive Plan Compensation amount represents a performance-based cash bonus of $908,446 for the corporate component earned at 121%, $250,000 for the individual scorecard component earned at 100%, $231,689 representing a 20% discretionary increase to the cash bonus achievement, and an additional one-time special cash bonus of $500,000 awarded to Mr. Galant in recognition of his extraordinary performance for fiscal 2014. Fiscal 2016 All Other Compensation amount includes $146,883 relating to storage of household goods and moving expenses associated with Mr. Galant’s move from rental housing to a permanent residence in California as per the terms of his employment agreement, $10,600 of company 401(k) matching contributions, $1,140 of life insurance premiums and $6,395 of other perquisites.

(5)

No Non-Equity Incentive Plan Compensation was paid to Mr. Rothman in fiscal 2016 in light of our financial performance. Fiscal 2015 Non-Equity Plan Compensation amount represents a performance-based cash bonus of $310,250 for the corporate component earned at 92%, and $169,000 for the individual scorecard component earned at 150%. Fiscal 2014 Non-Equity Plan Compensation amount represents a performance-based cash bonus of $408,800 for the corporate component earned at 121%, and $123,750 for the individual scorecard component earned at 110%. Fiscal 2016 All Other Compensation amount includes $53,608 in housing and commute reimbursements, $12,475 of company 401(k) plan matching contribution and $1,140 of life insurance premiums.

(6)

Mr. Bhanot resigned in fiscal 2016 and did not receive any Non-Equity Incentive Plan Compensation. Fiscal 2015 Non-Equity Incentive Plan Compensation amount represents a performance-based cash bonus of $345,000 for the corporate component earned at 92% and $156,250 for the individual scorecard component earned at 125%. Fiscal 2014 Non-Equity Plan Compensation amount represents a performance-based cash bonus of $454,223 for the corporate component earned at 121%, $125,000 for the individual scorecard component earned at 100% and $110,052 representing a discretionary increase to the cash bonus achievement. Fiscal 2016 All Other Compensation amount includes $11,833 of company 401(k) plan matching contribution, $1,140 of life insurance premiums and $4,235 of other perquisites.

(7)

No Non-Equity Incentive Plan Compensation was paid to Mr. Liu in fiscal 2016 in light of our Company’s financial performance. Fiscal 2015 Non-Equity Incentive Plan Compensation amount represents a performance-based cash bonus of $276,000 for the corporate component earned at 92% and $150,000 for the individual scorecard component earned at 150%. Fiscal 2014 Non-Equity Plan Compensation amount represents a performance-based cash bonus of $363,420 for the corporate component earned at 121%, and $120,000 for the individual scorecard component earned at 120%. Fiscal 2016 All Other Compensation amount includes $13,850 of company 401(k) plan matching contribution, $1,140 of life insurance premiums and $3,512 of other perquisites.

(8)

No Non-Equity Incentive Plan Compensation was paid to Mr. Robson in fiscal 2016 in light of our financial performance. Fiscal 2015 Non-Equity Plan Compensation amount represents a prorated performance-based cash bonus of $245,000 for the corporate component earned at 92%, $89,675 for the prorated individual scorecard component earned at 100%. Mr. Robson also received a $1,600,000 sign-on bonus as a make-whole cash payment for a cash incentive payment Mr. Robson forfeited to join the Company. The bonus is subject to recovery of $1,000,000 of the bonus if such resignation or termination for cause occurs after the second anniversary but before the third anniversary of his employment commencement date as described under “Employment-Related Agreements with the NEOs” above. Fiscal 2016 All Other Compensation amount includes $12,179 of company 401(k) plan matching contribution, $1,140 of life insurance premiums and $4,593 of other perquisites.

(9)

Mr. D’Agostino became an NEO in fiscal 2016. No Non-Equity Incentive Plan Compensation was paid to Mr. D’Agostino in fiscal 2016 in light of our financial performance. Fiscal 2016 All Other Compensation amount includes $13,990 of company 401(k) plan matching contribution, $1,140 of life insurance premiums and $3,909 of other perquisites.

42	2017 Proxy Statement

Fiscal 2016 Grants of Plan-Based Awards Table

The following table sets forth information with respect to grants of plan-based awards in fiscal 2016 to our NEOs, including cash awards and equity awards. The equity awards granted to the NEOs in fiscal 2016 were granted under our 2006 Equity Plan.

Name	Grant Date	Board Approval Date	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Possible Payout Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(2)
			Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold (#)	Target (#)	Maximum (#)
Paul Galant(3)(4) CEO	—	—	—	1,400,000	2,800,000	—	—	—	—	—	—	—
	1/4/2016	12/15/2015	—	—	—	54,094	108,187	162,281	—	—	—	3,000,026
	1/4/2016	12/15/2015	—	—	—	—	—	—	71,001	—	—	1,976,668
Marc Rothman(3)(4) EVP and CFO	—	—	—	450,000	900,000	—	—	—	—	—	—	—
	1/4/2016	12/15/2015	—	—	—	14,425	28,850	43,275	—	—	—	800,011
	1/4/2016	12/15/2015	—	—	—	—	—	—	28,401	—	—	790,684
Alok Bhanot(3)(4) Former EVP, Engineering and Chief Technology Officer	—	—	—	500,000	1,000,000	—	—	—	—	—	—	—
	1/4/2016	12/15/2015	—	—	—	15,327	30,653	45,980	—	—	—	850,008
	1/4/2016	12/15/2015	—	—	—	—	—	—	30,176	—	—	840,100
Albert Liu(3)(4) EVP Corporate Development & General Counsel	—	—	—	400,000	800,000	—	—	—	—	—	—	—
	1/4/2016	12/15/2015	—	—	—	14,651	29,301	43,952	—	—	—	812,517
	1/4/2016	12/15/2015	—	—	—	—	—	—	28,844	—	—	803,017
Glen Robson(3)(4) EVP, Global Head of Solutions	—	—	—	450,000	900,000	—	—	—	—	—	—	—
	1/4/2016	12/15/2015	—	—	—	15,778	31,555	47,333		—	—	875,020
	1/4/2016	12/15/2015							31,063			864,794
Vin D’Agostino(3)(4) EVP, Chief Strategy Officer	—	—	—	400,000	800,000	—	—	—	—	—	—	—
	1/4/2016	12/15/2015	—	—	—	8,114	16,228	24,342		—	—	450,002
	1/4/2016	12/15/2015							15,976			444,772
(1)

Amounts shown in these columns represent the range of possible cash payouts for each NEO under our short-term incentive awards. The threshold, or minimum, amount for each of the NEOs is zero for fiscal 2016 awards because minimum thresholds are required to be met for any payout. Amount shown as estimated target payout is based upon achievement of performance targets at 100% for the respective performance periods. Amount shown as estimated maximum possible payout assumes the achievement of the maximum payout cap of 200% of target for our short-term incentive awards. The performance period for these awards is our fiscal year ended October 31, 2016. Because we did not achieve certain financial performance objectives for fiscal 2016, no short term incentive compensation was paid to any of our NEOs or other executives.

(2)

Reflects the grant date fair value of each equity award at the target performance level computed in accordance with FASB ASC Topic 718 and described in footnotes 1 and 2 to the Fiscal 2016 Summary Compensation Table. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended October 31, 2016. These amounts may not correspond to the actual value that will be realized by the NEOs.

(3)

Shares subject to award will cliff vest three years from the grant date (on January 4, 2019), if we achieve a certain level of TSR relative to the S&P North American Technology Sector Index over a three-year performance period. For purposes of the grant, TSR will be calculated on a stack-ranked basis using 60-trading day average closing prices immediately preceding the beginning and end of the performance period. Payout will be at target (e.g., 108,187 shares of common stock for Mr. Galant’s award) for TSR at the 50th percentile, scaling for performance above and below the 50th percentile (e.g., 60th percentile ranking results in payout at 120% of target or 129,824 shares of common stock for Mr. Galant’s award). The threshold for any payout under the grant is the 25th percentile (e.g., no shares of common stock will be awarded for performance below the 25th percentile) and the maximum payout is 150% of target (e.g., 162,281 shares for Mr. Galant’s award) at the 75th percentile or above.

(4)	Shares subject to award vest as to 1/4 of the shares on January 4, 2017 and 1/16 of shares each quarter thereafter.

2017 Proxy Statement	43

Employment Agreements and Offer Letters

Mr. Galant

Mr. Galant has served as our CEO from October 1, 2013. In connection with his appointment as our CEO, we entered into an employment agreement with him, which set his base salary and target annual cash bonus opportunity at levels consistent with that of our former CEO. In addition, our employment agreement with Mr. Galant included the following additional negotiated provisions with respect to currently outstanding, unvested awards and benefits:

Initial Long-Term Incentive Equity Awards.    In addition to a restricted stock award in the amount of 300,000 shares of our common stock that has now vested, Mr. Galant received the following initial equity awards pursuant to his employment agreement:

•

An initial stock option grant to purchase 500,000 shares of our common stock (with a grant date fair value of approximately $4.7 million) with time-based vesting over four years (with 25% vesting on the first anniversary of the date of grant and the remainder vesting in equal quarterly installments thereafter).

•

An initial RSU award with a target amount of 200,000 shares of our common stock (with a grant date fair value of approximately $6.5 million) (the “Upfront TSR Shares”), with a payout opportunity ranging from 0% to 200% of the target number of shares, based on the level of achievement of our TSR relative to the companies in the S&P North American Technology Sector Index over a three-year performance period. Because our TSR relative to the companies in the S&P North American Technology Sector Index failed to achieve the required threshold at the end of the 3-year performance period, Mr. Galant received no Upfront TSR Shares.

The amount of regular annual awards is as determined by the Committee in accordance with our executive compensation program and practices, which includes consideration of our and Mr. Galant’s performance, compensation analyses prepared by the Committee’s compensation consultant and other factors as determined by the Committee.

Severance and Change in Control.    Mr. Galant’s employment agreement also provides for certain severance payments and benefits, including payments in the event of a change in control of Verifone as described under “Potential Payments Upon Termination or Change in Control—Severance Arrangements” below.

Mr. Robson

Mr. Robson joined us as Executive Vice President, Global Head of Solutions in January 2015. In setting his compensation, the key factors considered by the Committee included a competitive market compensation analysis, Mr. Robson’s compensation at his then-current executive position as Chief Technology Officer for Dell’s Client Product Group and his extensive experience as an innovator for new products and technologies. In addition to setting an initial annual base salary and target annual cash bonus opportunity, Mr. Robson’s offer letter included the following negotiated provisions:

Sign-On Bonus.    A sign-on bonus of $1,600,000 payable within ten business days of his employment start date of January 19, 2015, subject to return of $1 million of the bonus if such resignation or termination of employment for cause occurs after the second anniversary but before the third anniversary of his employment commencement date.

Long-Term Incentive Equity Awards.    An initial RSU award with a grant date fair value of $3 million, 50% of which cliff vested on the first anniversary of the date of grant (which anniversary occurred on February 2, 2016) and 50% of which cliff vested on the second anniversary of the date of grant (February 2, 2017).

Severance and Change in Control.    Certain severance payments and benefits as described under “Potential Payments Upon Termination or Change in Control—Severance Arrangements” below.

Mr. Robson’s sign-on bonus and initial RSU grant included terms that were intended as one-time “make-whole” components and were designed to be competitive with the terms of his compensation at Dell. The Committee does not consider such compensation components to be typical of our compensation program or philosophy and, accordingly, does not take such components into consideration when making ongoing compensation decisions for Mr. Robson, but rather were appropriate to encourage him to join Verifone.

44	2017 Proxy Statement

Mr. Rothman

Mr. Rothman joined us as Executive Vice President and Chief Financial Officer effective February 4, 2013. In addition to setting forth an initial annual base salary of $450,000, target annual cash bonus opportunity of $350,000 and a proposed equity award recommendation with a grant date fair value of $3 million (which was approved in fiscal 2013), Mr. Rothman’s offer letter included the following additional negotiated provisions:

Commuting and Housing Expenses.    Under the terms of his offer letter, we reimburse Mr. Rothman for commuting expenses between his primary residence in San Diego, California and our offices in San Jose, California on a weekly basis and certain housing costs near our San Jose offices. Such reimbursement does not include a gross up or other reimbursement for any associated income taxes.

Severance and Change in Control.    Mr. Rothman’s offer letter provides for certain severance payments and benefits as described under “Potential Payments Upon Termination or Change in Control—Severance Arrangements” below.

Mr. Bhanot

Mr. Bhanot joined us as Executive Vice President, Engineering and Chief Technology Officer in December 2013. In addition to setting forth an initial annual base salary and target annual cash bonus opportunity, Mr. Bhanot’s offer letter included the following additional negotiated provisions with respect to currently outstanding, unvested awards and benefits:

Initial Annual Bonus.    Under the terms of his offer letter, Mr. Bhanot is eligible for a target annual cash bonus opportunity of $500,000.

Long-Term Incentive Equity Awards.    Mr. Bhanot’s offer letter provides for:

•	an initial equity award equally split between a stock option and an RSU award, the final installment (with a grant date value of $1,500,000) of which vested on December 2, 2014; and

•

an equity award with a grant date value of $1,500,000 equally split between RSUs and stock option awards, 25% of which cliff vested on December 2, 2015 and 6.25% of which will vest each quarter thereafter.

Mr. Bhanot resigned from the Company effective August 15, 2016. Accordingly, he forfeited the remaining unvested portion of such RSUs and stock option awards.

Mr. D’Agostino

Mr. D’Agostino joined us as Senior Vice President, Global Business Development in January 2014. In setting his compensation, the key factors considered by the Committee included a competitive market compensation analysis, Mr. D’Agostino’s background and technical experience in the areas that were critical for the role we sought to fill and the importance of the business development executive role as part of our transformation initiatives. In addition to setting forth an initial annual base salary of $360,000 and target annual cash bonus opportunity of $240,000, Mr. D’Agostino’s offer letter included the following additional negotiated provisions with respect to outstanding, unvested awards and benefits:

Long-Term Incentive Equity Awards.    Mr. D’Agostino’s offer letter provides for an initial equity award with a grant date value of $750,000 equally split between a stock option and an RSU award, 25% of which vested on February 3, 2015 and 6.25% of which will vest each quarter thereafter.

2017 Proxy Statement	45

Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information about unexercised options, stock awards that have not vested and other equity incentive plan awards that have not vested for each of the NEOs as of October 31, 2016.

			Option Awards					Stock Awards
Name	Option/ Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)(1)
Paul Galant	10/1/2013	(2)	375,000	125,000	125,000	23.00	10/1/2020
	1/2/2015	(3)								38,500	595,980
	1/2/2015	(4)						32,513	503,301
	1/4/2016	(13)								54,094	837,375
	1/4/2016	(14)						71,001	1,099,095
Marc Rothman EVP and CFO	4/1/2013	(5)						5,013	77,601
	7/1/2013	(6)						18,582	287,649
	1/2/2015	(4)						13,528	209,413
	1/2/2015	(3)								12,025	186,147
	1/4/2016	(13)								14,425	223,299
	1/4/2016	(14)						28,401	439,647
Alok Bhanot Former EVP, Engineering and Chief Technology Officer	12/2/2013	(7)	176,500			25.20	12/2/2020
	12/2/2013	(8)	33,075			25.20	12/2/2020

Albert Liu EVP, Corporate Development & General Counsel	1/3/2012	(9)	51,300			36.46	1/3/2019
	1/3/2012	(10)	51,300			36.46	1/3/2019
	1/2/2013	(11)						1,538	23,808
	1/2/2015	(4)						13,528	209,413
	1/2/2015	(3)								12,025	186,147
	1/4/2016	(13)								14,651	226,797
	1/4/2016	(14)						28,844	446,505
Glen Robson EVP, Global Head of Solutions	2/2/2015	(12)						42,000	650,160
	1/4/2016	(13)								15,778	244,243
	1/4/2016	(14)						31,063	480,855
Vin D’Agostino EVP, Chief Strategy Officer	2/3/2014	(15)	21,750	13,050	13,050	27.27	2/3/2021
	2/3/2014	(15)						5,288	81,858
	1/2/2015	(4)						3,882	60,093
	1/2/2015	(3)								3,450	53,406
	1/4/2016	(14)						15,976	247,308
	1/4/2016	(13)								8,114	125,605
(1)

Market value of units of stock that have not vested is computed by multiplying (i) $15.48, the closing market price of our stock on October 31, 2016, the last trading day of fiscal 2016, by (ii) the number of units of stock.

(2)	Shares subject to award vested as to 1/4 of the shares on October 1, 2014 and 1/16 of the shares each quarter thereafter.

(3)

Awards are shown at threshold payout. Whether these awards will be earned at the level shown, a different level or at all depends on performance against pre-established metrics over a three-year performance period. Shares subject to award will cliff vest three years from the grant date (on January 2, 2018), if we achieve a certain level of TSR relative to the S&P North American Technology Sector Index over the performance period. For purposes of the grant, TSR will be calculated on a stack-ranked basis using a 60-trading day average closing price immediately preceding the beginning and end of the performance period. Payout shall be at target for TSR at the 50th percentile, scaling for performance above and below the 50th percentile (e.g., 60th percentile ranking results in payout at 120% of target). The threshold for any payout under the grant is the 25th percentile (i.e., no shares of common stock will be awarded for performance below the 25th percentile) and the maximum payout is 200% of target at the 100th percentile.

(4)	Shares subject to award vest as to 1/4 of the shares on January 2, 2016 and 1/16 of shares each quarter thereafter.

46	2017 Proxy Statement

(5)	Shares subject to award vested as to 1/4 of the shares on April 1, 2014 and 1/16 of the shares each quarter thereafter.

(6)	Shares subject to award vested as to 1/4 of the shares on July 1, 2014 and 1/16 of the shares each quarter thereafter.

(7)	Shares subject to award vested as to 1/2 of the shares on December 2, 2013 and as to the remaining 1/2 of the shares on December 2, 2014.

(8)	Shares subject to award vested as to 1/4 of the shares on December 2, 2015 and 1/16 of shares each quarter thereafter.

(9)	Shares subject to award vested as to 1/4 of the shares on January 3, 2013 and 1/16 of shares each quarter thereafter.

(10)	Shares subject to award cliff vested on January 3, 2013.

(11)	Shares subject to award vested as to 1/4 of the shares on January 2, 2014 and 1/16 of shares each quarter thereafter.

(12)	Shares subject to award vested as to 1/2 of the shares on February 2, 2016 and 1/2 of the shares on February 2, 2017.

(13)

Awards are shown at threshold payout. Whether these awards will be earned at the level shown, a different level or at all depends on performance against pre-established metrics over a three-year performance period. Shares subject to award will cliff vest three years from the grant date (on January 4, 2019), if we achieve a certain level of TSR relative to the S&P North American Technology Sector Index over the performance period. For purposes of the grant, TSR will be calculated on a stack-ranked basis using a 60-trading day average closing price immediately preceding the beginning and end of the performance period. Payout shall be at target for TSR at the 50th percentile, scaling for performance between the 25th and the 75th percentile (e.g., 60th percentile ranking results in payout at 120% of target). The threshold for any payout under the grant is the 25th percentile (i.e., no shares of common stock will be awarded for performance below the 25th percentile) and the maximum payout is 150% of target at the 75th percentile or above.

(14)	Shares subject to award vest as to 1/4 of the shares on January 4, 2017 and 1/16 of shares each quarter thereafter.

(15)	Shares subject to award vested as to 1/4 of the shares on February 3, 2015 and 1/16 of shares each quarter thereafter.

Fiscal 2016 Option Exercises and Stock Vested Table

The following table presents information concerning the aggregate number of shares of our common stock for which options were exercised during fiscal 2016 for each of the NEOs. In addition, the table presents information on shares of our common stock that were acquired upon the vesting of stock awards during fiscal 2016 for each of the NEOs on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Paul Galant CEO	—	$—	25,287	$625,239
Marc Rothman EVP and CFO	—	$—	45,322	$1,047,790
Alok Bhanot Former EVP, Engineering and Chief Technology Officer	—	$—	20,981	$562,669
Albert Liu EVP, Corporate Development & General Counsel	—	$—	16,672	$397,867
Glen Robson EVP, Global Head of Solutions	—	$—	42,000	$943,320
Vin D’Agostino EVP, Chief Strategy Officer	—	$—	6,543	$164,167
(1)	The value realized on the shares acquired is the fair market value of the shares on the date of vesting, which was the closing price of our common stock on such date as traded on the NYSE.

Potential Payments Upon Termination or Change in Control

This section describes the payments and benefits that may become payable to the NEOs in connection with a termination of their employment with Verifone and/or a change in control of Verifone under arrangements in effect as of October 31, 2016. Under our change in control provisions, severance payments and accelerated vesting of outstanding equity awards (as described below) are subject to “double-trigger” arrangements, meaning that such payments and benefits are only provided if a qualifying termination of employment occur in connection with a change in control. In each case a change in control event is defined as the occurrence of any of the following: (i) any person becoming the beneficial owner of 50% (except in limited instances where the threshold

2017 Proxy Statement	47

was set to 40%) or more of the total voting power of the Company’s then outstanding securities, (ii) upon the consummation of a merger, consolidation or similar transaction involving the Company (subject to certain customary exceptions), (iii) certain changes to the composition of our board of directors as specified in the 2006 Equity Plan, (iv) our stockholders’ approval of a plan of liquidation or dissolution of the Company, or (v) the sale of all or substantially all of the Company’s assets to a non-affiliate.

Severance Arrangements

Our NEOs participate in the Executive Severance Plan, under which they are eligible to receive certain benefits upon a qualifying termination, including in connection with a change in control, as described under “Post-Employment Compensation Arrangements” above. Mr. Galant and Mr. Rothman are also party to an employment agreement and offer letter, respectively, that include certain severance terms, as described below.

Mr. Galant

Our employment agreement with Mr. Galant provides severance and change in control severance benefits to Mr. Galant. The conditions that would constitute a change in control event are generally consistent with those described under “Post-Employment Compensation Arrangements” above.

In the event that we terminate Mr. Galant’s employment without Cause (as defined in Mr. Galant’s employment agreement), Mr. Galant will be entitled to the following: (i) any unpaid accrued salary or earned but unpaid annual bonus (“Accrued Compensation”) and a lump sum cash severance payment equal to the sum of his annual base salary then in effect and his actual annual bonus for the preceding fiscal year; (ii) for twenty-four months following his date of termination of employment, we will promptly reimburse him for COBRA premiums and will permit him to continue to participate in our life insurance plan on the same basis as he participated in it as of immediately prior to his termination of employment, subject to certain exceptions (collectively, “Benefit Continuation”); and (iii) accelerated vesting of any outstanding equity awards that would have otherwise vested on or before the first anniversary of the date of his termination of employment.

If we terminate Mr. Galant’s employment without Cause (as defined in Mr. Galant’s employment agreement) or if he terminates his employment for Good Reason (as defined in Mr. Galant’s employment agreement) within three months prior to (in the event that his employment is terminated at the request of a third party acquiror) or within twelve months after a change in control (the “Change in Control Protection Period”), (i) we will pay Mr. Galant the Accrued Compensation and a lump sum cash severance payment equal to 2 times the sum of his annual base salary then in effect and his target annual bonus, (ii) Mr. Galant will be entitled to receive Benefit Continuation and (iii) Mr. Galant will receive accelerated vesting in full of all outstanding equity awards.

Our obligations to provide the severance benefits described above (other than payment of Accrued Compensation) are subject to Mr. Galant executing a release in favor of us and compliance with certain non-competition, non-solicitation and non-disparagement covenants.

If we terminate Mr. Galant’s employment for Cause, he terminates his employment without Good Reason, or his employment terminates due to death or Disability (as defined in Mr. Galant’s employment agreement), we will promptly pay or provide (i) his Accrued Compensation, except that any earned but unpaid annual bonus shall be forfeited in the event of termination for Cause, (ii) any benefits that are required, or to which he is entitled, under any of our employee benefit plans or contracts or arrangements with us, and (iii) any other payments or benefits required to be paid to him in accordance with applicable law. In addition, in the event his employment terminates due to death or Disability, we will pay him or his estate, as applicable, (i) a pro-rata annual bonus at target for the fiscal year during which his death or Disability occurs, which shall be paid within sixty days following the date of termination of his employment and (ii) provide him with the same vesting benefits as in the case of a termination without Cause not in the Change in Control Protection Period.

Mr. Galant is not eligible for benefits under the Executive Severance Plan other than with respect to the treatment of his performance awards granted after September 19, 2016 in connection with a change in control.

Mr. Rothman

Our offer letter with Mr. Rothman includes certain severance terms. If we terminate Mr. Rothman’s employment without Cause (as defined in Mr. Rothman’s offer letter) or if Mr. Rothman terminates his

48	2017 Proxy Statement

employment for Good Reason (as defined in Mr. Rothman’s offer letter), then we will pay Mr. Rothman, within ten days following the date of termination, a sum equal to the total of: (i) his base salary through the date of termination and any bonuses that have become payable and have not been paid or deferred; (ii) any accrued vacation pay and compensation previously deferred, other than pursuant to a tax-qualified plan; (iii) any amounts due under any plan or program in accordance with their terms; and (iv) a lump-sum cash payment equal to his annual base salary during the six-month period immediately prior to the date of termination. In connection with a qualifying termination, we must also provide Mr. Rothman with continuing medical, insurance and related benefits for six months following the date of such termination.

Mr. Rothman’s offer letter was executed prior to the adoption of the Executive Severance Plan. Accordingly, although Mr. Rothman is eligible to participate in the Executive Severance Plan, to the extent his offer letter provides for more favorable severance terms, his severance benefits are calculated based on the terms of his offer letter.

“Cause” generally means (i) a conviction of a felony or any crime or offense lesser than a felony involving dishonesty, disloyalty or fraud with respect to Verifone or any related entity or any of their respective properties or assets; (ii) gross negligence or willful misconduct that has caused demonstrable and serious injury to Verifone or a related entity, monetary or otherwise; (iii) willful refusal to perform or substantial disregard of duties properly assigned; (iv) breach of duty of loyalty to Verifone or a related entity or any act of fraud or dishonesty with respect to Verifone or a related entity; (v) the engagement in insider trading; (vi) breach of Verifone’s ethics policy; (vii) engagement in accounting improprieties as determined by our Board in its discretion; (viii) failure or refusal to cooperate with governmental investigations involving Verifone or (ix) the disqualification or bar by any governmental or self-regulatory authority from serving as an officer of Verifone or any related entity. “Good reason” generally means the occurrence of one or more of the following, without the employee’s written consent, and which circumstances are not remedied by Verifone within 30 days of receipt of notice: (i) the assignment to the employee of substantial duties that are materially inconsistent with the employee’s title, position, authority, duties work location or responsibilities or any other action which results in a material diminution or material adverse change in the employee’s title, position, authority, duties, work location or responsibilities; (ii) a material reduction in the employee’s aggregate rate of annual base salary or target annual bonus; or the failure to obtain the assumption of Verifone’s obligations under the severance arrangements by any successor.

Equity Award Agreements

Our equity awards made in fiscal years 2012 through 2016 to the NEOs, and the Executive Severance Plan provide for acceleration of vesting in the event of an involuntary or constructive termination three months prior to or twelve months following a change in control.

The tables below summarize the potential payments and benefits payable to each NEO in the event of involuntary termination, before and after a change in control, as if such event had occurred as of October 31, 2016. Mr. Bhanot resigned from the Company effective August 15, 2016, and therefore is not included in the table below. He did not receive any benefits in connection with his termination.

Involuntary Termination without Cause or Constructive Involuntary Termination for Good Reason

Name	Cash Severance	Continuation of Benefits	Intrinsic Value of Unvested Stock Awards(1)	Intrinsic Value of Unvested Options(2)
Paul Galant(3)	$800,000	$54,290	$704,541	$—
Marc Rothman(4)	$450,000	$27,145	$—	$—
Vin D’Agostino(5)	$400,000	$27,145	$54,567	$—
Albert Liu(6)	$400,000	$26,866	$—	$—
Glen Robson(7)	$450,000	$27,145	$—	$—

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Involuntary Termination without Cause or Constructive Involuntary Termination for Good Reason Following a Change in Control

Name	Cash Severance	Continuation of Benefits	Intrinsic Value of Unvested Stock Awards(1)	Intrinsic Value of Unvested Options(2)
Paul Galant(3)	$4,400,000	$54,290	$1,602,397	$—
Marc Rothman(4)	$900,000	$27,145	$1,014,312	$—
Vin D’Agostino(5)	$800,000	$27,145	$389,260	$—
Albert Liu(6)	$800,000	$26,866	$679,727	$—
Glen Robson(7)	$900,000	$27,145	$1,131,015	$—
(1)

The intrinsic value is calculated by taking the product of (a) $15.48, which was the closing market price of our common stock as of October 31, 2016, and (b) the number of stock awards subject to acceleration. See “Grants of Plan-Based Award for Fiscal 2016” and “Outstanding Equity Awards at Fiscal 2016 Year-End” for information on the awards and the unvested portion of such awards.

(2)

Based on the closing market price of our common stock as of October 31, 2016 of $15.48, and the respective exercise prices of unvested options subject to acceleration. No intrinsic value is attributed to unvested options subject to acceleration which have exercise prices above the closing market price of our common stock as of October 31, 2016.

(3)

The amounts contained in the tables above for Mr. Galant are based on the terms of Mr. Galant’s employment agreement. In the event of an involuntary or constructive termination, Mr. Galant is entitled to cash severance equal to his annual base salary plus the actual annual bonus for the fiscal year preceding the termination date. In the event of an involuntary or constructive termination with a change in control (as defined in Mr. Galant’s employment agreement), Mr. Galant is entitled to cash severance equal to two times his annual base salary and his target annual bonus. In the event of an involuntary or constructive termination, Mr. Galant is entitled to 12 months’ acceleration of his unvested equity awards. In the event of an involuntary or constructive termination with a change in control, Mr. Galant is entitled to full acceleration of his unvested equity awards. The Intrinsic Value of Unvested Stock Awards disclosed for Mr. Galant assumes no achievement of P-RSU awards given the Company’s stock price of $15.48 as of October 31, 2016. For achievement of the P-RSU awards at the threshold amount, Intrinsic Value of Unvested Stock Awards for Mr. Galant would total $704,541 in the event of an involuntary or constructive termination and $3,035,752 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the target amount, Intrinsic Value of Unvested Stock Awards for Mr. Galant would total $704,541 in the event of an involuntary or constructive termination and $4,469,091 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the maximum amount, the Intrinsic Value of Unvested Stock Awards for Mr. Galant would total $704,541 in the event of an involuntary or constructive termination and $6,498,427 in the event of an involuntary or constructive termination with a change in control. See additional disclosures under “Severance Arrangements.”

(4)

In the event of an involuntary or constructive termination of employment, Mr. Rothman is entitled under the Executive Severance Plan to cash severance equal to his annual base salary. In the event of an involuntary or constructive termination with a change in control, Mr. Rothman is entitled under the Executive Severance Plan to cash severance equal to his annual base salary plus his target annual bonus. In the event of an involuntary or constructive termination with a change in control, the Executive Severance Plan provides for full acceleration of all unvested equity awards. Under the terms of Mr. Rothman’s award agreements, performance-based awards will vest (without proration) based on, and subject to, performance criteria measured through the date of change in control. See additional disclosures under “Executive Severance Plan.” The Intrinsic Value of Unvested Stock Awards disclosed for Mr. Rothman assumes no achievement of P-RSU awards given the Company’s stock price of $15.48 as of October 31, 2016. For achievement of the P-RSU awards at the threshold amount, Intrinsic Value of Unvested Stock Awards for Mr. Rothman would total $1,423,758 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the target amount, Intrinsic Value of Unvested Stock Awards for Mr. Rothman would total $1,833,204 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the maximum amount, the Intrinsic Value of Unvested Stock Awards for Mr. Rothman would total $2,428,797 in the event of an involuntary or constructive termination with a change in control.

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(5)

In the event of an involuntary or constructive termination of employment, Mr. D’Agostino is entitled under the Executive Severance Plan to cash severance equal to his annual base salary. In the event of an involuntary or constructive termination with a change in control, Mr. D’Agostino is entitled under the Executive Severance Plan to cash severance equal to his annual base salary plus his target annual bonus. In the event of an involuntary or constructive termination with a change in control, the Executive Severance Plan provides for full acceleration of all unvested equity awards. Under the terms of Mr. D’Agostino’s award agreements, performance-based awards will vest based on, and subject to, performance criteria measured through the date of change in control. See additional disclosures under “Executive Severance Plan.” The Intrinsic Value of Unvested Stock Awards disclosed for Mr. D’Agostino assumes no achievement of P-RSU awards given the Company’s stock price of $15.48 as of October 31, 2016. For achievement of the P-RSU awards at the threshold amount, Intrinsic Value of Unvested Stock Awards for Mr. D’Agostino would total $54,567 in the event of an involuntary or constructive termination and $568,271 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the target amount, Intrinsic Value of Unvested Stock Awards for Mr. D’Agostino would total $54,567 in the event of an involuntary or constructive termination and $747,282 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the maximum amount, the Intrinsic Value of Unvested Stock Awards for Mr. D’Agostino would total $54,567 in the event of an involuntary or constructive termination and $979,698 in the event of an involuntary or constructive termination with a change in control.

(6)

In the event of an involuntary or constructive termination of employment, Mr. Liu is entitled under the Executive Severance Plan to cash severance equal to his annual base salary. In the event of an involuntary or constructive termination with a change in control, Mr. Liu is entitled under the Executive Severance Plan to cash severance equal to his annual base salary plus his target annual bonus. In the event of an involuntary or constructive termination with a change in control, the Executive Severance Plan provides for full acceleration of all unvested equity awards. Under the terms of Mr. Liu’s award agreements, performance-based awards will vest based on, and subject to, performance criteria measured through the date of change in control. See additional disclosures under “Executive Severance Plan.” The Intrinsic Value of Unvested Stock Awards disclosed for Mr. Liu assumes no achievement of P-RSU awards given the Company’s stock price of $15.48 as of October 31, 2016. For achievement of the P-RSU awards at the threshold amount, Intrinsic Value of Unvested Stock Awards for Mr. Liu would total $1,092,671 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the target amount, Intrinsic Value of Unvested Stock Awards for Mr. Liu would total $1,505,600 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the maximum amount, the Intrinsic Value of Unvested Stock Awards for Mr. Liu would total $2,104,692 in the event of an involuntary or constructive termination with a change in control.

(7)

In the event of an involuntary or constructive termination of employment, Mr. Robson is entitled under the Executive Severance Plan to cash severance equal to his annual base salary. In the event of an involuntary or constructive termination with a change in control, Mr. Robson is entitled under the Executive Severance Plan to cash severance equal to his annual base salary plus his target annual bonus. The Executive Severance Plan provides for full acceleration of all unvested equity awards. Under the terms of Mr. Robson’s award agreements, performance-based awards will vest based on, and subject to, performance criteria measured through the date of change in control. See additional disclosures under “Executive Severance Plan.” The Intrinsic Value of Unvested Stock Awards disclosed for Mr. Robson assumes no achievement of P-RSU awards given the Company’s stock price of $15.48 as of October 31, 2016. For achievement of the P-RSU awards at the threshold amount, Intrinsic Value of Unvested Stock Awards for Mr. Robson would total $1,375,259 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the target amount, Intrinsic Value of Unvested Stock Awards for Mr. Robson would total $1,619,487 in the event of an involuntary or constructive termination with a change in control. For achievement of the P-RSU awards at the maximum amount, the Intrinsic Value of Unvested Stock Awards for Mr. Robson would total $1,863,730 in the event of an involuntary or constructive termination with a change in control.

2017 Proxy Statement	51

REPORT OF THE COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

The Compensation and Leadership Development Committee of Verifone (the “Compensation and Leadership Development Committee”) consists exclusively of independent directors. Verifone’s Board of Directors and its Corporate Governance and Nominating Committee have determined that each member of the Compensation and Leadership Development Committee is “independent” within the meaning of the rules of both the NYSE and the SEC.

The general purpose of the Compensation and Leadership Development Committee is to (i) review and approve corporate goals and objectives relating to the compensation of Verifone’s CEO, evaluate the CEO’s performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation, (ii) review and approve non-CEO executive officer compensation, incentive compensation plans, and equity-based plans and (iii) oversee non-CEO executive succession planning as well as executive leadership development.

In December 2016, the Compensation and Leadership Development Committee reviewed with management both the long-term and emergency succession plans for the members of the management committee of Verifone, other than the CEO, whose succession plans were reviewed by the full Board of Directors.

In September 2016 and December 2016, the Compensation and Leadership Development Committee reviewed the Compensation and Leadership Development Committee’s charter to determine whether any changes to the charter were deemed necessary or desirable by the Compensation and Leadership Development Committee. After completing this review, the Compensation and Leadership Development Committee recommended amendments to the Board with respect to overseeing the development and review of succession plans for the CEO’s direct reports and other key executive positions identified by management and overseeing the development of executive leadership.

The Compensation and Leadership Development Committee also conducted an evaluation of its own performance that included an evaluation of its performance compared with the requirements of the charter of the Compensation and Leadership Development Committee. During fiscal 2016, the Compensation and Leadership Development Committee performed all of its duties and responsibilities under the Compensation and Leadership Development Committee’s charter. Additionally, as part of its responsibilities, the Compensation and Leadership Development Committee reviewed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” (CD&A), as prepared by management of Verifone, and discussed the CD&A with management of Verifone. Based on its review and discussions, the Compensation and Leadership Development Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

Robert B. Henske, Chairman
Jonathan I. Schwartz
Jane J. Thompson

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REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The primary purposes of the Corporate Governance and Nominating Committee are to (i) identify individuals qualified to become members of the Board of Directors, (ii) develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Verifone and a director, (iii) develop and recommend to the Board a set of corporate governance principles and (iv) assist management in the preparation of disclosure in this Proxy Statement regarding the operations of the Corporate Governance and Nominating Committee.

The Board has determined, upon the recommendation of the Corporate Governance and Nominating Committee, that Mr. Alspaugh, Ms. Austin, Mr. Hart, Mr. Henske, Ms. Millard (who resigned from our Board and Compensation and Leadership Development Committee, effective May 21, 2016), Mr. Raff, Mr. Schwartz and Ms. Thompson were “independent” within the meaning of the rules of the NYSE and the SEC. The Corporate Governance and Nominating Committee currently consists of Mr. Alspaugh, Ms. Austin, Mr. Hart, as chairman, Mr. Raff and Ms. Thompson. The Board has determined that each member of the Corporate Governance and Nominating Committee is “independent” within the meaning of the rules of the NYSE and the SEC.

On an ongoing basis during fiscal 2016, the Corporate Governance and Nominating Committee evaluated potential candidates for positions on the Board and its committees, in each case in accordance with the criteria set forth in Verifone’s Corporate Governance Guidelines. The Corporate Governance and Nominating Committee approved and recommended to the Board of Directors the eight director nominees currently standing for election at the Annual Meeting.

As part of its duties, in September 2016, the Corporate Governance and Nominating Committee reviewed the Corporate Governance and Nominating Committee’s charter and Verifone’s Corporate Governance Guidelines to determine whether any changes to the charter or the guidelines were deemed necessary or desirable by the Corporate Governance and Nominating Committee. After completing this review, the Corporate Governance and Nominating Committee recommended amendments to the Board, including with respect to director stock ownership guidelines, communications between interested parties and directors, the appointment of a lead independent director in the event the Chairman of the Board and CEO positions are combined and the description of the Corporate Governance and Nominating Committee’s purposes.

The Corporate Governance and Nominating Committee also conducted an evaluation of its own performance that included an evaluation of its performance compared with the requirements of the charter of the Corporate Governance and Nominating Committee. During fiscal 2016, the Corporate Governance and Nominating Committee performed all of its duties and responsibilities under the Corporate Governance and Nominating Committee Charter.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Alex W. (Pete) Hart, Chairman
Robert W. Alspaugh
Karen Austin
Eitan Raff
Jane Thompson

2017 Proxy Statement	53

REPORT OF THE AUDIT COMMITTEE

The purpose of the Audit Committee of Verifone is to assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to: (i) the integrity of Verifone’s financial statements; (ii) Verifone’s compliance with legal and regulatory requirements; (iii) Verifone’s independent registered public accounting firm’s qualifications and independence; (iv) the performance of Verifone’s internal audit function and independent registered public accounting firm; (v) the retention of Verifone’s independent registered public accounting firm; and (vi) the preparation of this report.

The Board of Directors has determined, upon the recommendation of the Corporate Governance and Nominating Committee, that each member of the Audit Committee is “independent” within the meaning of the rules of the NYSE and the SEC. The Audit Committee currently consists of Mr. Alspaugh, as chairman, Ms. Austin, Mr. Henske and Mr. Schwartz. The Board of Directors has designated each of Mr. Alspaugh and Mr. Henske as an “Audit Committee financial expert” within the meaning of applicable SEC rules.

As set forth in the Audit Committee charter, management is responsible for the preparation, presentation, and integrity of Verifone’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by Verifone and for implementing and maintaining internal control over financial reporting. The independent registered public accounting firm is responsible for auditing Verifone’s financial statements and for reviewing Verifone’s unaudited interim financial statements.

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees of Verifone and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of Verifone’s financial statements has been carried out in accordance with generally accepted accounting principles or that Verifone’s auditors are in fact “independent.”

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”), which include, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from Verifone and its management, including the matters in the written disclosures and letter required by applicable requirements of the PCAOB, a copy of which the Audit Committee has received. All non-audit services performed by the registered public accounting firm must be specifically pre-approved by the Audit Committee or a member thereof.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board the inclusion of the audited financial statements in Verifone’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Robert W. Alspaugh, Chairman
Karen Austin
Robert B. Henske
Jonathan I. Schwartz

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2016 regarding securities issued under our equity compensation plans that were in effect during fiscal 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	6,237,060	$30.16	(2)	8,059,375	(3)
Equity compensation plans not approved by security holders	—	—		—

Total	6,237,060	$30.16	(2)	8,059,375	(3)

(1)

This reflects equity awards issued under the 2006 Equity Plan. This information also includes securities issuable pursuant to the Hypercom 2000 Broad-Based Stock Incentive Plan, Hypercom Non-Employee Director Plan, and Hypercom Long-Term Incentive Plan as a result of our acquisition of Hypercom Corporation on August 4, 2011. As of October 31, 2016, the 2006 Equity Plan is the only plan under which we make grants of equity awards.

(2)	The weighted-average exercise price does not include the effect of 3,377,980 RSUs outstanding as of October 31, 2016, as such awards do not include an exercise price.

(3)	Represents shares remaining available for future issuance under our 2006 Equity Plan as of October 31, 2016.

2006 Equity Plan

Our 2006 Equity Plan is the only plan under which we currently grant equity awards. Our 2006 Equity Plan permits grants of stock options, stock appreciation rights, restricted stock awards, RSU awards, performance share and share unit awards, dividend equivalent rights and other stock awards. Awards may be granted to our non-employee directors, executive officers, and employees and other individuals performing services for us. The plan authorizes the issuance of an aggregate of 40,522,075 shares of our common stock. For purposes of determining the number of shares issuable under the 2006 Equity Plan, any shares granted as stock options or stock appreciation rights are counted as one share for each share so granted; any RSU awards granted prior to June 29, 2011 are counted as 1.75 shares for every RSU award granted; and any RSU awards granted on and after June 29, 2011 are counted as 2.00 shares for every RSU award granted. As of October 31, 2016, there were a total of 2,859,080 options outstanding at a weighted-average exercise price of $30.16 per share. As of October 31, 2016, there were 3,377,980 RSUs outstanding. For further information on our equity compensation plan, see Note 4, Employee Benefit Plans of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 27, 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of January 27, 2017 (the “Measurement Date”), by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•	each of the NEOs;

•	each current director; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Percentage of beneficial ownership is based on 111,576,880 shares of common stock outstanding as of January 27, 2017. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the Measurement Date, and shares of RSUs which are scheduled to be released within 60 days of the Measurement Date are considered outstanding and beneficially owned by the person holding the options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated below, the address of each individual listed below is c/o VeriFone Systems, Inc., 88 W. Plumeria Drive, San Jose, California 95134.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Class
BlackRock, Inc.(1)	14,462,932	13.0%
Jackson Square Partners, LLC(2)	11,047,556	9.9%
The Vanguard Group Inc.(3)	7,595,265	6.8%
Paul Galant(4)	591,275	*
Vin D’Agostino(5)	37,185	*
Albert Liu(6)	217,219	*
Glen Robson(7)	72,467	*
Marc Rothman	146,675	*
Robert W. Alspaugh(8)	43,500	*
Karen Austin(9)	15,000	*
Alex W. (Pete) Hart(10)	79,376	*
Robert B. Henske(11)	64,000	*
Eitan Raff(12)	40,000	*
Jonathan I. Schwartz(13)	15,000	*
Jane J. Thompson(14)	17,000	*
All current directors and executive officers as a group (12 persons)**	1,338,697	1.2%
*	Less than 1%.

**	Total includes shares beneficially owned by our current executive officers.

(1)

The address of BlackRock, Inc. (“BlackRock”) is 40 East 52nd Street, New York, NY 10022. BlackRock, along with certain of its subsidiaries, has the sole power to vote or direct the vote of 14,072,832 shares and the sole power to dispose or direct the disposition of 14,462,932 shares of common stock. This information is based solely upon a Schedule 13G/A filed by BlackRock on January 17, 2017 for beneficial ownership as of December 31, 2016.

(2)

The address of Jackson Square Partners, LLC (“Jackson Square”) is 101 California Street, Suite 3750, San Francisco, CA 94111. Jackson Square has the sole power to vote 3,204,893 shares of common stock, shared

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power to vote or to direct the vote of 4,401,519 shares of common stock and sole power to dispose or to direct the disposition of 11,047,556 shares of common stock. This information is based solely upon a Schedule 13G/A filed by Jackson Square on March 10, 2016 for beneficial ownership as of February 29, 2016.

(3)

The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. (“Vanguard”) has the sole power to dispose or direct the disposition of 7,511,710 shares of common stock. Vanguard has shared power to dispose or direct the disposition of 83,555 shares of common stock, sole power to vote or direct the vote of 84,155 shares of common stock and shared power to vote or to direct the vote of 6,200 shares of common stock. This information is based solely upon a Schedule 13G/A filed by Vanguard on February 11, 2016 for beneficial ownership as of December 31, 2015.

(4)

Beneficial ownership information includes 185,025 shares held by Mr. Galant directly. In addition, shares listed as beneficially owned by Mr. Galant include 406,250 shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date.

(5)

Beneficial ownership information includes 10,203 shares held by Mr. D’Agostino directly. In addition, shares listed as beneficially owned by Mr. D’Agostino include 26,100 shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date. The shares listed as beneficially owned by Mr. D’Agostino also include 882 RSUs that are subject to be released or will be released within 60 days after the Measurement Date.

(6)

Beneficial ownership information includes 114,619 shares held by Mr. Liu directly. In addition, shares listed as beneficially owned by Mr. Liu consist of 102,600 shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date. Beneficial ownership information excludes 42,857 RSUs that are vested but for which the delivery date has been deferred.

(7)

Beneficial ownership information includes 30,467 shares held by Mr. Robson directly. In addition, shares listed as beneficially owned by Mr. Robson includes 42,000 RSUs that are subject to be released or will be released within 60 days after the Measurement Date.

(8)

Beneficial ownership information includes 9,000 shares held by Mr. Alspaugh directly. In addition, 34,500 shares listed as beneficially owned by Mr. Alspaugh represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date. Beneficial ownership information excludes 10,500 RSUs that are vested but for which the delivery date has been deferred.

(9)

Beneficial ownership information includes 4,000 shares held by Ms. Austin directly. In addition, 11,000 shares listed as beneficially owned by Ms. Austin represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date. Beneficial ownership information excludes 3,838 RSUs that are vested but for which the delivery date has been deferred.

(10)

Beneficial ownership information includes 44,876 shares held by Mr. Hart directly. In addition, 34,500 shares listed as beneficially owned by Mr. Hart represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date.

(11)

Beneficial ownership information includes 29,500 shares held by Mr. Henske directly. In addition, 34,500 shares listed as beneficially owned by Mr. Henske represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date. Beneficial ownership information excludes 7,000 RSUs that are vested but for which the delivery date has been deferred.

(12)

Beneficial ownership information includes 11,000 shares held by Mr. Raff directly. In addition, 29,000 shares listed as beneficially owned by Mr. Raff represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date.

(13)

Beneficial ownership information includes 4,000 shares held by Mr. Schwartz directly. In addition, 11,000 shares listed as beneficially owned by Mr. Schwartz represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date.

(14)

Beneficial ownership information includes 4,500 shares held by Ms. Thompson directly. In addition, 12,500 shares listed as beneficially owned by Ms. Thompson represent shares issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after the Measurement Date.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We may occasionally enter into transactions with entities in which an executive officer, director, 5% or more beneficial owner of our common stock, or an immediate family member of these persons has a direct or indirect material interest. Our policy is that our Audit Committee reviews and approves each individual related party transaction exceeding $120,000 after a determination that these transactions were on terms that were reasonable and fair to us. For the fiscal year ended October 31, 2016 and through the date of this Proxy Statement we had no such transactions. Our Audit Committee also reviews and monitors on-going relationships with related parties to ensure they continue to be on terms that are reasonable and fair to us.

Indemnification and Employment Agreements

As permitted by the Delaware General Corporation Law, we have adopted provisions in our amended and restated certificate of incorporation that authorize and require us to indemnify our executive officers and directors to the full extent permitted under Delaware law, subject to limited exceptions. We have also entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers which may be broader than the specific indemnification provisions contained in Delaware law. Also, as described above in “Employment-Related Agreements with the NEOs” in the CD&A in this Proxy Statement, we have existing employment-related agreements with our NEOs.

Equity Awards

We have granted options to purchase our common stock and restricted stock awards and RSU awards that may be settled for shares of our common stock to our executive officers and non-employee directors. See “Compensation Discussion and Analysis,” “Executive Compensation” and “Director Compensation” in this Proxy Statement.

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MATTERS SUBMITTED FOR VOTE

PROPOSAL 1: ELECTION OF DIRECTORS

The business and affairs of Verifone are managed under the direction of our Board of Directors (our “Board”). Our Board has responsibility for establishing broad corporate policies and for the overall performance of Verifone, rather than for day-to-day business operations. Our Board currently consists of eight members, with Mr. Alex W. (Pete) Hart serving as our non-executive chairman. Each director serves for a one-year term until the following annual meeting of stockholders, until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

Our Board has nominated the following individuals to be elected to serve for a one year term until the next annual meeting of stockholders: Robert W. Alspaugh, Karen Austin, Paul Galant, Alex W. (Pete) Hart, Robert B. Henske, Eitan Raff, Jonathan I. Schwartz and Jane J. Thompson. All nominees have consented to stand for election at the 2017 Annual Meeting and to serve, if elected, as directors. Each director elected will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The proxy holders named on the proxy card intend to vote for the election of these eight nominees.

Our Board has selected these nominees on the recommendation of our Corporate Governance and Nominating Committee. As discussed under “Director Independence and Corporate Governance—Corporate Governance and Nominating Committee” above, our Corporate Governance and Nominating Committee considers a number of important factors in director candidates, including large-company CEO experience, senior management experience in the payments industry, and executive level experience relevant to our key strategic initiatives. We value work ethic, leadership, problem-solving skills and diversity in selecting nominees to serve on our Board. If at the time of the meeting one or more of the nominees have become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by our Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee knows of no reason why any of the nominees will be unable to serve.

Vote Required

Each nominee receiving the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) will be elected. Our Corporate Governance and Nominating Committee and Board will review any resignation tendered as a result of a nominee not receiving a vote of the majority of the votes cast for election. See “Our Board of Directors—Majority Voting Provision” above.

Directors’ Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Robert W. Alspaugh, Karen Austin, Paul Galant, Alex W. (Pete) Hart, Robert B. Henske, Eitan Raff, Jonathan I. Schwartz and Jane J. Thompson to our Board of Directors.

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PROPOSAL 2: APPROVAL OF AMENDMENT AND RESTATEMENT OF 2006 EQUITY PLAN

We are asking our stockholders to approve an amendment and restatement of the 2006 Equity Plan, which was adopted, subject to stockholder approval, by our Board. A copy of the 2006 Equity Plan, as amended and restated, is attached to this proxy statement as Appendix B. The amendment and restatement of the 2006 Equity Plan will become effective only if it is approved by our stockholders.

The proposed amendment and restatement of the 2006 Equity Plan includes the following changes:

•	Increase in Aggregate Share Limit: The amended and restated 2006 Equity Plan increases the number of shares of common stock that we may issue under the 2006 Equity Plan by 8,750,000 shares.

•

Non-Employee Director Annual Compensation Limits:    The amended and restated 2006 Equity Plan provides that the maximum compensation that may be granted to a non-employee director in respect of any calendar year, solely in his or her capacity as a non-employee director, may not exceed $750,000, with the value of any equity-based award calculated based on the accounting grant date value for such award.

•

No Dividends Paid on Unvested Awards:    The amended and restated 2006 Equity Plan provides that dividends and dividend equivalents shall not be paid upon any award granted under the 2006 Equity Plan prior to the vesting of such award.

•

Performance-Based Compensation:    The amended and restated 2006 Equity Plan permits the Committee to designate awards made under the 2006 Equity Plan as “Performance-Based Awards” intended to qualify as “performance-based compensation” under Section 162(m) of the IRC be exempt from the limitation on deductibility of compensation set forth under Section 162(m) of the IRC. To the extent awards are intended to be Performance-Based Awards, the objective performance goals will be based on one or more measures set forth in the amended and restated 2006 Equity Plan, and the maximum number of Performance-Based Awards that may be granted to any one grantee during any fiscal year will be 1,500,000, or the equivalent cash value thereof on the first day of the applicable performance period if the award is paid in cash.

•

Minimum Vesting Provision:    The amended and restated 2006 Equity Plan provides for a 12-month minimum vesting period for all awards made under the 2006 Equity Plan (except for time-vested options and stock appreciation rights, for which a 36-month minimum vesting period continues to apply). Under the amended and restated 2006 Equity Plan, up to 5% of the shares of Verifone’s common stock available for grant may be granted with a shorter minimum vesting period.

•

Extension of Plan Expiration Date.    Currently, the authority to grant new awards under the 2006 Equity Plan will expire on March 25, 2025. As amended and restated, the 2006 Equity Plan extends this expiration date until March 23, 2027.

•	Other Changes. The amended and restated 2006 Equity Plan makes other clarifying and administrative changes.

The 2006 Equity Plan is an important part of Verifone’s employee compensation program. Under the terms of the 2006 Equity Plan, all of our employees worldwide, consisting of approximately 5,900 employees as of January 20, 2017, including our executive officers, non-employee directors, and certain consultants (the “Plan Participants”) are eligible to receive grants of equity incentive awards. Our Board believes the equity incentive awards offered under the 2006 Equity Plan enable us to align our employees’ interests with that of our stockholders through share ownership, incentivize superior performance, and retain and attract high caliber employees in a competitive environment, all of which is critical to our overall business strategy and long-term success. We expect that the amended and restated plan, if approved, would enable us to continue to make the equity incentive awards anticipated to be needed related to retaining, attracting, hiring and incentivizing high caliber employees (across all key functions), as well as providing some reasonable flexibility for acquisitions, over the next two years.

The 2006 Equity Plan is the only equity incentive plan under which we may provide equity-based incentive awards. Our Board is asking our stockholders to approve an increase to the number of shares that are available for issuance under the 2006 Equity Plan by 8,750,000 so that the number of shares that are available for issuance under the 2006 Equity Plan following the amendment and restatement would be increased from 3,118,397 shares as of January 20, 2017, to 11,868,397 shares.

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Pursuant to the amended and restated 2006 Equity Plan, the maximum compensation that may be granted to a non-employee director during any fiscal year, in the capacity as a non-employee director, will not exceed $750,000, with the value of any equity-based award calculated based on the accounting grant date value of such award. In contrast, the current 2006 Equity Plan does not contain a provision on maximum director compensation.

The 2006 Equity Plan is currently scheduled to expire on March 25, 2025. If the proposed amendment and restatement is approved, the 2006 Equity Plan will expire on March 23, 2027.

Our Board approved the request to increase the number of shares under the 2006 Equity Plan because it believes the 2006 Equity Plan is essential to our overall business strategy for the long-term success of Verifone. Our Board considered a number of relevant factors, including the current shares available for issuance under the 2006 Equity Plan, our business strategy, including our transformation initiatives, and the key elements for execution on such strategy, the competitiveness of relevant labor markets for critical personnel, our employee base, our stock price and employee turnover.

While the Board believes the 2006 Equity Plan and the requested share increase are necessary for us to retain and attract the talent we believe is critical for us to execute on our business strategy, including our transformation initiatives, it is also cognizant of the importance to balance that need with our stockholders’ concern of the potential dilutive effect of equity incentive awards. The Board expects that awards under the 2006 Equity Plan will primarily be for the following purposes: (i) to incentivize, recognize or reward contributions, achievement or performance that it deems important to our long-term success and growth, which includes incentivizing performance that we believe promotes the interests of our stockholders; (ii) to retain and incentivize key employees taking into consideration the need to remain competitive in the labor markets where we operate and (iii) to hire new talent important to our business strategy, including our transformation initiatives, and long-term performance.

Shares granted as stock options or stock appreciation rights are counted as one share issued under the 2006 Equity Plan for each share so granted and shares granted as awards other than stock options or stock appreciation rights are counted as two shares issued under the 2006 Equity Plan for each share so granted. The exercise price of the shares subject to stock options cannot be less than the fair market value of our common stock at the grant date and may not be repriced without stockholder approval.

As of January 20, 2017, we had the following outstanding equity awards, consisting of outstanding stock options and shares of RSUs under all of our equity plans:

Stock options outstanding(1)	2,588,233
RSUs outstanding(2)	5,468,812

Total equity awards outstanding(2)	8,057,045

(1)	As of January 20, 2017, the weighted exercise price of the outstanding options was $30.76, and the weighted average remaining contractual term of the outstanding stock options was 2.22 years.

(2)	The RSUs outstanding and total equity awards outstanding reflect outstanding performance-based awards based on the maximum number of shares that may be delivered pursuant to the award.

As of January 20, 2017, assuming that all performance-based RSU awards would ultimately be paid out at the maximum achievement levels, there were 3,118,397 shares available for issuance under the 2006 Equity Plan. The closing price of our common stock as traded on the NYSE was $18.29 on January 20, 2017.

A summary of the amended and restated 2006 Equity Plan is set forth below. This summary does not purport to be a complete description of all of the provisions of the amended and restated 2006 Equity Plan and is qualified in its entirety by reference to the full text of the amended and restated 2006 Equity Plan itself, which is attached as Appendix B to this Proxy Statement.

General and Administration

The 2006 Equity Plan is administered by a committee (the “Committee”), which consists of at least two members of our Board, and which is currently our Compensation and Leadership Development Committee. Our

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Board, in its discretion, may also administer the 2006 Equity Plan and, in such a case, would have all of the rights, powers and authority of the Committee.

Among other things, the Committee selects the persons to whom awards will be made under the 2006 Equity Plan, the time when awards will be granted, the terms of the awards and the number of shares of Verifone common stock subject to the awards. Specific future awards under the 2006 Equity Plan are not determinable at this time. Actions of the Committee shall be taken by the vote of a majority of its members.

The Committee has the authority to construe, interpret and implement the 2006 Equity Plan, and prescribe, amend and rescind rules and regulations relating to the 2006 Equity Plan, including rules governing its own operations. The determination of the Committee on all matters relating to the 2006 Equity Plan or any award is final, binding and conclusive. The Committee will have no liability to any person (including, without limitation, any Plan Participant) for any action taken, or omitted to be taken, in good faith with respect to the 2006 Equity Plan or any award under the 2006 Equity Plan.

Share Reserve

Currently, a total of 40,522,075 shares of common stock are authorized to be issued under the 2006 Equity Plan and 3,118,397 shares remain available for issuance under the 2006 Equity Plan as of January 20, 2017. If the amendment to increase the number of shares of common stock that we may issue under the 2006 Equity Plan as described in this Proposal 2 is approved by our stockholders, the total number of shares of common stock that we may issue under the 2006 Equity Plan will be 49,272,075. Any shares granted as stock options or stock appreciation rights are counted as one share issued under the 2006 Equity Plan for each share so granted and any shares granted as awards other than stock options or stock appreciation rights are counted as two shares issued under the 2006 Equity Plan for each share so granted. The 2006 Equity Plan is the only equity incentive plan under which we may provide equity-based incentive awards.

Eligibility

Awards may be made to any director, officer, employee or consultant of Verifone and its subsidiaries and affiliates, including any prospective employees or consultants, as selected by the Committee in its sole discretion.

Because the granting of awards under the 2006 Equity Plan is entirely within the discretion of the Committee, it is not possible to designate the employees or consultants to whom future awards will be granted under the 2006 Equity Plan or the number of shares of Verifone common stock that will be subject to future awards that are granted under the 2006 Equity Plan.

Stock Issuable Under the 2006 Equity Plan

Subject to adjustment as provided below, the maximum number of shares with respect to which options or stock appreciation rights may be granted during a calendar year to any award holder may not exceed 3,000,000. If the proposed amendment and restatement of the 2006 Equity Plan is approved, the maximum number of shares with respect to which incentive stock options may be granted may not exceed 3,000,000, and the number of shares with respect to which Performance-Based Awards may be granted under the 2006 Equity Plan each calendar year to any award holder may not exceed 1,500,000 (or the equivalent cash value thereof on the first day of the applicable performance period). Under the amended and restated 2006 Equity Plan, shares of Verifone common stock subject to any award that expires, terminates or otherwise lapses and shares of Verifone common stock surrendered or withheld from an award (other than stock options or stock appreciation rights) to satisfy a grantee’s income tax withholding obligations will again become available for issuance under the 2006 Equity Plan, but only to the extent that shares are surrendered or withheld to satisfy the statutory minimum withholding requirement applicable to a grantee. Shares issued under the 2006 Equity Plan may be authorized but unissued Verifone common stock or authorized and issued Verifone common stock held in Verifone’s treasury or acquired by Verifone for purposes of the 2006 Equity Plan. The following shares of Verifone common stock may not again be made available for issuance under the 2006 Equity Plan: (i) shares of common stock not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or stock option, (ii) shares of common stock used to pay the exercise price related to an outstanding award, (iii) shares of common stock repurchased on the open market with the proceeds of the option exercise price or (iv) shares of Verifone common stock

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surrendered or withheld from stock options or stock appreciation rights to satisfy a grantee’s income tax withholding obligations.

The number of shares of Verifone common stock covered by each outstanding award, the number of shares available for awards and the price per share of Verifone common stock covered by each outstanding award may be proportionately adjusted, as determined in the sole discretion of the Committee, for any increase or decrease in the number of issued shares of Verifone common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of Verifone common stock, or any other increase or decrease in the number of issued shares of Verifone common stock effected without receipt of consideration by Verifone or to reflect any distributions to holders of common stock other than regular cash dividends paid pursuant to an announced dividend policy. After any such adjustment, the number of shares subject to each outstanding award shall be rounded to the nearest whole number.

Unless otherwise provided in an award agreement or determined by the Committee, a successor to Verifone as a result of a business combination may assume, or replace with equivalent awards, all outstanding awards.

Types of Awards

The 2006 Equity Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units, dividend equivalent rights and other stock awards.

Stock Options.    A stock option is the right to acquire shares of Verifone common stock at a fixed exercise price for a fixed period of time. Under the 2006 Equity Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees or consultants, but not Verifone, to more favorable tax treatment). The number of shares of Verifone common stock covered by each option is determined by the Committee. The exercise price of the shares of Verifone common stock subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the grant date) of the shares of common stock covered by the option. Notwithstanding the foregoing, the exercise price of an incentive stock option must be at least 110% of the fair market value (on the grant date) of the shares of Verifone common stock covered by the option if (on the grant date) the Plan Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Verifone. The aggregate fair market value of shares of Verifone common stock (determined on the grant date) covered by incentive stock options which first become exercisable by any Plan Participant during any calendar year also may not exceed $100,000. No stock option may be exercisable more than seven years after the date of grant.

The Committee establishes the vesting schedule of each option at the time of grant. Stock options will become exercisable during such times and subject to such terms and conditions as determined by the Committee, in its sole discretion, except that the minimum vesting schedule for any award with respect to stock options will be (i) one year for performance-based awards and (ii) three years for awards with time-based vesting. Unless otherwise provided for in an award agreement or determined by the Committee, if a Plan Participant has been discharged for cause, then all stock options not previously exercised will terminate; however, if the termination of employment is by reason other than a discharge for cause, the Plan Participant may exercise any vested stock options for 90 days (365 days in the case of death or disability and 180 days in the case of retirement) after the termination of employment.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights which entitle the award holder to receive an appreciation distribution in cash or shares of Verifone common stock equal to the excess, if any, of the fair market value of the shares of Verifone common stock on the date of exercise of the stock appreciation right over the exercise price per stock appreciation right (or accompanying award). Stock appreciation rights will become exercisable during such times and subject to such terms and conditions as determined by the Committee, in its sole discretion, except that the minimum vesting schedule for any award with respect to stock appreciation rights will be (i) one year for performance-based awards and (ii) three years for awards with time-based vesting. The exercise price of a stock appreciation right may not be less than 100% of the fair market value (on the date of grant) of a share of Verifone common stock. No stock appreciation right (whether or not granted in connection with a stock option) may be exercisable more than seven years after the date of grant.

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Restricted Shares.    The Committee may grant restricted shares of Verifone common stock in amounts, and subject to such terms and conditions, as the Committee may determine, in its sole discretion. The grantee will have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Committee may include in the award agreement. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the 2006 Equity Plan and the applicable award agreement.

Restricted Stock Units.    The Committee may grant RSUs in amounts, and subject to such terms and conditions, as the Committee may determine. The Committee has the discretion to determine to whom RSU awards are to be made, the times at which such awards are to be made, the size of such awards and all other conditions of such awards, including the restrictions of such awards. Recipients of RSUs have only the rights of a general unsecured creditor of Verifone and do not have rights as a stockholder of Verifone until the Verifone common stock underlying the restricted stock units is delivered.

Dividend Equivalent Rights.    The Committee may, in its discretion, include in the award agreement (other than with respect to stock options or stock appreciation rights) a dividend equivalent right entitling the grantee to receive amounts equal to the dividends that would be paid, during the time such award is outstanding, on the shares of Verifone common stock covered by such award as if such shares were then outstanding. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Verifone until payment of such amount is made, as specified in the applicable award agreement. No such payments will be distributed at a time when any vesting conditions that apply to the dividend equivalent right or award that is granted in connection with a dividend equivalent right have not been satisfied.

Performance Shares and Share Units.    Performance shares and share units are awards that will result in a payment to a Plan Participant only if performance goals and/or other vesting criteria (including, for example, continued employment) established by the Committee are achieved or the awards otherwise vest according to their terms. The applicable performance goals will be determined by the Committee, in its sole discretion, and may be applied on a company-wide, business unit or individual basis, as deemed appropriate in light of the Plan Participant’s specific responsibilities. The Committee shall determine in its sole discretion whether performance shares granted in the form of share units shall be paid in cash, Verifone common stock, or in a combination of cash and Verifone common stock.

Other Stock-Based Awards.    The Committee may grant other types of stock-based awards, in amounts and subject to the terms and conditions of the 2006 Equity Plan, as the Committee may determine. These awards may involve the transfer of actual shares of Verifone common stock, or the payment in cash or otherwise of amounts based on the value of shares of Verifone common stock, and may include awards designed to comply with, or take advantage of certain benefits of, the local laws of U.S. and non-U.S. jurisdictions.

Performance-Based Compensation

As amended and restated, the 2006 Equity Plan is intended to permit the grant of Performance-Based Awards that qualify as performance-based compensation under Section 162(m) of the IRC (“Section 162(m)”). Section 162(m) limits the deduction that a corporation may claim for compensation paid to its CEO and certain other named executive officers (“covered employees”). Section 162(m) generally provides that amounts paid to a covered employee in excess of $1 million are not deductible. The deduction limitation of Section 162(m) does not apply to “performance-based compensation” within the meaning of Section 162(m). The 2006 Equity Plan is designed so that awards may qualify for this exemption if the Committee deems appropriate. The Committee is authorized to grant awards that are not performance-based compensation under Section 162(m).

To the extent that awards are intended to be Performance-Based Awards, the objective performance goals will be based upon one or more of the following criteria: attainment of research and development milestones, bookings, business divestitures and acquisitions, cash flow, cash position, contract awards or backlog, customer renewals, customer retention rates from an acquired company, business unit or division, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, expenses, gross margin, growth in stockholder value relative to the S&P 500 Index, S&P North America Technology Index or another index, internal rate of return, market share, net income, net profit, net sales, new product development, new product invention or innovation, number of customers, operating cash flow, operating

64	2017 Proxy Statement

expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total stockholder return, working capital, and contribution margin.

Any of the business criteria set forth above may be (i) measured in absolute terms, (ii) measured in terms of growth, (iii) compared to another company or companies, (iv) measured against the market as a whole and/or according to applicable market indices, (v) measured against the performance of Verifone as a whole or a subsidiary, business unit or segment and/or (vi) measured on a pre-tax or post-tax basis (if applicable). Further, any performance goals may be used to measure the performance of Verifone as a whole or a subsidiary, business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. Prior to the pre-approval of the performance goals, the Committee will determine whether any significant element or elements will be included in or excluded from the calculation of any performance goal with respect to any participant. In all other respects, performance goals will be calculated in accordance with Verifone’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of a bonus and which is consistently applied with respect to a performance goal in the relevant performance period. The Committee may appropriately adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in Verifone’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting Verifone’s or a business units’ reported results.

The Committee may determine in its sole discretion the applicable performance period and goals relating to any Performance-Based Awards with respect to each participant in the 2006 Equity Plan. These performance goals will generally be established within the time period that is no more than 90 days after the commencement of the period to which the performance goal relates but in no event after the first 25% of each performance period.

Prohibition on Repricing

Except in connection with a corporate transaction involving Verifone (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash or other awards, in each case with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.

Nonassignability

Except to the extent otherwise provided in the award agreement or approved by the Committee, no award or right granted to any person under the 2006 Equity Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner, other than by will or by the laws of descent and distribution. During the life of the grantee, awards may be exercised only by the grantee or the grantee’s legal representative.

Clawback Policy

All awards granted under the 2006 Equity Plan are subject to any clawback policy that Verifone may implement to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be forfeited or repaid to Verifone after they have been distributed or paid to the grantee.

Duration and Amendment

Our Board may from time to time suspend, discontinue, revise or amend the 2006 Equity Plan in any respect, except that no such amendment shall materially impair any rights or materially increase any obligations of the grantee under any award theretofore made under the 2006 Equity Plan without the consent of the grantee.

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Unless terminated earlier by our Board, the 2006 Equity Plan shall terminate the day before the tenth anniversary of the 2017 Annual Meeting, which is March 23, 2027. All awards made under the 2006 Equity Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the 2006 Equity Plan and the applicable award agreements.

Federal Income Tax Considerations

The following is a summary of the current United States Federal income tax consequences of participating in the 2006 Equity Plan. This discussion does not address all aspects of the United States Federal income tax consequences of participating in the 2006 Equity Plan that may be relevant to a participant and does not discuss any state or local tax consequences of participating in the 2006 Equity Plan.

Nonstatutory Stock Options.    A participant will not be subject to tax upon the grant of an option which is not intended to be (or does not qualify as) an incentive stock option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to the participant as ordinary income, and such amount is generally deductible by Verifone or one of its subsidiaries. This amount of income will be subject to income tax withholding and employment taxes.

Stock Appreciation Rights.    A participant will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of the shares received will be taxable to the participant as ordinary income, and such amount generally will be deductible by Verifone or one of its subsidiaries. This amount of income will be subject to income tax withholding and employment taxes.

Restricted Shares/Performance Shares.    A participant will not be subject to tax upon receipt of an award of shares that is subject to performance-based or time-based vesting conditions (the “restrictions”) under the 2006 Equity Plan, unless the participant makes the election referred to below. Upon lapse of the restrictions, the participant will recognize ordinary income equal to the fair market value of the shares on the date of lapse, and such income will be subject to income tax withholding and employment taxes.

If permitted by the applicable award agreement and the 2006 Equity Plan, a participant may elect, within thirty days after the date of the grant of the restricted shares, to recognize immediately (as ordinary income) the fair market value of the shares awarded, determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and employment taxes at such time. This election is made pursuant to Section 83(b) of the IRC and the regulations thereunder. If a participant makes this election, the holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the participant upon the lapse of the restrictions. However, if the participant forfeits the restricted shares before the restrictions lapse, no deduction or capital loss will be available to the participant (even though the participant previously recognized income with respect to such forfeited shares).

In the taxable year in which the participant recognizes ordinary income on account of shares awarded to a participant, Verifone or one of its subsidiaries generally will be entitled to a deduction equal to the amount of income recognized by the participant.

Restricted Stock Units/Performance Share Units.    A participant will not be subject to tax upon the grant of a restricted stock unit that is subject to performance-based or time-based vesting conditions. Upon vesting of the restricted stock unit, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon distribution of the shares underlying the restricted stock units, the participant will recognize as ordinary income an amount equal to the fair market value (measured on the distribution date) of the shares received, and such amount will generally be deductible by Verifone or one of its subsidiaries. This amount of income will generally be subject to income tax withholding on the date of distribution.

Additional Medicare Tax.    For taxable years beginning after December 31, 2012, a participant will be subject to a 3.8% tax on the lesser of (i) the participant’s “net investment income” for the relevant taxable year and (ii) the excess of the participant’s modified adjusted gross income for the taxable year over a certain threshold (between

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$125,000 and $250,000, depending on the participant’s circumstances). A participant’s net investment income generally includes net gains from the disposition of shares.

Section 409A.    If an award is subject to Section 409A of the IRC, but does not comply with the requirements of Section 409A of the IRC, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant.

New Plan Benefits

The grant of awards under the 2006 Equity Plan to executive officers, including our NEOs, is subject to the discretion of our Board, and the Board has not determined future awards or who may receive them. As a result, we cannot determine the number or type of Awards that will be granted under the 2006 Equity Plan to any participant. The number of awards granted during fiscal year 2016 under the 2006 Equity Plan, which would not have changed if the amended and restated 2016 Plan had been in place, was as follows:

Name and Position	Dollar Value ($)	Number of Stock Option Awards	Dollar Value ($)	Number of Restricted Stock Unit Awards
Paul Galant—Chief Executive Officer	$—	—	$4,976,693	179,188
Vin D’Agostino—Executive Vice President, Chief Strategy Officer	$—	—	$894,774	32,204
Albert Liu—Executive Vice President, Corporate Development & General Counsel	$—	—	$1,615,534	58,145
Glen Robson—Executive Vice President, Global Head of Solutions	$—	—	$1,739,814	62,618
Marc E. Rothman—Executive Vice President and Chief Financial Officer	$—	—	$1,590,694	57,251
Current Executive Group	$—	—	$10,817,509	389,406
Current Non-Executive Director Group	$—	—	$1,348,980	48,372
Non-Executive Officer Employee Group	$—	—	$30,769,635	1,406,056

Vote Required

Approval of Proposal 2 requires the affirmative vote of a majority of the shares that are voted on the proposal. Under applicable NYSE Rules, broker non-votes will not be treated as votes cast. Abstentions will be treated as votes cast and will have the effect of a vote “against” this proposal.

Directors’ Recommendation

The Board of Directors unanimously recommends a vote “FOR” approval of the amendment and restatement of the 2006 Equity Plan.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Executive compensation is an important matter for us and our stockholders. We place significant value on stockholder feedback. In this Proposal 3, we provide our stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of our NEOs as disclosed in the Compensation Discussion & Analysis included in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. The Say-on-Pay vote is advisory only, and therefore is not binding on our Board or our Compensation and Leadership Development Committee. However, our Board and our Compensation and Leadership Development Committee strongly value the opinions of our stockholders and have made substantial modifications to our executive compensation program specifically to address concerns raised by stockholders in the past, continue to keep open communications with our stockholders and monitor practice guidelines provided by the major proxy advisory firms, and will take into account the outcome of this vote in considering future compensation arrangements.

Our executive compensation program is based on a “pay-for-performance” philosophy. We design our executive compensation program to compensate the NEOs for performance that furthers our business strategy and initiatives, competitive performance, sound corporate governance principles and stockholder value and return. As described in the Compensation Discussion & Analysis included in this Proxy Statement, since fiscal 2013 we have made a number of significant changes to our executive compensation program, adopting broad modifications in practice and policies to address prior concerns raised by our stockholders, including a number of changes in fiscal 2016. In determining the best way for the Company to address stockholder concerns about our executive compensation program and to prioritize stockholder value, our Compensation and Leadership Development Committee carefully considered each concern expressed by stockholders from our conversations and exchanges with representative stockholders, the policies of the major proxy advisory firms and our Compensation and Leadership Development Committee’s independent compensation consultant, the Company’s long-term growth strategy and the potential impact of any proposed modification, including our ability to attract, motivate and retain executive talent.

We seek to align our NEOs’ incentive compensation targets to achievement of short-term and long-term performance objectives that are directly aligned with the interests of our stockholders. During fiscal 2016, our executives focused substantial time and energy on our transformation initiatives to bolster our long-term profitability and operational excellence. While we believe that the management team’s efforts have not been fully reflected in our TSR to date, our Board is confident in Mr. Galant and the management team’s leadership and efforts thus far. We believe that the performance of our executives is a critical part of our successful execution of these transformation initiatives and, for fiscal 2016, the individual performance objectives of our NEOs, including our CEO, were specifically aligned to achievement against these transformation initiatives to drive improvement in financial performance and operational excellence. We believe that our overall executive compensation program and policies effectively incentivize our executives to meet or exceed our performance targets.

We seek your vote in support of our executive compensation program, particularly in light of the significant changes that we made to our compensation programs in response to stockholder feedback, as described in our Compensation Discussion & Analysis included in this Proxy Statement and highlighted below:

•	No adjustment to NEO base salaries for fiscal 2016. No adjustments were made to base salaries of our NEOs for fiscal 2016.

•	No short-term incentive payouts for fiscal 2016. No short-term incentive compensation was paid to any NEO in fiscal 2016 in light of the Company’s financial performance.

•

Half of annual long-term incentive awards granted in the form of performance-based equity awards.    Generally half of the value of the equity awards granted to our other NEOs in fiscal 2016 was in the form of performance-based awards, with the remainder being time-based awards subject to a four-year vesting period. This is consistent with our practice in recent years and was adopted by our Board and Compensation and Leadership Development Committee as a formal policy for future awards.

•	Performance-based equity awards measured using TSR over a three-year performance period. The performance-based equity award granted to our NEOs in fiscal 2016 will be earned, if at

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all, based on our TSR over a three-year performance period from January 4, 2016 through January 4, 2019, relative to the S&P North American Technology Index, with the number of shares of our common stock earned to be determined based on our actual percentile achievement on a stack-ranked basis. This provides opportunity for above-median achievement for performance above target, downward adjusted payout for below median achievement and a required minimum level of achievement for any payout to be made.

We believe that the features described above effectively supplement the ongoing executive compensation-related practices that we follow to ensure promotion of stockholder interests and strong corporate governance. These practices include our policy that prohibits hedging of, or hedging against losses of, Verifone securities; our “clawback” policy; our objective formula-based peer group selection process; our robust executive stock ownership requirements; provisions in our 2006 Equity Plan that prohibit any repricing of stock options without stockholder approval; and the “double-trigger” arrangements in our change in control severance provisions for the NEOs. In addition, we do not provide material perquisites or any excise tax gross-ups to our NEOs. Our Compensation and Leadership Development Committee retains an independent compensation consultant that advises our Compensation and Leadership Development Committee on a regular basis, and our stockholders have direct lines of communications to our Board and Compensation and Leadership Development Committee. We also value stockholder input on our executive compensation program, and conduct an annual stockholder advisory vote on approval of the compensation of the NEOs.

Our executive compensation program and the significant modifications made since fiscal 2013 are described more fully in the Compensation Discussion & Analysis included in this Proxy Statement, and we invite you to read those important changes in connection with your vote on this Proposal 3.

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to indicate their approval of the compensation of our NEOs as described in the Compensation Discussion & Analysis included in this Proxy Statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2016 Summary Compensation Table, and the other related tables and disclosure included in such Proxy Statement.”

Vote Required

Approval of Proposal 3 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

Directors’ Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the advisory vote to approve the compensation of our NEOs.

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PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTE

TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal 3 above, in accordance with Section 14A of the Exchange Act, our stockholders are being provided the opportunity to cast an advisory vote to approve the compensation program of our NEOs, referred to as a “say-on-pay vote.”

This Proposal 4 provides our stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or special stockholder meetings for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal 4, our stockholders may vote to have the say-on-pay vote every year, every two years or every three years. Our stockholders may also abstain from voting on this proposal.

While we will continue to monitor developments in this area, our Board believes that a say-on-pay vote should be conducted every year so that our stockholders may express their views on our executive compensation program and our Compensation and Leadership Development Committee can consider the outcome of these votes in making its decisions on executive compensation annually.

The results of the vote contemplated by this Proposal 4 are advisory in nature, and therefore not binding on us, our Board or our Compensation and Leadership Development Committee. Our Board and our Compensation and Leadership Development Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering the frequency with which future say-on-pay votes will be held.

Vote Required

Stockholders are not voting to approve or disapprove our Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or “ABSTAIN.” The option that receives the highest number of votes cast will be determined to be the preferred frequency of our stockholders with which we would hold a say-on-pay vote in future years.

Directors’ Recommendation

The Board of Directors unanimously recommends a vote for a frequency of “EVERY YEAR” for future non-binding stockholder votes to approve the compensation of our NEOs.

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PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee of our Board of Directors has selected and appointed Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of Verifone and its subsidiaries for the fiscal year ending October 31, 2017. Ernst & Young LLP audited the financial statements for us for the fiscal year ended October 31, 2016. A member of that firm will be present at the annual meeting, will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of Verifone and its stockholders. If our stockholders do not ratify our Audit Committee’s selection, our Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its selection of our independent registered public accounting firm.

Fees for Services Provided by Independent Registered Public Accounting Firm

The following table sets forth fees incurred by us and our subsidiaries for services provided by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended October 31, 2016 and 2015 (in thousands):

	2016	2015
Audit fees	$6,896	$6,124
Audit-related fees	—	—
Tax fees	515	545
All other fees	2	4

Total fees	$7,414	$6,673

Audit Fees.    This category consists of professional services provided by Ernst & Young LLP in connection with the integrated audit of the Company’s financial statements including services provided in connection with the annual audit of the Company’s internal control over financial reporting and review of the Company’s quarterly financial statements. The fees also include professional services provided for new and existing statutory audits of subsidiaries or affiliates of the Company.

Audit-Related Fees.    This category consists of assurance and related services provided by Ernst & Young LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees under this category primarily include employee benefit plan audits, due diligence related to acquisitions and consultations concerning financial accounting and reporting standards that are not part of the performance of the audit or review of our financial statements.

Tax Fees.    This category consists of professional services rendered by Ernst & Young LLP, primarily in connection with our tax compliance activities, including the preparation of tax returns in certain overseas jurisdictions, consultation on tax matters, tax advice relating to transactions and other tax planning and advice.

All Other Fees.    This category consists of fees for products and services other than the services reported above.

For fiscal years 2016 and 2015 all fees incurred by us and our subsidiaries for services provided by Ernst & Young LLP were pre-approved by our Audit Committee.

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Audit Committee Pre-Approval Policies and Procedures

As required by Section 10A(i)(1) of the Exchange Act, our Audit Committee has adopted a pre-approval policy requiring that our Audit Committee pre-approve all audit and permissible non-audit services to be performed by Ernst & Young LLP. Any proposed service that has received pre-approval but which will exceed pre-approved cost limits will require additional pre-approval by our Audit Committee. In addition, pursuant to Section 10A(i)(3) of the Exchange Act, our Audit Committee has established procedures by which our Audit Committee may from time to time delegate pre-approval authority to the Chairman of the Audit Committee. If the Chairman exercises this authority, he must report any pre-approval decisions to the full Audit Committee at its next meeting.

Vote Required

Approval of Proposal 5 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting.

Directors’ Recommendation

Our Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of Verifone and its subsidiaries for the fiscal year ending October 31, 2017. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted “FOR” ratification of the appointment.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Verifone’s executive officers, directors and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. The officers, directors and 10% stockholders are required by SEC regulations to furnish Verifone with copies of all Section 16(a) forms they file. SEC regulations require us to identify in our Annual Report on Form 10-K anyone who failed to file, on a timely basis, reports that were due during the most recent fiscal year or, in certain cases, prior years. Based on our review of reports we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during our fiscal year ended October 31, 2016, all Section 16(a) filing requirements were satisfied on a timely basis.

Compensation and Leadership Development Committee Interlocks and Insider Participation

For fiscal 2016, our Compensation and Leadership Development Committee consisted of Robert B. Henske (Chairman), Wenda Harris Millard, who resigned from our Board and Compensation and Leadership Development Committee, effective May 21, 2016, Jonathan I. Schwartz and Jane J. Thompson. None of the members of our Compensation and Leadership Development Committee is or was one of our officers or employees during the last fiscal year or was formerly one of our officers, and none of our executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation and Leadership Development Committee.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by Verifone under the Securities Act of 1933 or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation and Leadership Development Committee,” “Report of the Corporate Governance and Nominating Committee” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated and are not considered “soliciting” material.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to our Investor Relations department at VeriFone Systems, Inc., 88 W. Plumeria Drive, San Jose, CA 95134 or by telephone at (408) 232-7800. If you currently receive multiple copies of Verifone’s proxy materials and would like to participate in householding, please contact our Investor Relations department at the address or phone number described above.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 23, 2017

You may obtain, free of charge, a copy of our Annual Report, this Proxy Statement, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our director and officer stock ownership

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guidelines, and the charters for our Audit, Compensation and Leadership Development, and Corporate Governance and Nominating Committees, by writing to: VeriFone Systems, Inc., 88 W. Plumeria Drive, San Jose, California 95134, Attn: Investor Relations. Our Annual Report, this Proxy Statement, and the other documents mentioned in this paragraph are available on our website at http://ir.verifone.com. For directions to the Annual Meeting, please contact our Investor Relations department at (408) 232-7800.

Other Matters

Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Paul Galant
Chief Executive Officer

San Jose, California

Dated: February 9, 2017

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APPENDIX A

RECONCILIATION OF

NON-GAAP FINANCIAL PERFORMANCE MEASURES

TO

GAAP FINANCIAL PERFORMANCE MEASURES

This proxy statement includes several non-GAAP financial measures, including non-GAAP net revenues; non-GAAP net income; non-GAAP net income per diluted share; and free cash flow. The corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures are included below.

Management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these non-GAAP financial measures help it to evaluate Verifone’s performance and operations and to compare Verifone’s current results with those for prior periods as well as with the results of peer companies. Verifone incurs, due to differences in debt, capital structure and investment history, geographic presence and associated currency impacts, certain income and expense items, such as stock based compensation, amortization of acquired intangibles and other non-cash expenses, that differ significantly from Verifone’s competitors. The non-GAAP financial measures reflect Verifone’s reported operating performance without such items. Management also uses these non-GAAP financial measures in Verifone’s budget and planning process. Management believes that the presentation of these non-GAAP financial measures is useful to investors in comparing Verifone’s operating performance in any period with its performance in other periods and with the performance of other companies that represent alternative investment opportunities. These non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and may therefore differ from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures do not reflect all amounts and costs, such as acquisition related costs, employee stock-based compensation costs, cash that may be expended for future capital expenditures or contractual commitments, working capital needs, cash used to service interest or principal payments on Verifone’s debt, income taxes and the related cash requirements, and restructuring charges, associated with Verifone’s results of operations as determined in accordance with GAAP.

Furthermore, Verifone expects to continue to incur income and expense items that are similar to those that are excluded by the non-GAAP adjustments described herein. Management compensates for these limitations by also relying on the comparable GAAP financial measures.

A reconciliation of non-GAAP net revenues to GAAP net revenues for fiscal 2015 and 2016 (in millions):

	Note	Fiscal 2015	Fiscal 2016
Non-GAAP net revenues		$2,001.5	$2,006.1
Amortization of step-down in deferred services net revenues at acquisition and associated costs of goods sold	A	(1.0)	(14.0)

GAAP net revenues		$2,000.5	$1,992.1

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A reconciliation of non-GAAP net income to GAAP net income (loss), as well as non-GAAP net income per diluted share (“non-GAAP EPS”) to GAAP net income per diluted share (“GAAP EPS”), for fiscal 2015 and 2016 (in millions, except per share numbers):

	Note	Fiscal 2015	Fiscal 2016
Non-GAAP net income(1)		$212.1	$185.0
Amortization of step-down in deferred services net revenues at acquisition and associated costs of goods sold	A	(1.0)	(9.9)
Amortization of purchased intangible assets	B	(100.8)	(105.7)
Other merger and acquisition related expenses	B	(1.2)	9.0
Stock based compensation	C	(42.3)	(42.3)
Restructure and related charges	D	(8.7)	(46.3)
Other charges and income	D	(22.9)	(19.4)
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	E	43.9	20.3

GAAP net income (loss)(1)		$79.1	$(9.3)

	Fiscal 2015	Fiscal 2016(2)
Non-GAAP EPS	$1.83	$1.66
GAAP EPS	$0.68	$(0.08)
(1)

Referred to as “Non-GAAP net income (loss) attributable to VeriFone Systems, Inc. stockholders” and “GAAP net income (loss) attributable to VeriFone Systems, Inc. stockholders,” respectively, in reports of our financial results on Form 8-K.

(2)

For fiscal year 2016, we had net income on a non-GAAP basis and a net loss on a GAAP basis. Therefore, the weighted average number of shares used in computing non-GAAP EPS includes shares that are anti-dilutive and excluded from the computation of GAAP EPS.

A reconciliation of free cash flow to GAAP net cash provided by operating activities for fiscal 2015 and 2016 (in millions):

	Note	Fiscal 2015	Fiscal 2016
Free cash flow		$142.9	$88.4
GAAP capital expenditures	F	106.4	105.3

GAAP net cash provided by operating activities		$249.3	$193.7

NON-GAAP FINANCIAL MEASURES NOTES

Note A: Non-GAAP net revenues, costs of goods sold and gross margin. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Non-GAAP costs of goods sold exclude the costs of goods associated with the fair value decrease (step-down) in deferred revenue at acquisition. Although the step-down of deferred revenue fair value at acquisition and associated costs of goods sold are reflected in our GAAP financial statements, they result in net revenues and gross margins immediately post-acquisition that are lower than net revenues and gross margins that would be recognized in accordance with GAAP on those same services if they were sold under contracts entered into post-acquisition. Accordingly, we adjust the step-down to achieve comparability to net revenues and gross margins of the acquired entity earned pre-acquisition and to our GAAP net revenues and gross margins to be earned on contracts sold in future periods. These adjustments, which relate principally to our acquisition of AJB during February 2016, enhance the ability of our management and our investors to assess our financial performance and trends. These non-GAAP net revenues, costs of goods sold and gross margin amounts are not intended to be a substitute for our GAAP disclosures of net revenues, costs of goods sold and gross margin, and should be read together with our GAAP disclosures.

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Note B: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of mergers and acquisitions. Merger and acquisition related adjustments include the amortization of intangible assets, contingent consideration fair market value adjustments, interest on contingent consideration, transaction expenses associated with acquisitions, and acquisition integration expenses.

Amortization of intangible assets: Verifone incurs amortization of intangible assets in connection with its acquisitions, such as amortization of finite lived customer relationships intangibles. We are required to allocate a portion of the purchase price of each business acquisition to the intangible assets acquired and to amortize this amount over the estimated useful lives of those acquired intangible assets. Because these amounts have no direct correlation to Verifone’s underlying business operations, we eliminate these amortization charges and any associated minority interest impact from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results.

Contingent consideration fair market value adjustments and interest on contingent consideration: In connection with its acquisitions, Verifone owes contingent consideration payments based upon the post-acquisition performance of and other factors related to acquired businesses. These contingent consideration liabilities are reported at fair market value and incur non-cash imputed interest. Changes in the fair market value of contingent consideration and imputed interest expense vary independent of our ongoing operating results and have no direct correlation to our underlying business operations. Accordingly, Verifone excludes these amounts from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results.

Transaction expenses associated with acquisitions: Verifone incurs transaction expenses in connection with its acquisitions, which include legal and other professional fees such as advisory, accounting, valuation and consulting fees. These transaction expenses are related to acquisitions and have no direct correlation with the ongoing operation of Verifone’s business. Accordingly, Verifone excludes these amounts from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results.

Acquisition integration expenses: In connection with its acquisitions, Verifone incurs costs relating to the integration of the acquired business with Verifone’s ongoing business, which includes expenses relating to the integration of facilities and other infrastructure, information technology systems and employee-related costs such as costs of personnel required to assist with integration transitions. These acquisition integration expenses are related to acquisitions and have no direct correlation with the ongoing operation of Verifone’s business. Accordingly, Verifone excludes these amounts from our non-GAAP operating results to provide better comparability of pre-acquisition and post-acquisition operating results.

Note C: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation because they are non-cash expenses that management believes are not reflective of ongoing operating results. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types which affect the calculations of stock-based compensation, we believe that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Stock-based compensation is very different from other forms of compensation. A cash salary or bonus has a fixed and unvarying cash cost. In contrast the expense associated with a stock based award is unrelated to the amount of compensation ultimately received by the employee; and the cost to the Company is based on valuation methodology and underlying assumptions that may vary over time and does not reflect any cash expenditure by the Company. Furthermore, the expense associated with granting an employee a stock based award can be spread over multiple years and may be reversed based on forfeitures which may differ from our original assumptions unlike cash compensation expense which is typically recorded contemporaneously with the time of award or payment. Accordingly, we believe that excluding stock-based compensation expense from our non-GAAP operating results facilitates better understanding of our long-term business performance and enhances period-to-period comparability.

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Note D: Other Charges and Income. Verifone excludes certain expenses, other income (expense) and gains (losses) that we have determined are not reflective of ongoing operating results or that vary independent of business performance. It is difficult to estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, we exclude them in our non-GAAP financial measures because we believe these items limit the comparability of our ongoing operations with prior and future periods. These adjustments for other charges and income include:

Transformation and restructuring: Over the past several years, we have incurred certain expenses, such as professional services, contract cancellation fees and certain personnel and personnel related costs incurred on initiatives to transform, streamline, centralize and restructure our global operations. These charges include involuntary termination costs, costs to cancel facility leases, write down of assets held for sale, charges for costs to terminate a contract related to a service we will no longer offer in Turkey, associated legal and other advisory fees, as well as operating income and losses of businesses identified to exit as part of our strategic review of under-performing businesses and global transformation initiatives. Each of these charges has been incurred in connection with discrete activities in furtherance of specific business objectives in light of prevailing circumstances, and each charge and the associated activity or activities have had differing impacts on our business operations. We do not incur these costs in the ordinary course of business. While certain of these items have recurred in recent years and may continue to recur in the near future, the amount of these items has varied significantly from period to period. Accordingly, management assesses our operating performance with these amounts included and excluded, and we believe that by providing this information, users of our financial statements are better able to understand the financial results of what we consider to be our continuing operations and compare our current operating performance to our past operating performance.

Foreign exchange losses related to obligations denominated in currencies of highly inflationary economies: Our non-GAAP operating results do not include foreign exchange losses related to obligations denominated in highly inflationary economies, such as the devaluation of the Argentina Peso during the first and second quarter of fiscal 2016. We believe that excluding such losses provides a better indication of our business performance in the current period, as the existence of high inflation in these economies varies independent of our business performance, and enhances the comparability of our business performance during periods before and after such inflation occurred.

Costs associated with litigation and other loss contingencies, penalties and settlements: Our non-GAAP operating results do not include costs associated with litigation and other loss contingencies, penalties and settlements. These costs and loss contingencies relate to events that occurred in prior periods and their ultimate amount and resolution are uncorrelated with our operating performance during the current period. Accordingly, we believe that excluding such amounts provides a better indication of our business performance in the current period and enhances the comparability of our business performance across periods.

Other charge: During the first quarter of 2015 we incurred $2.0 million of personnel related costs related to a senior executive management change. While these types of costs may recur, this particular cost was significantly larger than ordinary hiring costs. Accordingly, management assesses our operating performance with this amount included and excluded, and we believe that by providing this information, users of our financial statements are better able to understand the financial results of what we consider to be our continuing operations and compare our current operating performance to our past operating performance.

Note E: Income Tax Effect of Non-GAAP exclusions. Income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our medium to long term estimate of cash taxes on a non-GAAP basis, in order to provide our management and users of the financial statements with better clarity regarding the on-going comparable performance and future liquidity of our business. Under GAAP our Income tax provision as a percentage of Income before income taxes was 701.2% for the fiscal quarter ended October 31, 2016, (43.7)% for the fiscal quarter ended October 31, 2015, 631.9% for the fiscal year ended October 31, 2016 and (10.2)% for the fiscal year ended October 31, 2015. For the purpose of computing non-GAAP actual results, we used a 14.5% rate for all periods presented.

Note F: Free Cash Flow. Verifone determines free cash flow as net cash provided by operating activities less capital expenditures.

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APPENDIX B

VERIFONE SYSTEMS, INC. (FORMERLY, VERIFONE HOLDINGS, INC.)

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

ARTICLE 1

GENERAL

1.1 Purpose

The purpose of the VeriFone Systems, Inc. (formerly, VeriFone Holdings, Inc.) 2006 Equity Incentive Plan (the “Plan”) is to provide an incentive for officers, other employees, prospective employees and directors of, and consultants to, VeriFone Systems, Inc. (the “Company”) and its subsidiaries and affiliates to acquire a proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and its subsidiaries and affiliates.

1.2 Definitions of Certain Terms

(a) “Award” means an award under the Plan as described in Section 1.5 and Article II.

(b) “Award Agreement” means a written agreement entered into between the Company and a Grantee in connection with an Award, that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” shall have the meaning specified in a holder’s employment agreement or Award Agreement or if not specified therein shall mean the occurrence of one or more of the following events as determined by the Committee in its discretion:

(i) Conviction of a felony or any crime or offense lesser than a felony involving dishonesty, disloyalty or fraud with respect to the Company or any Related Entity or any of their respective properties or assets; or

(ii) Gross negligence or willful misconduct that has caused demonstrable and serious injury to the Company or a Related Entity, monetary or otherwise; or

(iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company or a Related Entity, as the case may be; or

(iv) Breach of duty of loyalty to the Company or a Related Entity or any act of fraud or dishonesty with respect to the Company or a Related Entity.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Compensation Committee of the Board and shall consist of not less than two directors. However, if a member of the Compensation Committee is not an “outside director” within the meaning of Section 162(m) of the Code or is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, the Compensation Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The term “Committee” includes any such committee or subcommittee, to the extent of the Compensation Committee’s delegation.

(g) “Common Stock” means the common stock of the Company.

(h) “Competition” is deemed to occur if a person whose employment with the Company or a Related Entity has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses in which the Company or any Related Entity engages and with which the person was involved at any time during his or her employment with or other service for the Company or any Related Entity.

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(i) “Disability” means a disability that would entitle an eligible participant to payment of regular disability payments under any Company disability plan or as otherwise determined by the Committee.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) The “Fair Market Value” of a share of Common Stock on any date shall be (i) the closing sale price per share of Common Stock during normal trading hours on the New York Stock Exchange or the last preceding date on which there was a sale of such Common Stock on such exchange or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its discretion, shall determine.

(l) “Grantee” means a person who receives an Award.

(m) “Incentive Stock Option” means a stock option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code (or a successor provision thereof) and which is so designated in the applicable Award Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

(n) “Non-Qualified Stock Option” means any stock option other than an Incentive Stock Option.

(o) “Key Persons” means directors, officers and other employees of the Company or of a Related Entity, and consultants to the Company or a Related Entity.

(p) “Option Exercise Price” means the amount payable by a Grantee on the exercise of a stock option as determined by the Committee and set forth in such Grantee’s Award Agreement.

(q) “Performance-Based Awards” means certain Awards granted pursuant to Section 2.13.

(r) “Performance Criteria” has the meaning set forth in Section 2.13(d).

(s) “Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards, which may or may not be based on Performance Criteria.

(t) “Related Entity” means any parent or subsidiary corporation of the Company or any business, corporation, partnership, limited liability company or other entity in which the Company or a parent or a subsidiary corporation holds at least a 25% ownership interest, directly or indirectly and any other entity specifically designated as a Related Entity by the Committee.

(u) “Retirement” means (i) retirement as defined under any Company pension plan or retirement program, (ii) termination of one’s employment or service with the Company or a Related Entity on retirement by a participant who, as of the date of termination, is at least 65 years old and has completed five or more years of service with the Company or a Related Entity, or(iii) termination of one’s employment on retirement with the approval of the Committee.

(v) “Rule 16b-3” means Rule 16b-3 under the Exchange Act.

(w) A “stock appreciation right” or “SAR” means any right granted under Section 2.3(b) of the Plan.

(x) A “stock option” or “option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(y) Unless otherwise determined by the Committee, a Grantee shall be deemed to have a “Termination of Employment” upon ceasing employment with the Company and all Related Entities (or, in the case of a Grantee who is not an employee, upon ceasing association with the Company and all Related Entities as a director, consultant or otherwise). Subject to Section 3.19, the Committee in its discretion may determine (i) whether any

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leave of absence constitutes a Termination of Employment for purposes of the Plan, (ii) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (iii) when a change in a Grantee’s association with the Company constitutes a Termination of Employment for purposes of the Plan. The Committee may also determine in its discretion whether a Grantee’s Termination of Employment is for Cause and the date of termination in such case.

1.3 Administration

(a) The Plan shall be administered by the Committee, which shall consist of not less than two directors; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein.

(b) The Committee or a subcommittee thereof (which hereinafter shall also be referred to as the Committee) shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law, (vii) to determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, and (viii) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee.

(c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

(d) The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be made by the Committee in its sole discretion and shall be final, binding and conclusive.

(e) No member of the Board or the Committee or any employee of the Company or any of its subsidiaries or affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained herein: (i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (ii) the Board may, in its discretion, at any time and from time to time, grant Awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.

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1.4 Persons Eligible for Awards

Awards under the Plan may be made to such Key Persons as the Committee shall select in its discretion.

1.5 Types of Awards Under the Plan

Awards may be made under the Plan in the form of stock options, including Incentive Stock Options, Non-Qualified Stock Options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units and other stock-based Awards, as set forth in Article II.

1.6 Shares Available for Awards

(a) Total shares available. The aggregate number of shares of the Company’s Common Stock that shall be available for grant under this Plan shall be 49,272,075. Any shares granted as Stock Options or SARs shall be counted as one (1) share for every share granted. Any shares granted as Awards other than Stock Options or SARs shall be counted against this limit as 2.00 shares for every share granted. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards shall be subject to adjustment as provided by Section 1.6(b). The shares issued pursuant to Awards granted under this Plan may be shares that either were reacquired by the Company, including shares purchased in the open market, or authorized but unissued shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. If any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock then the shares covered by such forfeited, terminated or cancelled award shall again become available for transfer pursuant to Awards granted or to be granted under the Plan. If any shares of Common Stock are surrendered or withheld from any Award (other than stock options or SARs) to satisfy a Grantee’s income tax withholding obligations, then a number of shares equal to the number of shares withheld, but in any event no greater than the number of shares that would have been withheld pursuant to the minimum statutory withholding rate, shall again become available for transfer pursuant to Awards granted or to be granted under the Plan. If any shares of Common Stock owned by a Grantee are tendered to pay the exercise price of options granted under the Plan, then shares which are equal to the number of shares tendered shall no longer be available for transfer pursuant to Awards granted or to be granted under this Plan. The number of shares that are returned to the Plan due to the forfeiture, termination or cancelation of any Award shall be returned at the same ratio at which such Award counted against the total shares available for Award at the time of grant. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which Awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for Awards under this Plan. Notwithstanding anything herein to the contrary, the following shares of Common Stock may not again be made available for issuance under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or stock option, (ii) shares of Common Stock used to pay the exercise price related to an outstanding Award or (iii) shares of Common Stock repurchased on the open market with the proceeds of the Option Exercise Price.

(b) Adjustments. The number and type of shares of Common Stock covered by each outstanding Award, the number and type of shares available for Awards, and the price per share of Common Stock covered by each such outstanding Award (including the exercise price of a stock option or SAR) shall be proportionately adjusted, as determined by the Committee in its discretion, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock, including cash dividends other than regular cash dividends paid pursuant to an announced dividend policy; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.

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ARTICLE 2

AWARDS UNDER THE PLAN

2.1 Award Agreements

Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable. The Committee may grant Awards in tandem with any other Award or Awards granted under this Plan or any award granted under any other plan of the Company. Payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. A Grantee shall have no rights with respect to an Award unless such Grantee accepts the Award within such period as the Committee shall specify by executing an Award Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company in such amount as the Committee may determine.

2.2 No Rights as a Stockholder

No Grantee of an Award (or other person having rights pursuant to such Award) shall have any of the rights of a Stockholder of the Company with respect to shares subject to such Award until the delivery of the shares to such person. Except as otherwise provided in Section 1.6(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such shares are delivered.

2.3 Grant of Stock Options, Stock Appreciation Rights and Additional Options

(a) The Committee may grant stock options, including Incentive Stock Options and Non-Qualified Stock Options to purchase shares of Common Stock from the Company, to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion; provided, however, that, subject to adjustment in accordance with Section 1.6(b), the maximum number of shares of Common Stock with respect to which options or stock appreciation rights may be granted during a calendar year to any Grantee may not exceed 3,000,000 and (ii) the maximum aggregate number of shares of Common Stock that may be issued under the Plan with respect to Incentive Stock Options shall not exceed 3,000,000.

(b) The Committee may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan. A stock appreciation right may be granted at or after the time of grant of such option.

(c) The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (ii) the exercise price of such right as set forth in the Award Agreement (or over the option exercise price if the stock appreciation right is granted in connection with a stock option), multiplied by (iii) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with a stock option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.

(d) Each Award Agreement with respect to a stock option shall set forth the Option Exercise Price, which shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (except as permitted in connection with the assumption or issuance of options in a transaction to which Section 409A or Section 424(a) of the Code applies). Each Award Agreement with respect to a stock appreciation right shall set forth the exercise price, which shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the stock appreciation right is granted.

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(e) Each Award with respect to a stock option or stock appreciation right shall set forth a vesting schedule following the date of grant of the Award. Such schedule shall be determined by the Committee in its discretion, subject to Section 2.15; provided, that, such vesting schedule shall be a minimum of 1 year for performance-based Awards and 3 years for Awards with time-based vesting; provided, further, that vesting may accelerate in connection with death, a Change in Control or other involuntary termination. No stock options or stock appreciation rights (whether or not granted in connection with stock options) shall be exercisable more than seven (7) years after the date of grant of such stock options or stock appreciation rights.

(f) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as nonqualified stock options.

(g) Notwithstanding the provisions of Sections 2.3(d) and (e), to the extent required under Section 422 of the Code, an Incentive Stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such Incentive Stock Option is granted the Option Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date granted.

2.4 Exercise of Stock Options and Stock Appreciation Rights

Each stock option or stock appreciation right granted under the Plan shall be exercisable as follows:

(a) A stock option or stock appreciation right shall become exercisable at such time or times as determined by the Committee, subject to the minimum periods set forth in Section 2.3(e).

(b) Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable Any written notice of exercise of a stock option shall be accompanied by payment of the Option Exercise Price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Committee), or (ii) to the extent specified in the Award Agreement and permitted by law, by such other method as the Committee may from time to time prescribe, including a cashless exercise procedure through a broker-dealer.

(c) Promptly after receiving payment of the full Option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares of Common Stock, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the Grantee or to such other person as may then have the right to exercise the Award, the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the shares to the Grantee’s broker-dealer.

2.5 Cancellation and Termination of Stock Options and Stock Appreciation Rights

The Committee may, at any time and in its discretion, determine that any outstanding stock options and stock appreciation rights granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such options (and stock appreciation rights not granted in connection with an option) may receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the fair market value of the Common Stock and the exercise price per share multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the stock options and stock appreciation rights will be canceled and terminated without payment therefor.

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2.6 Terms of Options

The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than seven years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Common Stock pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares of Common Stock constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the shares represented by Common Stock represented thereby, the Grantee shall have no rights as a stockholder with respect to any shares of Common Stock covered by such outstanding option (including any dividend or voting rights).

2.7 Termination of Employment

(a) Death or Disability. Unless otherwise determined by the Committee or as otherwise set forth in an applicable Award Agreement, if a participant ceases to be an officer or employee of, or to perform other services for, the Company or any Related Entity due to death or Disability, (i) all of the participant’s Awards that were vested and exercisable on the date of his or her death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of 365 days from the date of such death or Disability, but in no event after the expiration date of the Awards; provided that in the case of Disability, if the participant engages in Competition prior to exercising such Awards, without having received written consent to do so from the Board or the Committee, such Awards will immediately terminate; and (ii) all of the participant’s Awards that were not vested and exercisable on the date of his or her death or Disability shall be forfeited immediately. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(b) Retirement. Unless otherwise determined by the Committee or as otherwise set forth in an applicable Award Agreement, if a participant ceases to be an officer or employee of, or to perform other services for, the Company or any Related Entity upon the occurrence of his or her Retirement, (i) all of the participant’s Awards that were vested and exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 180 days after the date of Retirement, but in no event after the expiration date of the Awards; provided that if the participant engages in Competition prior to exercising such Awards, without having received written consent to do so from the Board or the Committee, such Awards will immediately terminate; and (ii) all of the participant’s Awards that were not vested and exercisable on the date of Retirement shall be forfeited immediately. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(c) Discharge for Cause. Unless otherwise determined by the Committee or as otherwise set forth in an applicable Award Agreement, if a participant ceases to be an officer or employee of, or to perform other services for, the Company or a Related Entity due to Cause, all of the participant’s Awards shall expire and be forfeited immediately upon such cessation, whether or not then vested and exercisable.

(d) Other Termination. Unless otherwise determined by the Committee or as otherwise set forth in an applicable Award Agreement, if a participant ceases to be an officer or employee of, or to otherwise perform services for, the Company or a Related Entity for any reason other than death, Disability, Retirement or Cause, (i) all of the participant’s Awards that were vested and exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Awards; provided that if the participant engages in Competition prior to exercising such Awards, without having received written consent to do so from the Board or the Committee, such Awards will immediately terminate; and (ii) all of the participant’s Awards that were not vested and exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

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2.8 Grant of Restricted Stock

(a) The Committee may grant restricted shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock Awards may be made independently of or in connection with any other Award.

(b) The Company shall deliver to the Grantee the shares of Common Stock covered by the Award. Upon the delivery of such shares, the Grantee shall have the rights of a Stockholder with respect to the restricted stock, subject to the transfer restrictions and the Company repurchase rights described in paragraphs (d) and (e) below and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement.

(c) In the event that a stock certificate is issued in respect of shares of restricted stock, such certificates shall be registered in the name of the Grantee but shall be held by the Company until the time the performance shares are earned.

(d) Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Additional shares of Common Stock or other property distributed to the Grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock. No ordinary cash dividends or other ordinary distributions in respect of shares of restricted stock shall be paid to any Grantee unless and until the Grantee vests in such underlying Award of restricted stock (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6(b)). Upon the vesting of such Award, any dividends or distributions paid upon but retained by the Company with respect to such Award during the vesting period shall be paid to the Participant within thirty (30) days following the vesting date. All unvested dividends in respect of shares of restricted stock shall be forfeited by the Grantee to the extent his or her underlying Awards of restricted stock are forfeited.

(e) During the ninety (90) days following the Grantee’s Termination of Employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Grantee (or the Grantee’s estate) in cash any amount paid by the Grantee for such shares.

2.9 Grant of Restricted Stock Units

(a) The Committee may grant Awards of restricted stock units to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other Award under the Plan.

(b) At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become vested, and may specify such conditions to vesting as it deems appropriate, subject to Section 2.15. Unless otherwise determined by the Committee, in the event of the Grantee’s Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an Award of restricted stock units.

(c) At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the Grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Company shall transfer to the Grantee one unrestricted, fully transferable share of Common Stock for each vested restricted stock unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied. The Committee shall specify the purchase price, if any, to be paid by the Grantee to the Company for such shares of Common Stock.

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2.10 Grant of Performance Shares and Share Units

The Committee may grant performance shares in the form of actual shares of Common Stock or share units having a value equal to an identical number of shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. In the event that a stock certificate is issued in respect of performance shares, such certificates shall be registered in the name of the Grantee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee shall determine in its discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

2.11 Other Stock-Based Awards

The Committee may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.12 Grant of Dividend Equivalent Rights

(a) The Committee may in its discretion include in the Award Agreement with respect to any Award (other than stock options or stock appreciation rights) a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

(b) Notwithstanding the foregoing, no payments will be made in respect of any dividend equivalent right granted in connection with an Award unless and until the Grantee vests in such underlying Award. Upon the vesting of such Award, any dividends or distributions paid upon but retained by the Company during the vesting period with respect to such Award that includes a dividend equivalent right shall be paid to the Participant in accordance with the terms of the Award Agreement. All unvested dividends shall be forfeited by the Grantee to the extent the underlying Awards are forfeited.

2.13 Qualified Performance-Based Awards

(a) General. The Committee shall have the authority, at the time of grant of any Award (other than stock options and stock appreciation rights that otherwise qualify for the exemption from the limitation on deductibility set forth in Section 162(m)(4)(C) of the Code), to designate such Award as a “Performance-Based Award” in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In such event, the Committee will follow the following procedures to the extent required to comply with Section 162(m) of the Code (taking into account any transition relief available thereunder):

(b) Individual Limitations. The maximum number of shares of Common Stock with respect to which Performance-Based Awards may be granted under this Plan during any calendar year to any one Grantee who is an employee of the Company (not including a non-employee director) will be 1,500,000 or, in the event such Performance-Based Award is paid in cash, the equivalent cash value thereof on the first day of the performance period to which such Award relates, as determined by the Committee. The grant limit under this section will apply to an Award only if the Award is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code and is subject to adjustment in accordance with Section 1.6(b).

(c) Establishment of the Performance Period, Performance Goals and Formula. A Grantee’s Performance-Based Award will be determined based on the attainment of written objective Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period

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to which the Performance Goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. At the same time as the Performance Goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the Performance Goals during the performance period.

(d) Performance Criteria. The Performance Goals will be based on one or more of the following business criteria (either separately or in combination) with regard to the Company (or a subsidiary, division, other operational unit or administrative department of the Company) (“Performance Criteria”): (i) attainment of research and development milestones, (ii) bookings, business divestitures and acquisitions, (iii) cash flow, (iv) cash position, (v) contract awards or backlog, (vi) customer renewals, (vii) customer retention rates from an acquired company, business unit or division, (viii) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (ix) earnings per share of Common Stock, (x) expenses, (xi) gross margin, (xii) growth in shareholder value relative to the moving average of the S&P 500 Index, S&P North American Technology Sector Index or another index, (xiii) internal rate of return, (xiv) market share, (xv) net income, (xvi) net profit, (xvii) net sales, (xviii) new product development, (xix) new product invention or innovation, (xx) number of customers, (xxi) operating cash flow, (xxii) operating expenses, (xxiii) operating income, (xxiv) operating margin, (xxv) overhead or other expense reduction, (xxvi) product defect measures, (xxvii) product release timelines, (xxviii) productivity, (xxvix) profit, (xxx) return on assets, (xxxi) return on capital, (xxxii) return on equity, (xxxiii) return on investment, (xxxiv) return on sales, (xxxv) revenue, (xxxvi) revenue growth, (xxxvii) sales results, (xxxviii) sales growth, (xxxix) stock price, (xl) time to market, (xli) total shareholder return, (xlii) working capital, and (xliii) contribution margin.

Any of the business criteria set forth above may be (1) measured in absolute terms, (2) measured in terms of growth, (3) compared to another company or companies, (4) measured against the market as a whole and/or according to applicable market indices, (5) measured against the performance of the Company as a whole or a subsidiary, business unit or segment of the Company and/or (6) measured on a pre-tax or post-tax basis (if applicable). Further, any performance goals may be used to measure the performance of the Company as a whole or a subsidiary, business unit or other segment of the company, or one or more product lines or specific markets and may be measured relative to a peer group or index. To the extent a Performance-Based Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, prior to the pre-approval of the performance goals for such Performance-Based Award, the Committee will determine whether any significant element or elements will be included in or excluded from the calculation of any performance goal with respect to any Grantee. In all other respects, performance goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the grant of a Performance-Based Award and which is consistently applied with respect to a performance goal in the relevant performance period. The Committee will appropriately adjust any evaluation of performance under a performance goal to exclude (1) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year, or (2) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Committee will adjust any performance criteria, performance goal or other feature of a Performance-Based Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(e) Certification of Performance. Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable Performance Goals have been met with respect to a given Grantee and, if they have, will so certify in writing and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be aid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Grantee may be less (but not more) than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period will be paid to the Grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

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2.14 Right of Recapture

To the extent provided in the Award Agreement, if at any time within one (1) year after the date on which a participant exercises a stock option or stock appreciation right, or on which restricted stock vests, or which is the maturity date of restricted stock units, or on which income is realized by a participant in connection with any other stock-based Award (each of which events is a “realization event”), the participant (a) is terminated for Cause or (b) engages in any activity determined in the discretion of the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Grantee from the realization event shall be paid by the Grantee to the Company upon notice from the Company. Such gain shall be determined on a gross basis, without reduction for any taxes incurred, as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Grantee by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

2.15 Minimum Vesting.

No portion of any Award shall vest prior to the first anniversary of the date of grant of the Award; provided, that vesting may accelerate in connection with death, a Change in Control or other involuntary termination. For purposes of Awards to non-employee directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders. Notwithstanding the foregoing, up to 5% of the shares of the Company’s Common Stock that shall be available for grant under this Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 2.15.

ARTICLE 3

MISCELLANEOUS

3.1 Amendment of the Plan; Modification of Awards

(a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the Grantee under any Award theretofore made under the Plan without the consent of the Grantee (or, after the Grantee’s death, the person having the right to exercise or receive payment of the Award). For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Grantee.

(b) Stockholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law, regulation or stock exchange listing requirements.

(c) The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to paragraphs (a) or (d) of this Section or an amendment to effect an assumption or other action consistent with Section 3.7(b)) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be made only with the consent of the Grantee (or, upon the Grantee’s death, the person having the right to exercise the Award). Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash or other Awards, in each case with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.

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(d) Notwithstanding anything to the contrary in this Section, the Board or the Committee shall have full discretion to amend the Plan to the extent necessary to preserve fixed accounting treatment with respect to any Award and any outstanding Award Agreement shall be deemed to be so amended to the same extent, without obtaining the consent of any Grantee (or, after the Grantee’s death, the person having the right to exercise or receive payment of the affected Award), without regard to whether such amendment adversely affects a Grantee’s rights under the Plan or such Award Agreement.

3.2 Tax Withholding

(a) As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), the Company shall be entitled to require that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.

(b) If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, to the extent specified in the applicable Award Agreement, the Grantee may satisfy tax withholding obligations imposed under paragraph (a) by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).

3.3 Restrictions

(a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a “Plan Action”), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

(b) The term “consent” as used herein with respect to any action referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.4 Nonassignability

Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit a Grantee to transfer any stock option which is not an Incentive Stock Option to one or more of the Grantee’s immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term “immediate family” shall mean the Grantee’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of a nonqualified stock option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.

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3.5 Requirement of Notification of Election Under Section 83(b) of the Code

If a Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Grantee makes such an election, the Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

3.6 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

3.7 Change in Control

(a) A “Change in Control” means the occurrence of any one of the following events:

(i) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the Company’s then outstanding securities generally eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that any of the following acquisitions shall not be deemed to be a Change in Control: (1) by the Company or any subsidiary or affiliate, (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary or affiliate, (3) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (4) pursuant to a Non-Qualifying Transaction (as defined in paragraph (ii));

(ii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries or affiliates (a “Business Combination”), unless immediately following such Business Combination:

(A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, and

(B) at least 50% of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination; (any Business Combination which satisfies all of the criteria specified in (A) and (B) above shall be deemed to be a “Non-Qualifying Transaction”);

(iii) individuals who, on March 22, 2006, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to March 22, 2006, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

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(v) the consummation of a sale of all or substantially all of the Company’s assets to an entity that is not an affiliate of the Company (other than pursuant to a Non-Qualifying Transaction).

(b) Unless otherwise provided in the applicable Award Agreement, upon the occurrence of a Change in Control specified in paragraph (a)(i), a(ii), (a)(iii) or (a)(v) above, an Award shall not Fully Vest, as such term is defined under Section 3.7(d).

(c) Upon the occurrence of a Change in Control specified in paragraph (a)(iv) above, all outstanding Awards will terminate upon consummation of the liquidation or dissolution of the Company. The Committee may, in the exercise of its discretion in such instances, (i) provide that Awards shall Fully Vest as of any specified date prior to such liquidation or dissolution and/or (ii) declare that any Award shall terminate as of any specified date.

(d) The following shall occur if Awards “Fully Vest”: (i) any stock options and stock appreciation rights granted under the Plan shall become fully vested and immediately exercisable, (ii) any restricted stock, restricted stock units and other stock-based Awards granted under the Plan will become fully vested, any restrictions applicable to such Awards shall lapse and such Awards denominated in stock will be immediately paid out to the extent permitted by Section 409A of the Code, and (iii) any performance goals applicable to Awards will be deemed to be fully satisfied unless otherwise determined by the Committee in its discretion, or otherwise provided in the applicable Award Agreement.

(e) Upon the occurrence of any Change in Control or upon the occurrence of a Non-Qualifying Transaction where Awards are not assumed (or substituted) by the Surviving Corporation or Parent Corporation, the Committee may, in its discretion, (i) Fully Vest Awards, (ii) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefor or (iii) provide that the period to exercise stock options or stock appreciation rights granted under the Plan shall be extended (but not beyond the expiration of such option or stock appreciation right).

(f) The Committee shall determine in its discretion whether an Award shall be considered “assumed” or “substituted”. Without limiting the foregoing, for the purposes of Section 3.7, a stock option or stock appreciation right shall be considered “assumed” or “substituted” if in the reasonable determination of the Committee (i) the aggregate intrinsic value (the difference between the then fair market value as reasonably determined by the Committee and the exercise price per share of Common Stock multiplied by the number of shares of Common Stock subject to such award) of the assumed (or substituted) Award immediately after the Change in Control is substantially the same as the aggregate intrinsic value of such Award immediately before such transaction, (ii) the ratio of the exercise price per assumed (or substituted) Award to the fair market value per share of successor corporation stock immediately after the Change in Control is substantially the same as such ratio for such Award immediately before such transaction and (iii) the Award is exercisable for the consideration approved by the Committee (including shares of stock, other securities or property or a combination of cash, stock, securities and other property).

3.8 No Right to Employment

Nothing in the Plan or in any Award Agreement shall confer upon any Grantee the right to continue in the employ of or association with the Company or affect any right which the Company may have to terminate such employment or association at any time (with or without Cause).

3.9 Nature of Payments

Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or

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compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement with the Grantee, unless such plan or agreement specifically provides otherwise.

3.10 Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

3.11 Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Section Headings

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.

3.13 Effective Date and Term of Plan

Unless sooner terminated by the Board, the Plan, including the provisions respecting the grant of Incentive Stock Options shall terminate on March 23, 2027. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14 Governing Law

All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

3.15 Severability; Entire Agreement

If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.16 No Third Party Beneficiaries

Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3(e) will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.17 Successors and Assigns

The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

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3.18 Waiver of Claims; Clawback

Each Grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of the Plan or an Award Agreement). Awards under the Plan shall be subject to the clawback, recapture or recoupment policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, as in effect from time to time, may be subject to the requirement that the Awards be forfeited or repaid to the Company after they have been distributed or paid to the Grantee.

3.19 Section 409A

All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A of the Code shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern. Notwithstanding anything to the contrary in this Plan or an Award Agreement, if a Grantee is a “specified employee” as determined pursuant to Section 409A of the Code as of the date of his or her “separation from service” (within the meaning of Treasury Regulation 1.409A-1(h)) and if any Award or payment or settlement of an Award provided hereunder both (i) constitutes a “deferral of compensation” within the meaning of Section 409A and (ii) cannot be paid or provided in the manner otherwise provided without subjecting the Grantee to “additional tax”, interest or penalties under Section 409A, then any such payment or settlement that is payable or that would be settled during the first six months following Grantee’s “separation from service” shall be paid or provided to Grantee on the first business day of the seventh calendar month following the month in which his or her “separation from service” occurs or, if earlier, at Grantee’s death. In addition, any payment or benefit due upon a termination of Grantee’s employment that represents a “deferral of compensation” within the meaning of Section 409A shall only be paid or provided to Grantee upon a “separation from service”. For the purposes of this Plan, each Award made pursuant hereto shall be deemed to be a separate payment. This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Agreement.

3.20 Foreign Participants

To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (i) establish special rules applicable to Awards to Key Persons who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (ii) cause the Company to enter into an agreement with any local Related Entity pursuant to which such Related Entity will reimburse the Company for the cost of such equity incentives.

3.21 Disputes; Choice of Forum

(a) The Company and each Grantee, as a condition to such Grantee’s participation in this Plan, hereby irrevocably agree that this Plan, in all respects, shall be interpreted, enforced and governed by and under the laws of the State of California without regard to conflict of law principles and each of the Company and the Grantee hereby consent to the personal and exclusive jurisdiction and venue of the California state and federal courts located in Santa Clara County, California. Notwithstanding the foregoing, except with respect to enforcing claims by the Company for injunctive or equitable relief, all disputes shall first be settled through good faith negotiations. If the dispute cannot be settled through negotiation, the Grantee and the Company will attempt in good faith to settle the dispute by mediation. If the Grantee and the Company are unsuccessful at resolving the dispute through mediation, the parties shall agree to binding arbitration administered by JAMS pursuant to its Employment Arbitration Rules & Procedures and subject to JAMS Policy on Employment Arbitration Minimum Standards of

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Procedural Fairness, which can be reviewed at www.jamsadr.com. Notwithstanding anything to the contrary in this Plan, the Federal Arbitration Act will govern the arbitrability of all disputes and claims. Judgment on the arbitration award may be entered in any court having jurisdiction. The arbitration will be held in Santa Clara County, California. Each Grantee, as a condition to such Grantee’s participation in this Plan, expressly waives its rights to have such disputes tried by a court or jury in respect of any litigation based on, arising out of, under or in connection with this Plan.

(b) Each Grantee, as a condition to such Grantee’s participation in this Plan, hereby irrevocably appoints the General Counsel of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning this Plan, who will promptly advise such Grantee of any such service of process.

(c) Each Grantee, as a condition to such Grantee’s participation in this Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.21, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim). Notwithstanding the foregoing, nothing shall limit a Grantee’s rights under applicable law to provide truthful information to any governmental entity or to file a charge with or participate in an investigation conducted by any governmental entity.

3.22 Limits on Compensation to Non-Employee Directors

No non-employee director of the Company or a Related Entity may be granted (in respect of any calendar year) compensation, solely with respect to his or her service as a non-employee director, with a value in excess of $750,000, with the value of any equity-based awards based on the accounting grant date value of such award.

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Verifone(R) VERIFONE SYSTEMS, INC. C/O COMPUTERSHARE P.O. BOX 30170 College Station, TX 77842 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by VeriFone Systems, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1.1 Robert W. Alspaugh 1.2 Karen Austin 1.3 Paul Galant 1.4 Alex W. (Pete) Hart 1.5 Robert B. Henske 1.6 Eitan Raff 1.7 Jonathan I. Schwartz 1.8 Jane J. Thompson For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Approval of the amendment and restatement of the Verifone 2006 Equity Incentive Plan to, among other things, increase the number of shares of common stock that may be issued thereunder and provide a maximum annual limit on non-employee director compensation. 3 An advisory vote to approve the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4 An advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 5 Ratification of the selection of Ernst & Young LLP as Verifone’s independent registered public accounting firm for our fiscal year ending October 31, 2017. NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000308616_1R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2016 Annual Report, 2017 Notice & Proxy Statement is/are available at www.proxyvote.com VERIFONE SYSTEMS, INC. PROXY FOR 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 23, 2017 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Paul Galant and Marc E. Rothman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of VeriFone Systems, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the 2017 Annual Meeting of Stockholders of VeriFone Systems, Inc. to be held at VeriFone’s principal offices located at 88 W. Plumeria Drive, San Jose, CA 95134 on March 23, 2017, at 9:30 a.m., local time, for the purposes listed on the reverse side and at any and all continuations and adjournments of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting. PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000308616_2 R1.0.1.15